                                                                      EXHIBIT 10

         [PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECRETARY OF THE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED MATERIAL IS INDICATED BY AN "{*MATERIAL OMITTED}" AND WAS FILED SEPARATELY WITH THE COMMISSION.]







                       AMENDED AND RESTATED MASTER LEASE


                                    BETWEEN


                       MOVIEPLEX REALTY LEASING, L.L.C.,
                                  AS LANDLORD


                                      AND


                             CARMIKE CINEMAS, INC.,
                                   AS TENANT



                            DATED: JANUARY 29, 1999

THIS LEASE AND THE LEASED PROPERTY COVERED HEREBY HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF WACHOVIA BANK, N.A., AS AGENT (THE "AGENT") UNDER AND TO THE EXTENT SET FORTH IN MORTGAGES AND ASSIGNMENTS OF RENTS, EACH DATED THE DATE HEREOF, BY LANDLORD IN FAVOR OF THE AGENT AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, AMENDED, OR MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE STATE), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE HEREOF OR THEREOF.

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1  DEFINITIONS AND USAGE..................................................................................1
   Section 1.1. Definitions.......................................................................................1
   Section 1.2. Number and Gender; Captions; References; Capitalized Terms.......................................26
   Section 1.3. Accounting Terms and Determinations..............................................................26
ARTICLE 2  REPRESENTATIONS, COVENANTS AND WARRANTIES; DISCLAIMERS................................................27
   Section 2.1. Representations, Covenants and Warranties of Tenant..............................................27
   Section 2.2. Representations, Covenants and Warranties of Landlord............................................39
   Section 2.3. Disclaimer.......................................................................................41
   Section 2.4. Amendments Relating to Bonds.....................................................................42
   Section 2.5. Actions Taken by Tenant..........................................................................42
ARTICLE 3  DEMISE OF PREMISES; TERM; RENT; OTHER PAYMENTS........................................................42
   Section 3.1. Demise of Premises...............................................................................42
   Section 3.2. Rent.............................................................................................42
   Section 3.3. Rental Payments to be Unconditional, No Abatement or Set-off.....................................42
   Section 3.4. Termination of Term/Rental Payment Obligation....................................................44
   Section 3.5. Basic Rent.......................................................................................45
   Section 3.6. [Intentionally Omitted]..........................................................................45
   Section 3.7. Basic Rent; No Bonds Outstanding.................................................................46
   Section 3.8. Supplemental Rent................................................................................46
   Section 3.9. Surplus Moneys in Bond Fund......................................................................50
ARTICLE 4  ACQUISITION AND CONSTRUCTION; SUBSTITUTION OF PROPERTIES..............................................50
   Section 4.1. Acquisition and Construction of the Individual Properties........................................50
   Section 4.2. Projects Not Completed...........................................................................50
   Section 4.3. Aggregate Fair Market Value Not Achieved.........................................................51
   Section 4.4. Substitution of Properties.......................................................................51
   Section 4.5. Moneys Remaining in Project Fund.................................................................53
   Section 4.6. Investment and Use of Fund Moneys................................................................53
   Section 4.7. Ownership of Leased Property.....................................................................53
   Section 4.8. Change in Location of Records....................................................................53
ARTICLE 5  USE...................................................................................................53
   Section 5.1. Use..............................................................................................53
   Section 5.2. Prohibited Uses..................................................................................54
ARTICLE 6  COMPLIANCE WITH LEGAL REQUIREMENTS....................................................................54
   Section 6.1. Tenant's Compliance with Legal Requirements......................................................54
ARTICLE 7  IMPOSITIONS...........................................................................................54
   Section 7.1. Utilities........................................................................................54
   Section 7.2. Payment of Impositions...........................................................................54
   Section 7.3. Tax Contests.....................................................................................55
   Section 7.4. Tax Refund.......................................................................................55
ARTICLE 8  EXTENSION OPTIONS.....................................................................................55
   Section 8.1. Extension Options................................................................................55
   Section 8.2. Renewal Rent; Procedure for Determination........................................................55
   Section 8.3. Lease Amendment..................................................................................55
   Section 8.4. No Assignment....................................................................................56
   Section 8.5. Invalidity.......................................................................................56
ARTICLE 9  LANDLORD'S RIGHT OF ENTRY.............................................................................56
   Section 9.1. Landlord's and Agent's Right of Entry............................................................56
ARTICLE 10  MAINTENANCE, REPAIR AND REPLACEMENT BY TENANT........................................................56
   Section 10.1. Maintenance of the Leased Property..............................................................56

   Section 10.2. Repair and Replacement of the Leased Property...................................................56
   Section 10.3. Maintenance of Leased Property..................................................................57
   Section 10.4. Landlord Not Responsible........................................................................57
ARTICLE 11  ALTERATIONS BY TENANT................................................................................57
   Section 11.1. Tenant Alterations..............................................................................57
   Section 11.2. Construction of Alterations.....................................................................58
ARTICLE 12  ASSIGNMENT AND SUBLETTING............................................................................58
   Section 12.1. Restrictions on Assignment and Subletting.......................................................58
   Section 12.2. Procedure; Requirements.........................................................................59
   Section 12.3. No Release from Liability.......................................................................61
   Section 12.4. No Waiver.......................................................................................61
ARTICLE 13  SURRENDER............................................................................................61
   Section 13.1. Surrender of Premises...........................................................................61
ARTICLE 14  HOLDING OVER.........................................................................................62
   Section 14.1. Holding Over....................................................................................62
ARTICLE 15  PURCHASE OPTION......................................................................................62
   Section 15.1. Purchase Option.................................................................................62
   Section 15.2. Purchase Price; Calculation.....................................................................63
   Section 15.3. Procedure.......................................................................................63
   Section 15.4. Subperforming Theater Purchase Option...........................................................63
   Section 15.5. Purchase Upon Casualty Loss.....................................................................64
   Section 15.6. Conveyance of Title.............................................................................65
   Section 15.7. Special Right of Termination and Purchase.......................................................65
ARTICLE 16  PREMISES SUBJECT TO SECURITY DOCUMENTS QUIET ENJOYMENT...............................................65
   Section 16.1. Quiet Enjoyment.................................................................................65
ARTICLE 17  EVENTS OF DEFAULT, REMEDIES..........................................................................66
   Section 17.1. Events of Default...............................................................................66
   Section 17.2. Tenant Obligations on Default...................................................................68
   Section 17.3. Landlord Remedies...............................................................................68
   Section 17.4. Election of Remedies; No Waiver of Elected Remedies.............................................69
   Section 17.5. No Additional Waiver Implied by One Waiver......................................................69
   Section 17.6. Agreement to Pay Attorneys' Fees and Expenses...................................................69
   Section 17.7. Late Charges....................................................................................70
   Section 17.8. Delay; Notice...................................................................................70
   Section 17.9. Conversion to Fixed Rate........................................................................70
ARTICLE 18  SUBORDINATION AND ESTOPPEL...........................................................................70
   Section 18.1. Subordination of Lease..........................................................................70
   Section 18.2. [Intentionally Omitted].........................................................................71
   Section 18.3. Estoppel Certificate............................................................................71
ARTICLE 19  DAMAGE, DESTRUCTION AND CONDEMNATION; USE OF NET PROCEEDS............................................71
   Section 19.1. Damage and Destruction..........................................................................71
   Section 19.2. Net Proceeds....................................................................................72
   Section 19.3. Total and Partial Taking........................................................................72
   Section 19.4. Temporary Taking................................................................................73
   Section 19.5. Cooperation of Landlord.........................................................................74
   Section 19.6. No Waiver.......................................................................................74
   Section 19.7. Reserve Fund....................................................................................74
ARTICLE 20  PREPAYMENT OF RENT...................................................................................75
   Section 20.1. No Optional Prepayment..........................................................................75
   Section 20.2. Mandatory Prepayment............................................................................75
ARTICLE 21  PROCEDURE UPON PURCHASE..............................................................................75
   Section 21.1. State of Title..................................................................................75
   Section 21.2. Closing Requirements............................................................................75
ARTICLE 22  INSURANCE............................................................................................76
   Section 22.1. General Provisions..............................................................................76

   Section 22.2. General Liability...............................................................................78
   Section 22.3. Auto Liability Insurance........................................................................79
   Section 22.4. Builders' Risk Insurance........................................................................79
   Section 22.5. Worker's Compensation and Employer's Liability..................................................80
   Section 22.6. Property Insurance..............................................................................80
   Section 22.7. [Intentionally Omitted].........................................................................80
   Section 22.8. [Intentionally Omitted].........................................................................81
   Section 22.9. Umbrella or Excess Liability....................................................................81
   Section 22.10. Net Proceeds of Insurance; Form of Policies....................................................81
ARTICLE 23  NO WAIVER............................................................................................81
   Section 23.1. Written Waiver..................................................................................81
   Section 23.2. No Acceptance of Surrender......................................................................81
   Section 23.3. No Accord and Satisfaction......................................................................81
   Section 23.4. Payment of Rent Not Waiver......................................................................82
ARTICLE 24  NON-LIABILITY OF LANDLORD............................................................................82
   Section 24.1. Non-Liability of Landlord.......................................................................82
   Section 24.2. Landlord Not Responsible for Tenant's Property..................................................82
ARTICLE 25  INDEMNIFICATION......................................................................................82
   Section 25.1. Indemnification.................................................................................82
   Section 25.2. Exceptions to Indemnification...................................................................84
   Section 25.3. Right of Set-Off................................................................................84
   Section 25.4. Miscellaneous; Survival.........................................................................85
ARTICLE 26  NOTICES..............................................................................................85
   Section 26.1. Notices.........................................................................................85
ARTICLE 27  MECHANICS' LIENS.....................................................................................87
   Section 27.1. Mechanics' Liens................................................................................87
ARTICLE 28  DEFINITION OF LANDLORD...............................................................................87
   Section 28.1. Definition of Landlord..........................................................................87
ARTICLE 29  DEFINITION OF TENANT.................................................................................87
   Section 29.1. Definition of Tenant............................................................................87
ARTICLE 30  PERSONAL LIABILITY...................................................................................88
   Section 30.1. No Personal Liability or Accountability.........................................................88
ARTICLE 31  ENVIRONMENTAL COMPLIANCE.............................................................................88
   Section 31.1. Environmental Compliance........................................................................88
   Section 31.2. Existence of Hazardous Substances...............................................................88
   Section 31.3. Environmental Inspection........................................................................89
   Section 31.4. De Minimus Quantities...........................................................................89
ARTICLE 32  MISCELLANEOUS........................................................................................89
   Section 32.1. Entireties; Exhibits; Conflicts; Modifications..................................................89
   Section 32.2. Further Assurances and Corrective Instruments...................................................90
   Section 32.3. Jury Trial Waiver...............................................................................90
   Section 32.4. Severability....................................................................................90
   Section 32.5. Interpretation..................................................................................90
   Section 32.6. No Offer; No Option, etc........................................................................91
   Section 32.7. Recording.......................................................................................91
   Section 32.8. Consent by Landlord.............................................................................91
   Section 32.9. No Merger.......................................................................................92
   Section 32.10. Landlord, Agent and Tenant Representatives.....................................................92
   Section 32.11. Binding; Counterparts..........................................................................92
   Section 32.12. Time is of the Essence.........................................................................92
   Section 32.13. Receipt of Lease...............................................................................92
   Section 32.14. Unavoidable Delay..............................................................................92
   Section 32.15. Relation of Parties............................................................................93
   Section 32.16. Survival of Indemnification and Other Obligations..............................................94
   Section 32.17. Brokerage Indemnity............................................................................94

   Section 32.18. Reference to Trustee and Agent.................................................................94
   Section 32.19. Date for Identification Purposes...............................................................94
   Section 32.20. Negotiation of this Lease......................................................................95
   Section 32.21. Conditions to Effectiveness....................................................................95

EXHIBITS

Exhibit A - Copy of Agency and Development Agreement
Exhibit B - Letter of Credit Fee Pricing Schedule Matrix
Exhibit C - [INTENTIONALLY OMITTED]
Exhibit D - [INTENTIONALLY OMITTED]
Exhibit E - Form of Lease Supplement
Exhibit F - Restricted Investments
Exhibit G - Subsidiaries
Exhibit H - Estimated Basic Rent
Exhibit I - Master Assignment
Exhibit J - Payment Direction Agreement
Exhibit K - Contribution Agreement
Exhibit L - Guaranty
Exhibit M - Compliance Certificate

                       AMENDED AND RESTATED MASTER LEASE


         This Amended and Restated Master Lease is dated January 29, 1999, between MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company having an address at 2 World Trade Center, Suite 2112, New York, New York 10048, as Landlord, and CARMIKE CINEMAS, INC., a Delaware corporation having an address at 1301 First Avenue, Columbus, Georgia 31901-2105, as Tenant.

         This Amended and Restated Master Lease is an amendment and restatement of the Master Lease dated November 20, 1997 between MOVIEPLEX REALTY LEASING, L.L.C., as Landlord, and CARMIKE CINEMAS, INC., as Tenant, as amended prior to the date hereof by First Amendment to Master Lease dated as of September 29, 1998 (as so amended, the "Original Agreement"), which is superseded hereby.

         FOR AND IN CONSIDERATION of the premises and of the mutual representations, covenants and agreements herein set forth, the Landlord and the Tenant, each binding itself, its successors and assigns, do mutually promise, covenant and agree as follows; provided that in the performance of the agreements of the Landlord herein contained, any obligation it may incur for the payment of money with respect to the Bonds shall be payable solely from the Trust Estate or from the liquidation of collateral pledged by the Landlord as security for its performance under the Indenture:


                                   ARTICLE 1
                             DEFINITIONS AND USAGE

         Section 1.1. Definitions. Capitalized terms used but not defined in this Lease shall have the meanings given to them in the Indenture or the Reimbursement Agreement, as the case may be. In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires.

         "Account" means any account established in any of the Funds established under the Indenture.

         "Additional Bonds" means any Series of Additional Bonds issued pursuant to Section 2.05(A) of the Indenture.

         "Additional Rent" has the meaning given to it in Section 3.8(a)(ii).

         "Adjusted Cash Flow" means, for any period, Consolidated Operating Income for such period, plus, to the extent deducted in determining the amount thereof, (i) Rental Obligations (less any principal portion of any Off-Balance Sheet Leases), (ii) depreciation and amortization, and (iii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets, provided that the total amount so included pursuant to this clause (iii) shall not exceed 5% of Consolidated Operating Income for such period, provided further, however, that, in calculating Adjusted Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; and
(iv) with respect to any Off-Balance Sheet Property which was acquired or ground-leased by any entity acting in the capacity of landlord (or in any functionally similar capacity to a landlord) under any Off-Balance Sheet Lease within the 12-month period ending on the date of determination of Consolidated Cash Flow, Adjusted Cash Flow shall include Theatre-Level EBITDA for such Off-Balance Sheet Property and shall be determined with respect to such Off-Balance Sheet Property on the basis of actual Theatre-Level EBITDA within such period and projected Theatre-Level EBITDA for the remainder of such period (with such projections being based on the average Theatre-Level EBITDA of comparable theater properties of the Tenant which were operated during the entire 12-month period).

         "Adjusted Fixed Charges" means, for any period, without duplication, the sum for such period of (i) Fixed Charges, plus (ii) all dividends paid by the Tenant, plus (iii) the aggregate amount paid, or required to be paid, in cash by the Tenant and its Subsidiaries in respect of income taxes (including deferred taxes), plus (iv) all scheduled payments of principal made by the Tenant or any Subsidiary with respect to Consolidated Funded Debt (excluding principal payments on the Senior Notes and payments on the Loans under the Credit Agreement).

         "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agency and Development Agreement" means the Agency and Development Agreement dated the date hereof between the Landlord and the Tenant, a copy of which is attached hereto as Exhibit A, pursuant to which, among other things, the Tenant agrees to act as development agent for the Landlord for the purpose of selecting the Individual Properties and constructing the Applicable Projects.

         "Agent" means, (i) initially, Wachovia Bank, N.A., and its successors and assigns in that capacity as agent for the Financial Institutions issuing the Letters of Credit, and (ii) thereafter, either (A) in the event that only one Alternate Letter of Credit is outstanding, the Financial Institution issuing such Alternate Letter of Credit or (B) in the event that there are no Letters of Credit or Alternate Letters of Credit outstanding, the Trustee.

         "Aggregate Fair Market Value" means the aggregate fair market value of the Individual Properties comprising the Leased Property, as determined and confirmed by the appraisals delivered by the Tenant to the Landlord and the Agent pursuant to Sections 6(b) and 7(e)(v) of the Agency and Development Agreement.

         "Allocable Costs" means, with respect to any Individual Property, the Costs allocable to such Individual Property.

         "Alterations" shall have the meaning given to such term in Section
11.1.

         "Alternate Letters of Credit" means, collectively, any and all irrevocable, direct-pay letters of credit issued in confirmation of, or in replacement or substitution for, any Letters of Credit or Alternate Letters of Credit, which (i) authorize drawings thereunder by the Trustee, (ii) are issued by one or more national banking associations, banks, trust companies or other financial institutions which are Eligible Lenders and (iii) satisfy the requirements of Section 5.08 of the Indenture.

         "Applicable Acquisition Agreement" means, with respect to each Individual Property, the agreement between the Landlord, as purchaser or ground lessee, as the case may be, and the seller of such Individual Property, as seller or ground lessor, as the case may be, pursuant to which the Landlord has agreed or will agree to purchase or ground lease such Individual Property.

         "Applicable Approvals" means, with respect to each Individual Property, all permits, approvals and authorizations, including without limitation site plan approval or similar land development approvals, which are required under Legal Requirements or by Governmental Authorities in connection with the acquisition or lease of such Individual Property, the construction of the Improvements and the Off-Site Improvements and the other activities constituting part of the Applicable Project.

         "Applicable Assignment of Rents" means, with respect to each Individual Property, the assignment of rents pursuant to which the Landlord assigns to the Agent all of the Landlord's right, title and interest in and to all leases affecting or relating to such Individual Property.

         "Applicable Completion Date" means, with respect to each Individual Property, the date as of which the Improvements thereon are substantially completed, as such date shall be evidenced by a final certificate of occupancy issued by the applicable Governmental Authority and certified by the Tenant to the Landlord and the Agent pursuant to Section 7(e) of the Agency and Development Agreement.

         "Applicable Construction Agreement" means, with respect to each Individual Property, the agreement or agreements between the Landlord and any contractor(s) with respect to the construction of the Improvements on or at such Individual Property.

         "Applicable Margin" means the Applicable Margin as set forth on the Letter of Credit Fee Pricing Schedule Matrix attached hereto and made a part hereof as Exhibit B, as the same may be amended or replaced from time to time.

         "Applicable Mortgage" means, with respect to each Individual Property, the fee or leasehold mortgage and security agreement, deed of trust or similar document pursuant to which the Landlord grants to the Agent a first lien on and security interest in and to its interest in such Individual Property.

         "Applicable Plans and Specifications" means, with respect to each Individual Property, the architectural and engineering drawings and specifications describing the construction of the Improvements thereon which have been prepared for and accepted by the Tenant and which are approved by the Landlord and the Agent prior to the commencement of any construction with respect to the Applicable Project.

         "Applicable Project" means, with respect to each Individual Property, the acquisition or lease, construction, renovation or installation of such Individual Property, the Improvements thereon and the Off-Site Improvements relating thereto, including any expansion of, or additional equipment installed in, any Individual Property, which is funded in whole or in part by the proceeds of the issuance of the Bonds, for use by the Tenant pursuant to this Lease or any Lease Supplement.

         "Applicable State" means, with respect to each Individual Property, the state or commonwealth within which such Individual Property, or any portion thereof, is located.

         "Assignments of Rents" means, collectively, all of the Applicable Assignments of Rents from time to time.

         "Assumed Rate" shall mean six (6%) percent per annum.

         "Authorized Officer" or "Authorized Representative" means, (1) with respect to the Landlord: any manager of the Landlord; (2) with respect to the
Tenant: the President, any Executive Vice President or any Vice President or such other person at the time and from time to time designated by written certificate furnished to the Landlord and the Trustee containing the specimen signatures of such person and signed on behalf of the Tenant by the Secretary or Assistant Secretary of the Tenant; (3) with respect to the Trustee: any officer of the Trustee authorized by the Trustee to act or execute documents on behalf of the Trustee; and (4) with respect to the Agent: any officer.

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) as amended from time to time, and any successor statute thereto.

         "Basic Rent" means the rent required to be paid pursuant to the provisions of Section 3.5.

         "Basic Rent Commencement Date" means the earlier of (i) the Final Project Completion Date or (ii) the date on which there are insufficient moneys available in the Capitalized Interest Account to make a payment then due on the Bonds or (iii) the date on which there are insufficient funds in the Financing Costs Account to make a payment of Financing Costs then due and payable.

         "Basic Rent Payment" means the payment of Basic Rent.

         "Basic Rent Payment Date" means, on and after the Basic Rent Commencement Date, (A) any regularly scheduled payment date for Basic Rent as set forth on Exhibit H annexed hereto and made a part hereof, and (B) on and after any date, with respect to a prepayment of Rent or acceleration of amounts due under this Lease, the Prepayment Date or date of acceleration, as the case may be.

         "Board of Directors" means the Board of Directors of the Tenant or a duly authorized committee of directors lawfully exercising the relevant powers of such Board.

         "Bond" or "Bonds" means any one or more of the Series A Bonds or the Series B Bonds or of any Series of Additional Bonds or Refunding Bonds or any Bonds which are thereafter authenticated and delivered in lieu of or in substitution for such Bonds pursuant to the Indenture.

         "Bond Fund" means the Fund so designated and established by the Indenture.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

         "Capital Lease" as applied to any Person, means any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person, other than, in the case of the Tenant or a Subsidiary, any such lease under which the Tenant or a Wholly Owned Subsidiary is the lessor.

         "Capital Lease Obligations" means, with respect to any Capital Lease, the amount of the obligations of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee (or the notes thereto) in respect of such Capital Lease.

         "Capital Stock" means any capital stock (other than capital stock which is either (i) mandatorily redeemable or (ii) redeemable at the option of the holder thereof) of the Tenant or any Subsidiary (to the extent issued to a Person other than the Tenant), whether common or preferred.

         "Capitalization Rate", as used in Section 8.2, means the rate of return on investment required by a purchaser or an owner of income-producing real property, which return consists of Net Operating Income to be generated by such real property.

         "Capitalized Interest Account" means the account within the Project Fund so designated and established by the Indenture.

         "Capitalized Interest Costs" means all deposits in the appropriate Funds and Accounts established under the Indenture for payment of capitalized interest on the Bonds.

         "Certificate," "Order," "Request," "Requisition" and "Statement" means, respectively, a written certificate, order, request, requisition or statement signed by an Authorized Representative of the Landlord, the Trustee or the Agent. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the instruments so combined shall be read and construed as a single instrument. Any requisition signed by an Authorized Representative of the Tenant requesting the disbursement of funds from the Project Fund for Costs of the Projects shall have also been signed by an Authorized Representative of the Landlord and of the Agent evidencing their approval thereof.

         "Change of Control" means the occurrence of either of the following:
(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner of more of the voting power of the outstanding voting stock of the Tenant than that beneficially owned by the "Patrick Family" (as defined in the Credit Agreement) or (ii) the first day on which more than a majority of the members of the Board of Directors of the Tenant are not Continuing Directors.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Coke Advance" means an advance in the amount of $10,000,000 made by The Coca Cola Company on certain advertising, promotional and incentive fees anticipated to be earned by the Tenant pursuant to the Amended and Restated Agreement between them dated December 20, 1998.

         "Collateral" means the property of the Tenant and EastWynn, respectively, in which the Collateral Agent is granted a security interest pursuant to the Security Agreement and the Pledge Agreement, to secure the Secured Obligations, for the ratable benefit of the Secured Parties.

         "Collateral Agent" means Wachovia Bank, N.A., in its capacity as collateral agent under the Collateral Documents.

         "Collateral Documents" means the Intercreditor Agreement, the Pledge Agreement, the Security Agreement and such financing statements as the Collateral Agent may require to perfect its security interest in the Collateral.

         "Collateralization Date" means the date which is the earlier of (x) the closing of the Term Loan, or (y) February 26, 1999 (or such later date as the LC Agent, acting at the direction of the Required LC Lenders, may agree upon in writing).

         "Commencement Date" means the date of the issuance of the Bonds.

         "Communications" shall have the meaning given to such term in Section 26.1.

         "Compliance Certificate" shall have the meaning given to such term in
Section 2.1(s)(iii).

         "Consolidated Cash Flow" means, for any period, the sum of Consolidated Operating Income of the Tenant, and its Subsidiaries, plus to the extent deducted in determining such Consolidated Operating Income (i) depreciation and amortization and (ii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets; provided, however, that the total amount so included pursuant to this clause
(ii) shall not exceed 5% of Consolidated Operating Income for such period; provided further, however, that, in calculating Consolidated Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; provided further, however, that (x) for purposes of determining the ratio of Consolidated Funded Debt to Consolidated Cash Flow and the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow, Rent paid under this Lease or any other Off-Balance Sheet Lease which has been deducted in computing Consolidated Net Income shall be added back in computing Consolidated Cash Flow, and (y) with respect to any Individual Property which was acquired or ground leased by the Landlord within the 12-month period ending on the date of the determination of Consolidated Cash Flow. Consolidated Cash Flow shall include Theater-Level EBITDA with respect to such Individual Property and shall be determined on the basis of actual Theater-Level EBITDA within such period and projected Theater-Level EBITDA for the remainder of such period (with such projections being based on the average Theater-Level EBITDA of comparable theater properties of the Tenant which were operated during the entire 12-month period).

         "Consolidated Funded Debt" means at any date the Funded Debt of the Tenant and its Subsidiaries, determined on a consolidated basis as of such date.

         "Consolidated Net Income" means for any period, the net income (or deficit) of the Tenant and its Subsidiaries for such period in question (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating material inter-company items in accordance with GAAP and after deducting portions of income properly attributable to outside minority interests, if any, in Subsidiaries; provided, however, that there shall be excluded (a) any income or deficit of any other Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Tenant or another Subsidiary, (b) the net income in excess of an amount equal to 5% of Consolidated Net Income for such period before giving effect to this clause (b) (or deficit) of any Person (other than a Subsidiary) in which the Tenant or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Tenant or such Subsidiary in the form of cash dividends or similar distributions, and provided that the resulting income is generated by lines of businesses substantially similar to those of the Tenant and its Subsidiaries taken as a whole during the fiscal year ended December 31, 1998,
(c) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (d) any deferred credit or amortization thereof from the acquisition of any properties or assets of any Person, (e) any aggregate net income (but not any aggregate net loss) during such period arising from the sale, exchange or other distribution of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) to the extent the aggregate gains from such transactions exceed losses from such transactions, (f) any impact on the income statement resulting from any write-up of any assets after the Effective Date (as defined in the Credit Agreement), (g) any items properly classified as extraordinary in accordance with GAAP, (h) proceeds of life insurance policies to the extent such proceeds exceed premiums paid to maintain such life insurance policies, (i) any portion of the net income of a Subsidiary which is unavailable for the payment of dividends to the Tenant or a Subsidiary, (j) any gain arising from the acquisition of any debt securities for a cost less than principal and accrued interest, (k) in the case of a successor to the Tenant by permitted consolidation or merger or transfer of assets pursuant to Section 2.1(cc), any earnings, of such successor or transferee prior to the consolidation, merger or transfer of assets,

(1) any earnings on any Investments of the Tenant or any Subsidiary except to the extent that such earnings are received by the Tenant or such Subsidiary as cash, provided that earnings which would otherwise be excluded from Consolidated Net Income pursuant to the preceding provisions of this clause (1) shall be included in Consolidated Net Income but only to the extent that such earnings are attributable to the net income of any Person (other than a Subsidiary) in which the Tenant or any Subsidiary has any ownership interest and such net income is not otherwise excluded from Consolidated Net Income by virtue of clause (b) of this definition and (m) the Restructuring and Impairment Charges for 1998.

         "Consolidated Net Worth" means as of any date of determination (a) the sum of (i) the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves other than any such reserve maintained in accordance with GAAP in connection with the use of the last-in-first-out method of inventory valuation) at which the assets of the Tenant and its Subsidiaries would be shown on a consolidated balance sheet at such date prepared in accordance with GAAP, but excluding any amount on account of write-ups of assets after the date of the most recent audited financial statements delivered pursuant to Section 2.1(s), and (ii) the net book value of the Leased Property and all other property leased by the Tenant and its Subsidiaries pursuant to Off-Balance Sheet Leases minus (b) the amount at which the consolidated liabilities of the Tenant and its Subsidiaries (other than capital stock and surplus) would be shown on such balance sheet, and including as liabilities all reserves for contingencies and other potential liabilities and all minority interests in Subsidiaries.

         "Consolidated Operating Income" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining the amount thereof, (i) the aggregate amount paid, or required to be paid, in cash by the Tenant and its Subsidiaries in respect of income taxes (including deferred taxes) during such period plus (ii) Interest Expense.

         "Consolidated Senior Funded Debt" means at any date the sum of: (i) Consolidated Funded Debt, minus (ii) the Subordinated Debt.

         "Consolidated Subsidiary" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

         "Consolidated Total Capitalization" means, at any time, the sum of:
(i) Consolidated Net Worth, and (ii) Consolidated Funded Debt.

         "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Tenant who (i) was a member of such Board of Directors on the Commencement Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Contractor" means, with respect to each Applicable Project, any contractor selected by the Tenant, with the approval of the Landlord and the Agent, to construct, renovate and install such Applicable Project.

         "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit K to be executed by the Tenant and by the Guarantors which are Subsidiaries on the date hereof and by each of the Guarantors which becomes a Subsidiary after the date hereof pursuant to
Section 2.1 (hh)(A).


         "Costs" or "Costs of the Projects" means (i) all Hard and Soft Costs, plus (ii) all Financing Costs, plus (iii) all Capitalized Interest Costs, minus
(iv) all interest earned prior to the Final Project Completion Date on all amounts held in the Funds and Accounts under the Indenture.

         "Credit Agreement" means the Amended and Restated Credit Agreement dated as of the date hereof among Tenant, each of the banks listed therein and Wachovia Bank, N.A., as agent, as amended, modified and supplemented from time to time.

         "Current Debt" means as at any date of determination all Debt for borrowed money maturing or payable on demand or within one year from the date of the creation thereof including any Debt that is by its terms or by the terms of any instrument or agreement relating thereto directly or indirectly renewable or extendible, at the option of the debtor, to a date beyond such year, including any outstanding amounts of any revolving credit facility, but excluding any fixed or contingent payments maturing or required to be made not more than one year after such date in respect of the principal and premium, if any, on any Funded Debt. Any Debt that is extended or renewed shall be deemed to have been created at the date of such extension or renewal.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capital Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person. In determining the Debt and assets of any Person, no effect shall be given to deposits, trust arrangements or similar arrangements which, in accordance with GAAP, extinguish Debt for which such Person remains legally liable, except Debt shall not include the promissory note of the Tenant in a principal amount not to exceed $3,622,974 and bearing interest at the rate of 10.083% per annum payable to Columbus Bank and Trust Company, and any extensions and renewals thereof, provided the proceeds of such promissory note are used to pay the full purchase price of a certificate of deposit (the "IRB Certificate of Deposit"), such promissory note (and any such extension or renewal thereof) is secured by the pledge of such IRB Certificate of Deposit issued by Columbus Bank and Trust Company in an amount and bearing interest at a rate sufficient to pay all obligations under such promissory note, such promissory note is nonrecourse to the Tenant or to any Subsidiary except to such IRB Certificate of Deposit and the obligation under such promissory note is not, in accordance with GAAP, to be classified on its balance sheet as debt.

         "Debt Rating" means the rating of the Subordinated Debt by Moody's and S&P.

         "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Deferred Maintenance Obligation" {*MATERIAL OMITTED}.

         "EastWynn" means EastWynn Theaters, Inc., an Alabama corporation and a wholly owned subsidiary of the Tenant.

         "EastWynn Guaranty Obligations" means the obligations of EastWynn under (i) the Guaranty, (ii) the "Guaranty", as defined in the Credit Agreement, and (iii) from and after the closing of the Term Loan, the "Guaranty", as defined in the Term Loan Credit Agreement.

         "Effective Date " has the meaning specified in Section 32.21.

         "Environmental Requirements" means all present and future statutes, regulations, rules, ordinances, permits, approvals and similar items of all Governmental Authorities relating to the protection of the environment including, without limitation, those statutes regulating the use, transport, storage, disposal, discharge, release or threatened release of Hazardous Substances applicable to the Leased Property and the Off-Site Improvements (until legal title to any portion of the Off-Site Improvements shall have been transferred to a Governmental Authority) and/or the use thereof.

         "Equipment" means, collectively, all furniture, fixtures and equipment, including all additions and modifications and accessions thereto and substitutions and replacements thereof, purchased or acquired, or to be purchased or acquired, by the Tenant (excluding any such items acquired with the proceeds from the issuance of the Bonds) and located on, installed at or otherwise used in connection with any Individual Property, including without limitation all seats, movie screens, projection equipment and concession equipment.

         "Equity Return Rate" {*MATERIAL OMITTED}.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Tenant; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of
Section 414(c) of the Code) with the Tenant; and (iii) solely for purposes of liability under Section 12(c)(11) of the Code, the Lien created under Section 412(n) of the Code, or for tax imposed for failure to meet minimum funding standards under Section 4971 of the Code, a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Tenant, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

         "Event of Default" means the happening or occurrence of one of the events or circumstances described in Section 17.1.

         "Expiration Date" means the day preceding the sixteenth (16th) anniversary of the Final Project Completion Date; provided, however, that if the Initial Term is extended pursuant to the renewal provisions of Article 8 of this Lease, the Expiration Date shall mean the last day of any such Renewal Term.

         "Fair Market Value" shall have the meaning given to such term in
Section 15.2(b).

         "Final Disbursement" means, with respect to each Individual Property, the final disbursement by the Trustee from the Project Fund for the Costs of the Applicable Project.

         "Final Project Completion Date" means the date which is twenty-four
(24) months after the Commencement Date.

         "Financial Advisor" means RealVest Capital Corporation, a New Jersey corporation.

         "Financing Costs" means and includes all fees and expenses necessary to issue, offer and sell the Bonds and to arrange for the Landlord's Equity Amount, including without limitation (i) the fees and reimbursable expenses of the Financial Advisor, the Placement Agent, the Agent and the LC Issuers and LC Participants, (ii) the fees and reimbursable expenses of the attorneys for the Landlord, the Tenant, the Agent and the LC Issuers and LC Participants and
(iii) all other costs relating to the issuance and sale of the Bonds, including Rating Agency fees, printing expenses, Trustee setup fees and Trustee's counsel fees.

         "First Renewal Term" shall have the meaning set forth in Article 8.

         "Fiscal Quarter" means any fiscal quarter of the Tenant.

         "Fixed Charges" for any period, means without duplication, the sum of
(i) the aggregate amount of Interest Expense during such period plus (ii) the aggregate amount of Rental Obligations (less any principal portion of any Off-Balance Sheet Leases) for such period.

         "Fund" means any of the funds established under the Indenture.

         "Funded Debt" of any Person means (i) all Debt of such Person which in accordance with GAAP would be classified on a balance sheet of such Person as of such date as long-term debt, and including in any event all Debt of such Person, whether secured or unsecured, having a final maturity (or which, pursuant to its terms, is renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof (including any portion thereof which is on such date included in current liabilities of such Person), plus (ii) all Current Debt of such Person; it being understood and agreed that, with respect to the Tenant, the term "Funded Debt" shall include, in addition to all Debt which would otherwise be included pursuant to the foregoing definition, but without duplication, (x) the sum of the principal amount of the Outstanding Bonds and the Tenant's obligations under any Off-Balance Sheet Leases, less amounts in the Project Fund (and any comparable funds and accounts under documentation executed and delivered in connection with any Off-Balance Sheet Leases), (y) the Landlord's Equity Amount, and (z) the Subordinated Debt, but with respect to the Tenant, the term "Funded Debt" shall not include the Coke Advance.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.3, are to be used in making the calculations for purposes of determining compliance with this Lease.

         "Governmental Authority" means any and all courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any government unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guaranty" means the Guaranty Agreement of even date herewith in substantially the form of Exhibit L to be executed by the Guarantors.

         "Guarantors" means each Person which is a Subsidiary as of the Effective Date and each Person that becomes a Subsidiary after the Effective Date.

         "Hard and Soft Costs" means and shall be deemed to include, together with any other proper item of cost which is not specifically mentioned herein, whether incurred prior to or after the date of this Lease, (a) the cost of the acquisition or the ground leasing of the Leased Property, fees and expenses related thereto; (b) the costs and expenses of the Landlord which are incurred for labor and materials and payments to Contractors, builders and materialmen in connection with the acquisition or leasing, construction, renovation and installation of any Individual Property; (c) the cost of contract bonds and of insurance of any kind that may be required or that may be necessary during the course of acquisition, construction, renovation and installation of any Individual Property which is not paid by the Contractor or Contractors; (d) the costs and expenses of the Landlord for test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties which are required by or which are consequent to the proper construction, acquisition, renovation and installation of any Individual Property; (e)

[Intentionally Omitted]; (f) all other costs which the Landlord shall be required to pay under the terms of any Acquisition Agreement or Construction Agreement for the acquisition, construction, renovation or installation of any Individual Property; (g) any sums which are required to reimburse the Landlord or the Tenant for any advances which are made by either of them for any of the above items, or for any other costs which are incurred and for work which has been done by either or both of them, provided that same is properly chargeable to any Individual Property; and (h) such other expenses which are not specified in this Lease or the Agency and Development Agreement and which may be necessary or incidental to the construction, acquisition, renovation and installation of any Individual Property, the financing thereof and the placing of the same in use and operation. "Hard and Soft Costs" shall also include the costs and expenses incurred by any agent of the Landlord or any other Person for any of the above-mentioned items.

         "Hazardous Substances" means any hazardous or toxic substance, waste, pollutant or contaminated material, including without limitation, those substances within the scope of any federal, state or local environmental laws, regulations and ordinances, including the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Federal Water Pollution Control Act, as amended, the Clean Air Act, as amended, and the Safe Drinking Water Act, as amended.

         "Impositions" means:

         (i) all real estate taxes, payments in lieu of real estate taxes, water and sewer rents and special assessments for public improvements or benefits levied against the Leased Property, any taxes levied against any other personal property owned by the Tenant and located at or upon the Leased Property, charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which during the Term may be levied, charged, confirmed, assessed or imposed upon or become due and payable out of or in respect of, or become a Lien upon, the Leased Property or any part thereof (together with any interest and penalties thereon), including, without limitation, any taxes or assessments hereafter assessed in lieu of any of the foregoing;

         (ii) all charges for water, gas, light, heat, telephone, electricity, power and other utilities and communications services rendered or used on or about the Leased Property or any part thereof;

         (iii) all state and local taxes (specifically excluding taxes imposed upon or measured by net income) imposed upon the Landlord or any member, manager or other principal of the Landlord by reason or as a result of (A) the payments of Rent to the Landlord hereunder or (B) the ownership or leasing of the Leased Property by the Landlord hereunder;

         (iv) all actual, reasonable costs, fees and expenses incurred by or on behalf of the

                  Landlord in connection with the Landlord's compliance with any and all tax laws, rules and regulations (specifically excluding the costs, fees and expenses of compliance with federal income tax laws, rules and regulations and state and local taxes imposed upon or measured by net income), including without limitation the costs, fees and expenses of preparing and submitting any reports or other filings in connection therewith; and

         (v) monetary obligations of the Tenant as to the insurance required to be maintained pursuant to the provisions hereof.

         "Improvements" means (i) with respect to each Individual Property, all buildings, structures and other improvements (and additions thereto or substitutions or modifications thereof) presently existing thereon, and all buildings, structures and other improvements (and additions thereto or substitutions or modifications thereof) to be constructed thereon as part of the Applicable Project in accordance with the Applicable Construction Agreement, the Applicable Approvals and the Applicable Plans and Specifications, and (ii) with respect to the Leased Property, all Improvements constructed or to be constructed, collectively, on all of the Individual Properties; provided, however, that the Improvements shall not include any Equipment.

         "Indemnified Party" or "Indemnified Parties" shall have the meanings given to such terms in Section 25.1 hereof.

         "Indenture" means the indenture of trust dated as of November 1, 1997 by and between the Landlord and the Trustee, pursuant to which the Bonds are to be issued, including any indentures supplemental thereto as therein permitted.

         "Individual Commencement Date" means, with respect to each Individual Property, the effective date of the Lease Supplement relating to such Individual Property.

         "Individual Property" means, individually, (i) each Supplemental Property and (ii) each Substitute Property which is substituted for an Individual Property pursuant to Section 4.4.

         "Initial Rent" means Rent payable by the Tenant during the Initial Term, including Basic Rent and Supplemental Rent.

         "Initial Term" means the initial term of this Lease commencing on the Commencement Date and expiring on the Expiration Date (determined without regard to the proviso contained in the definition thereof).

         "Intercreditor Agreement" means an intercreditor agreement acceptable to the Collateral Agent and the Secured Parties, setting forth, among other things, the appointment of the Collateral Agent and its rights, duties and obligations, indemnification provisions for the Collateral Agent, provisions for the administration and sharing of the Collateral, provisions for the giving of certain notices, as to voting rights and as to enforcement actions with respect to the Collateral, as it may hereafter be amended or supplemented from time to time.

         "Interest Expense" for any period, means the aggregate amount (determined in accordance with GAAP on a consolidated basis after eliminating all intercompany items) of all interest accrued (whether or not actually paid) by the Tenant and its Subsidiaries during such period in respect of Debt of the Tenant and its Subsidiaries (including Capital Lease Obligations), provided that the term "Interest Expense" shall (i) include, without limitation, net amounts paid or accrued during such period in connection with interest rate protection products (including, without limitation, interest rate swaps, caps, floors and collars), amortized (if appropriate under GAAP) appropriately over the term of the applicable Debt, any amortized discount in respect of Debt issued at a discount and any fees or commissions payable in connection with any letters of credit, the portion of any Capital Lease Obligation allocable to interest in accordance with GAAP, the amount of interest costs incurred by any Person during any period that is capitalized in accordance with GAAP and is not included as an interest cost in calculating Consolidated Net Income for such period, and (ii) shall exclude all costs associated with the prepayment of fixed-rate debt.

         "Interest Payment Date" means an Interest Payment Date as defined in the Indenture.

         "Interest Rate Protection Agreement" means an interest rate hedging or protection agreement entered into by and between the Tenant and a Revolver Bank or a Term Lender, or an Affiliate of either,, together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof.

         "Investment" means any investment in any Person, whether by means of purchase or acquisition of assets, Debt or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any Debt of such Person or otherwise; excluding, however, the acquisition of (i) Leased Property, (ii) leases and/or real property acquired by the Tenant or any of its Subsidiaries for the purpose of developing movie theatres and (iii) equipment or inventory in the ordinary course of business.

         "Land Acquisition Disbursement" means, with respect to each Individual Property, a disbursement by the Trustee from the Project Fund for the Costs of acquiring title to, or ground leasing, such Individual Property.

         "Landlord" means Movieplex Realty Leasing, L.L.C., a New Jersey limited liability company, and its successors and assigns.

         "Landlord's Equity Amount" {*MATERIAL OMITTED}.

         "LC Agent" means the "Agent", as that term is defined in the Reimbursement Agreement.

         "LC Issuers" shall have the meaning given to such term in the Reimbursement Agreement.

         "LC Lenders" means the "Lenders", as that term is defined in the Reimbursement

Agreement.

         "LC Participants" shall have the meaning given to such term in the Reimbursement Agreement.

         "Lease" means this Amended and Restated Master Lease between the Landlord, as lessor, and the Tenant, as lessee, and any amendments or supplements hereto in accordance with the terms hereof, including without limitation all Lease Supplements.

         "Leased Property" means, collectively, all of the Individual Properties now or from time to time hereafter leased by the Landlord to the Tenant pursuant to this Lease or any Lease Supplement hereafter entered into between the Landlord and the Tenant.

         "Lease Supplement" means each Lease Supplement, substantially in the form attached hereto as Exhibit E, entered into between the Landlord and the Tenant in connection with the leasing, on or after the date hereof, of an Individual Property by the Landlord to the Tenant; it being understood and agreed that, upon execution and delivery of each Lease Supplement by the Landlord and the Tenant, such Lease Supplement shall be deemed to become, and shall in fact become, a part of this Lease.

         "Lease Year" means a 12 month period during the Initial Term. The first Lease Year shall begin on the Basic Rent Commencement Date and shall end on the date preceding the first anniversary of the Basic Rent Commencement Date. Subsequent Lease Years shall begin and end on the same dates as the first Lease Year but in succeeding calendar years.

         "Legal Requirements" means, as to the Tenant in the conduct of its business wherever situated, and as to the Leased Property and the construction, ownership, use, occupancy, possession, environmental condition, operation, maintenance, alteration, repair or reconstruction thereof, (i) any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority and applicable to the Tenant or the Leased Property or by which the Tenant or the Leased Property is bound, (ii) any and all terms, provisions, agreements or restrictions created or imposed pursuant to any lease, contract, instrument of restrictive covenants or other document applicable to and enforceable against the Leased Property or the operator of the Leased Property, or applicable to the Tenant or by which the Tenant is bound, (iii) all terms and provisions of the Applicable Approvals and (iv) all Environmental Requirements.

         "Letters of Credit" means, collectively, the irrevocable, direct-pay letters of credit issued by the LC Issuers to the Trustee on the date of execution and delivery of the Indenture and any Alternate Letters of Credit, under which the Trustee is authorized, subject to the terms and conditions thereof, to draw, in the aggregate, up to (a) an amount equal to the principal amount of the Outstanding Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due, at maturity, upon redemption or upon acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to interest to accrue at the Maximum Rate on the Outstanding Bonds for 42 days (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds, as the same may be amended, transferred, reissued or extended in accordance with the Indenture.

         "Letter of Credit Fees" means all fees payable in connection with the issuance, origination, maintenance or renewal of the Letters of Credit and any Alternate Letters of Credit, including without limitation, the fees payable in the amounts and at the times set forth in Section 2.03(h) of the Reimbursement Agreement.

         "LIBOR" means the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the amount of the then Landlord's Equity Amount offered for a term of three months, which rate appears on the Telerate Page 3750 effective as of 11:00 a.m. London time as of the first Business Day of each calendar quarter.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. The Tenant or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Maintenance Capital Expenditures" means expenditures of the Tenant and its Subsidiaries which are (i) capitalized on the books of the Tenant and its Subsidiaries in accordance with GAAP and (ii) incurred for the purpose of maintaining existing Property (but not for major renovations of or new improvements to existing Properties or acquisition of new Property).

         "Master Assignment" means the master assignment of contracts and agreements of even date herewith from the Landlord and the Tenant, as assignors, to the Agent, as assignee, in the form set forth as Exhibit I hereto.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Tenant and its Subsidiaries taken as a whole, (b) the rights and remedies of the Landlord or the Agent under the Transaction Documents, or the ability of the Tenant to perform its obligations under the Transaction Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Transaction Document.

         "Maximum Rate" shall have the meaning ascribed thereto in the Indenture.

         "Moody's" means Moody's Investor Service, Inc.

         "Mortgages" means, collectively, all of the Applicable Mortgages from time to time.

         "Movie Theater(s)" means, individually and collectively, as the context may require, state-of-the-art (as of the Final Project Completion Date) multiplex movie theaters operated or to be operated by the Tenant containing approximately eight (8) to sixteen (16) movie screens each (it being understood and agreed that entertainment facilities other than movie screens may occupy no more than fifteen (15%) percent of the usable square footage of the building housing such movie theater).

         "Multiemployer Plan" means any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Operating Income" means net rental income for leased real property generated by such property for the benefit of the owner thereof, net of Impositions and operating and maintenance expenses, if any, assumed by the owner of such real property.

         "Net Proceeds" means any insurance proceeds or condemnation award paid with respect to any Individual Property remaining after payment therefrom of all expenses incurred in the collection thereof.

         "Obligations" means, when used with respect to a Party hereto, any and all of the covenants, warranties, representations and other obligations made or undertaken by such Party to the other Party hereto pursuant to the provisions hereof.

         "Off-Balance Sheet Lease" means any lease which is treated as an operating lease for accounting purposes and as a financing instrument for property law and bankruptcy purposes.

         "Off-Site Improvements" means (i) with respect to each Individual Property, those improvements required to be constructed or installed pursuant to the Applicable Approvals on land other than such Individual Property, and
(ii) with respect to the Leased Property, all Off-Site Improvements constructed or to be constructed, collectively, on all of the Individual Properties.

         "Offering Statement" means, collectively, the Preliminary and Final Offering or Placement Memorandum prepared and circulated by the Placement Agent in connection with the issuance of the Bonds.

         "Operating Agreement" means the amended and restated operating agreement of the Landlord dated November 20, 1997.

         "Operating Lease" means a lease (including an Off-Balance Sheet Lease) of real or personal property other than, in the case of the Tenant or a Subsidiary, (a) any such lease under which the Tenant or a Wholly Owned Subsidiary is the lessor and (b) any Capital Lease.

         "Original Agreement" has the meaning set forth in the preamble.

         "Outstanding Bonds", "Bonds Outstanding" or "Outstanding" shall have the meaning ascribed thereto in the Indenture.

         "Parties" or "Party" means the Landlord and the Tenant collectively or individually as the context may require.

         "Payment Direction Agreement" means the payment direction agreement dated November 20, 1997 by and among the Landlord, the Tenant, the Trustee and the Agent in the form set forth as Exhibit J hereto.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

         "Permitted Encumbrances" means, with respect to each Supplemental Property, only those liens, easements, building lines, restrictions, security interests and other matters accepted or approved by the Landlord and the Agent in writing.

         "Person" means any individual, corporation, company, limited liability company, voluntary association, partnership, limited liability partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Placement Agent" means RealVest Securities Corporation, a New York corporation.

         "Plan" means any "employee pension benefit plan" (as such term is defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Tenant or any ERISA Affiliate.

         "Pledge Agreement" means a Pledge Agreement in form and substance satisfactory to the Agent and the Collateral Agent pursuant to which the Tenant pledges and grants a first priority perfected security interest in the capital stock of all Subsidiaries to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, as it may hereafter be amended or supplemented from time to time.


         "Preferred Member" {*MATERIAL OMITTED}.

         "Preferred Membership Interest" {*MATERIAL OMITTED}.

         "Preferred Member's Unrecovered Capital Account" {*MATERIAL OMITTED}.

         "Preferred Return Rate" shall have the meaning given to such term in the Operating Agreement.

         "Preferred Stock" means, as applied to any corporation, shares of such corporation which are entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

         "Premier Theater Facility" {*MATERIAL OMITTED}.

         "Prepayment Date" means any date on which the Rent is subject to optional, mandatory or extraordinary optional prepayment pursuant to Article 20.

         "Prepayment Ratio" means, with respect to any Individual Property, the greater of: (i) the ratio, expressed as a percentage, that the fair market value for such Individual Property (as determined and confirmed by the appraisals delivered by the Tenant to the Landlord and the Agent pursuant to Sections 6(d) and 7(e)(v) of the Agency and Development Agreement) bears to the Aggregate Fair Market Value of the Leased Property, or (ii) the ratio, expressed as a percentage, that the Allocable Costs for such Individual Property bear to the total aggregate Costs of the Projects.

         "Principal Office" means, when used with reference to the Landlord and the Tenant, the addresses set forth in Section 26.1 and with reference to the Trustee, or any other Fiduciary, the respective addresses of such parties as set forth in the Indenture, and any further or different addresses as such parties may designate pursuant hereto or thereto.

         "Principal Payment Date" means, a date on which a principal installment of the Bonds is required to be paid to the holders thereof as set forth in the Indenture, but shall not include a Purchase Date.

         "Project Fund" means the Fund so designated and established by the Indenture.

         "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Qualified Investments" shall have the meaning ascribed thereto in the Indenture.

         "Rating Agencies" means Moody's, if the Bonds are rated by such Person at the time, S & P, if the Bonds are rated by such Person at the time, and Fitch Investors Service, if the Bonds are rated by such Person at the time, and their respective successors and assigns, or if either shall be dissolved or no longer assigning credit ratings to long term debt, then any other nationally recognized Person assigning credit ratings to long term debt designated by the Landlord.

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Maturity Date (as defined in the Credit Agreement) either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

         "Refunding Bonds" means all Bonds, whether issued in one or more Series, authenticated and delivered on original issuance pursuant to Section 2.05(B) of the Indenture, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds.

         "Reimbursement Agreement" means, initially, the reimbursement and credit agreement dated November 20, 1997, among the Agent, as agent for the LC Issuers, the LC Issuers, the LC Participants and the Landlord, as amended by First Amendment to Reimbursement Agreement dated as of even date herewith, as the same may be amended or supplemented from time to time in accordance with the provisions thereof, and means, with respect to any Alternate Letters of Credit, the reimbursement agreement, if any, relating to the issuance of such Alternate Letters of Credit as the same may be amended or supplemented from time to time in accordance with the provisions thereof.

         "Reimbursement Notes" shall have the meaning given to such term in the Reimbursement Agreement.

         "Reimbursement Obligations" shall mean (i) the "Reimbursement Obligations" and (ii) all other "Obligations", as those terms are defined in the Reimbursement Agreement.

         "Renewal Rent" means Rent payable by the Tenant during the Renewal Terms pursuant to Section 8.2.

         "Renewal Term" means each period for which the Tenant elects to extend the Term pursuant to Article 8.

         "Rent" means, collectively, Basic Rent and Supplemental Rent.

         "Rent Differential" {*MATERIAL OMITTED}.

         "Rent Payments" means the payments of Rent.

         "Rental Obligations" means for any period, the total amount (whether or not designated as rentals or additional or supplemental rentals) payable by the Tenant or any Subsidiary under any Operating Lease during such period (in each case exclusive of amounts so payable on account of maintenance, repairs, insurance, taxes, assessments and other similar charges); if and to the extent that the amount of any Rental Obligation during any future period is not definitely determinable under the Operating Lease in question, the amount of such Rental Obligation shall be estimated in such reasonable manner as the Board of Directors in good faith may determine.

         "Required LC Lenders" means the "Required Lenders", as that term is defined in the Reimbursement Agreement.

         "Reserve Fund" means the reserve fund referred to in Article 19, to be held by the Landlord as security for the payment of the Deferred Maintenance Obligation.

         "Reserved Rights" means (i) subject to the terms of the Payment Direction Agreement, the Landlord's right to receive Supplemental Rent hereunder (other than Supplemental Rent which is payable to or for the account of the Agent), (ii) the Landlord's rights of reimbursement and indemnity hereunder or under any Transaction Document, (iii) [Intentionally Omitted],
(iv) any rights of the Landlord to be released from liabilities and obligations hereunder or under the

Transaction Documents and to indemnity contained in this Lease or the Transaction Documents and (v) the concurrent right of the Landlord to receive any and all notices, reports, surveys, certificates, financial statements and evidences of performance which the Tenant may be required to furnish pursuant to the terms hereof.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Tenant's Capital Stock or the Capital Stock of any Subsidiary which is not a Wholly-Owned Subsidiary (except (x) dividends payable solely in shares of such Capital Stock, (y) dividends payable on Capital Stock of such Subsidiaries which are payable pro rata to all of the owners of such Capital Stock and (z) dividends payable solely to the Tenant or a Guarantor) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Tenant's or any such Subsidiary's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Tenant's or any such Subsidiary's Capital Stock.

         "Restructuring and Impairment Charges for 1998" means the following charges to be taken by the Tenant for the fourth Fiscal Quarter of its 1998 fiscal year: (i) a restructuring charge in the amount of approximately $33,000,000 and (ii) impairment of asset value charge in the amount of approximately $37,000,000 to $41,000,000.

         "Return on Landlord's Equity Amount" {*MATERIAL OMITTED}.

         "Revenues" means all (a) the Rent Payments, (b) other moneys received or to be received by the Landlord or the Trustee in respect of Rent Payments, including without limitation, all moneys and investments in the Bond Fund, (c) the payments pursuant to the Security Documents received or receivable by the Landlord from the Tenant, (d) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Tenant or the Landlord for deposit in the Bond Fund or any excess moneys remaining in the Project Fund following Final Project Completion Date, and (e) investment income with respect to any moneys held by the Trustee under the Indenture.

         "Revolver Agent" means the "Agent", as that term is defined in the Credit Agreement.

         "Revolver Banks" means the "Banks", as that term is defined in the Credit Agreement.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Second Renewal Term" shall have the meaning set forth in Section 8.1.

         "Secured Interests" shall have the meaning given to such term in
Section 18.1.

         "Secured Obligations" means: (i) the obligations of the Tenant under
(x) the Credit Agreement, (y) this Lease and the Lessee Undertaking and (z) from and after the closing of the Term Loan, the Term Loan Credit Agreement; and (ii) the EastWynn Guaranty Obligations; and (iii) the actual (as distinguished from notional) liability of the Tenant to any Revolver Bank or Term Lender or Affiliate of either under any Interest Rate Protection Agreement with any such

Revolver Bank or Term Lender, or any Affiliate of either.

         "Secured Parties" means (i) the Revolver Agent and the Revolver Banks, and, with respect to any Interest Rate Protection with an Affiliate of a Revolver Bank, such Affiliate, (ii) the LC Agent (as assignee of the Landlord, for the ratable benefit of the LC Lenders) and the LC Lenders and (iii) from and after the closing of the Term Loan, the Term Administrative Agent and the Term Lenders and, with respect to any Interest Rate Protection with an Affiliate of a Term Lender, such Affiliate.

         "Security Agreement" means a Security Agreement in form and substance satisfactory to the Agent and the Collateral Agent pursuant to which each of the Tenant and EastWynn grants a first priority, perfected security interest in all personal property owned by it, including, without limitation, all equipment, fixtures, accounts, chattel paper, instruments, inventory and general intangibles, to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, as it may hereafter be amended or supplemented from time to time.

         "Security Documents" means, collectively, the Mortgages, the Assignments of Rents and the Master Assignment.

         "Senior Notes" means, collectively, the 10.53% Senior Notes due 2005 in the outstanding principal amount of approximately $47,700,000, the 7.90% Senior Notes due 2002 in the outstanding principal amount of approximately $14,300,000 and the 7.52% Senior Notes due 2003 in the outstanding principal amount of approximately $17,900,000.

         "Series" means all of the Bonds authenticated and delivered on original issuance and identified pursuant to the Indenture or a Supplemental Indenture authorizing such Bonds as a separate Series of Bonds, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds pursuant to the Indenture, or a Supplemental Indenture, regardless of variations in maturity, interest rate, principal installments or other provisions.

         "Series A Bonds" means the Landlord's Adjustable Rate Tender Securities Bonds (Carmike Cinemas, Inc.) 1997 Series A (consisting of a Series A-1, a Series A-2 and a Series A-3) in the aggregate principal amount of $59,775,000, to be issued by the Landlord pursuant to the Indenture.

         "Series B Bonds" means the Landlord's Adjustable Tender Securities Bonds (Carmike Cinemas, Inc.) 1997 Series B (consisting of a Series B-1, a Series B-2 and a Series B-3) in the aggregate principal amount of $12,975,000, to be issued by the Landlord pursuant to the Indenture.

         "Stipulated Loss Value" means, with respect to any purchase of an Individual Property pursuant to Section 15.5, an amount equal to (i) the Unamortized Total Project Cost, multiplied by (ii) the Prepayment Ratio.

         "Subperforming Theater Property" means any Individual Property with respect to which Theater EBITDA shall be negative for the most recent consecutive 12-month period.

         "Subordinated Debt" means up to $350,000,000 in Debt of the Tenant evidenced by Subordinated Notes.

         "Subordinated Debt Documents" means the Subordinated Notes, the Subordinated Debt Indenture and the Subsidiary Guarantees described in the Subordinated Debt Offering Circular.

         "Subordinated Debt Indenture" means the Indenture described in the Subordinated Debt Offering Circular among the Tenant, the Guarantors parties thereto described in the Subordinated Debt Offering Circular and The Bank of New York, as Trustee.

         "Subordinated Debt Offering Circular" means the Offering Circular dated January 27, 1999 pertaining to the issuance of $200,000,000 of Subordinated Notes and contemplating the subsequent issuance of up to an additional $150,000,000 of Subordinated Notes, pursuant to the Subordinated Debt Indenture.

         "Subordinated Notes" means the 9.375% Senior Subordinated Notes having a maturity not earlier than June 1, 2009 which are described in the Subordinated Debt Offering Circular (including any "Exchange Notes" issued under the Subordinated Debt Indenture) and which are subordinated in right of payment to the payment of the obligations of the Tenant under the Credit Agreement and the Term Loan Credit Agreement pursuant to the subordination provisions described in the Subordinated Debt Offering Circular.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Substitute Property" means any parcel of real property, together with any and all Improvements constructed thereon and any and all personal property acquired by the Landlord in connection therewith, substituted for any Individual Property pursuant to the terms of Section 4.4.

         "Supplemental Indenture" means any indenture amending or supplementing the Indenture, which may be entered into in accordance with the provisions of the Indenture.

         "Supplemental Property" means each property hereafter acquired or ground leased by the Landlord and leased to the Tenant pursuant to a Lease Supplement, together with any and all Improvements constructed thereon and any and all personal property acquired by the Landlord in connection therewith.

         "Supplemental Rent" shall have the meaning given to such term in
Section 3.8.

         "Supplemental Rent Payments" means all payments of Supplemental Rent.

         "Tenant" means Carmike Cinemas, Inc., a Delaware corporation and its successors and assigns.

         "Tenant's Visitors" means persons invited by the Tenant and/or its permitted subtenants onto the Leased Property as guests or doing lawful business with the Tenant and/or its permitted subtenants including, without limitation, the agents, servants, employees, contractors, invitees and licensees of the Tenant and/or its permitted subtenants.

         "Term" means the period of time covered by the Initial Term and, if the Term is extended pursuant to Article 8 hereof, all of the Renewal Terms.

         "Term Administrative Agent" means the "Administrative Agent", as defined in the Term Loan Credit Agreement.

         "Term Agents" means Wachovia Bank, N.A., as Administrative Agent, Goldman, Sachs Credit Partners L.P., as Syndication Agent and First Union National Bank, as Documentation Agent, under the Term Loan Credit Agreement.

         "Term Lenders" means the "Lenders", as defined in the Term Loan Credit Agreement.

         "Term Loan" means, collectively, the term loans in the aggregate amount of $75,000,000 having a maturity not later than June 1, 2005, to be made by the Term Lenders pursuant to the Term Loan Credit Agreement in accordance with the terms of the letter agreement dated January 12, 1999, among the Term Agents and the Tenant.

         "Term Loan Credit Agreement" means the Term Loan Credit Agreement to be executed by the Tenant, the Term Agents and the Term Lenders on or about February 16, 1999, pertaining to the Term Loans, as it may hereafter be amended or supplemented from time to time.

         "Theater-Level EBITDA" means with respect to any Individual Property, operating income derived therefrom, without provision for any interest, taxes related to income, depreciation, amortization and corporate general and administrative expenses.

         "Title Company" means, with respect to each Individual Property, the title insurance company, which shall be authorized to transact business in the Applicable State and satisfactory to the Landlord and the Agent, that issues the title insurance policy in connection with the acquisition of such Individual Property and the recording of the Applicable Mortgage.

         "Transaction Documents" means this Lease, the Guaranty, the Contribution Agreement, the Collateral Documents, the Indenture, the Reimbursement Agreement, the Reimbursement Notes, the Applicable Construction Agreements, the Lessee Undertaking, the Mortgages, the Assignments of Rents, the Master Assignment, the Agency and Development Agreement, the Payment Direction Agreement, the Placement, Indexing and Remarketing Agreement and all agreements, documents or contracts between the Landlord and the Tenant or the Landlord and the Agent and, if applicable, the Lenders in connection with the transactions contemplated by any of the foregoing.

         "Trustee" means First Union National Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at any time serving as successor trustee under the Indenture.

         "Trust Estate" shall have the meaning ascribed to such term in the Indenture.

         "Unamortized Total Project Cost" means, as of any date of calculation, an amount equal to (i) the aggregate principal balance of the Outstanding Bonds, together with all interest accrued thereon, plus (ii) the balance of the Preferred Member's Unrecovered Capital Account, plus (iii) all accrued and unpaid Supplemental Rent, plus (iv) all amounts payable pursuant to Section 2.05(b) of the Reimbursement Agreement.

         "Uncompleted Project Purchase Price" means, with respect to each Applicable Project that has not been completed and accepted for occupancy on or before the Final Project Completion Date or the first anniversary of the Final Project Completion Date in accordance with Section 4.2, as the case may be, an amount equal to the aggregate amount of funds advanced by the Trustee from the Project Fund for or with respect to such Applicable Project.

         "Voting Stock" means capital stock of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or persons performing similar functions).


         "Wholly Owned Subsidiary" means, with respect to any Person, any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person.

         Section 1.2. Number and Gender; Captions; References; Capitalized Terms. Pronouns, wherever used herein, and of whatever gender, shall include natural persons, corporations and associations of every kind and character, and the singular shall include the plural wherever and as often as may be appropriate. Article and section headings in this Lease are for convenience of reference only and shall not affect the construction or interpretation of this Lease. Whenever the terms "hereof", "hereby", "herein", or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Unless otherwise indicated, any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Lease.

         Section 1.3. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Tenant's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Tenant and its Consolidated Subsidiaries delivered to the Landlord and the Agent, unless with respect to any such change concurred in by the Tenant's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Lease or any of the other Transaction Documents: (i) the Tenant shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required LC Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made; provided that, if either the Tenant or the Required LC Lenders shall so object, then the Tenant and the Landlord shall negotiate in good faith to modify the relevant covenants set forth in Article V in order to appropriately reflect such changes in GAAP and, in the event such covenants are so modified, upon execution of an amendment to this Agreement effectuating such modification, the related changes in GAAP will be effective for calculation and reporting purposes under this Lease.


                                   ARTICLE 2
             REPRESENTATIONS, COVENANTS AND WARRANTIES; DISCLAIMERS

         Section 2.1. Representations, Covenants and Warranties of Tenant. The Tenant represents, covenants and warrants as follows:

                           (a) Corporate Existence and Power. The Tenant is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, unless the failure to be so qualified or to have such corporate powers or governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect.

                           (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Tenant of this Lease and the other Transaction Documents (i) are within the Tenant's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Tenant or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Tenant or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Tenant or any of its Subsidiaries other than the Lien created by or arising as a result of the Transaction Documents.

                           (c) Binding Effect. This Lease and the other Transaction Documents to which the Tenant is a party constitute valid and binding agreements of the Tenant enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally. Each existing Subsidiary has executed and delivered the Guaranty and the Contribution Agreement and the Guaranty and the Contribution Agreement constitute valid and binding agreements of the Guarantors enforceable in accordance with their respective terms, provided that the enforceability thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                           (d)      Financial Information.

                                    (i)      The consolidated balance sheet of
                  the Tenant and its Subsidiaries as of December 31, 1997 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to the Agent, and the unaudited consolidated financial statements of the Tenant and its Subsidiaries for the interim period ended September 30, 1998, fairly present, in conformity with GAAP, the consolidated financial position of the Tenant and its Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                                    (ii)     Since December 31, 1997, there has
                  been no event, act, condition or occurrence having a Material Adverse Effect (and the Landlord acknowledges that the Restructuring and Impairment Charges for 1998 do not have such an effect).

                           (e) Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Tenant threatened, against or affecting the Tenant or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Tenant to perform its obligations under, this Lease or any of the other Transaction Documents.

                           (f)      Compliance with ERISA.

                                    (i)      The Tenant and each member of the
                  Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                                    (ii)     Neither the Tenant nor any member
                  of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                           (g) Taxes. There have been filed on behalf of the Tenant and its Subsidiaries all Federal, state and local income, material excise, material property and other material tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Tenant or any Subsidiary have been paid prior to the same becoming delinquent, other than (i) those presently payable without penalty or interest and (ii) those being contested in good faith by appropriate proceedings with respect to which adequate reserves have been established in accordance with GAAP. The charges, accruals and reserves on the books of the Tenant and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Tenant, adequate. United States income tax returns of the Tenant and its Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 19__.

                           (h)      Subsidiaries. Each of the Tenant's
         Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, unless the failure to be so qualified or to have such corporate powers or governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. The Tenant has no Subsidiaries as of the date hereof except those Subsidiaries listed on Exhibit G hereto, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

                           (i) Not an Investment Company. Neither the Tenant nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (j) Public Utility Holding Company Act. Neither the Tenant nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                           (k) Ownership of Property; Liens. Each of the Tenant and its Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.07 of the Credit Agreement.

                           (l) No Default. Neither the Tenant nor any of its Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                           (m) Full Disclosure. All information heretofore furnished by the

         Tenant to the Landlord, the Agent or the Lenders for purposes of or in connection with this Lease or any transaction contemplated hereby is, and all such information hereafter furnished by the Tenant to the Landlord, the Agent or the LC Lenders will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Tenant has disclosed to the Landlord, the Agent and the LC Lenders in writing any and all facts which could have or cause a Material Adverse Effect.

                           (n)      Environmental  Matters.

                                    (i)      Except as otherwise provided in
                  Exhibit 4.14A to the Credit Agreement, (1) neither the Tenant nor any of its Subsidiaries is subject to Environmental Liabilities which could cause a Material Adverse Effect, (2) to the best of the Tenant's knowledge, neither the Tenant nor any Subsidiary has been designated a potentially responsible party under CERCLA or under any state statute similar to CERCLA, and (3) to the best of the Tenant's knowledge, none of the Individual Properties has been identified on any current National Priorities List or CERCLIS List.

                                    (ii)     Except as otherwise provided in
                  Exhibit 4.14(B) to the Credit Agreement, to the best of the Tenant's knowledge, (1) the Tenant, and each of its Subsidiaries, have used, managed, stored and otherwise handled Hazardous Materials at the Individual Properties in compliance with applicable Environmental Laws, excluding any violation of Environmental Laws which did not cause a Material Adverse Effect, and (2) neither the Tenant nor any of its Subsidiaries has caused an Environmental Release of Hazardous Materials into the subsurface soil or groundwater underlying the Individual Properties which could reasonably be expected to cause a Material Adverse Effect.

                                    (iii)    Except as otherwise provided in
                  Exhibit 4.14(C) to the Credit Agreement, to the best of the Tenant's knowledge, the Tenant and each of its Subsidiaries maintain all Environmental Authorizations necessary for the conduct of their respective businesses and are in compliance with all Environmental Laws applicable to the operation of the Individual Properties and their respective businesses, excluding any omission of Environmental Authorizations or violation of Environmental Requirements which could not reasonably be expected to cause a Material Adverse Effect.

                           (o) Compliance with Laws. The Tenant and each of its Subsidiaries is in compliance with all Legal Requirements, including, without limitation, all Environmental Requirements, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect. The Tenant shall also maintain in full force and effect all of its governmental and other authorizations, approvals, consents, permits, licenses, certifications and qualifications necessary for the operation and leasing of the Leased Property. Tenant has not received, has no knowledge of any violation, nor is there any notice or other record of any violation, of any zoning, subdivision, environmental, building, fire, safety, health or other statute, ordinance, regulation, restrictive covenant or other restriction applicable to the Leased Property except for those constituting Permitted Encumbrances.

                           (p)      Capital Stock. All Capital Stock,
         debentures, bonds, notes and all other securities of the Tenant and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws; provided that this representation shall not extend to any violation of applicable laws in connection with any such issuance occurring by reason of the action or inaction of any Person other than the Tenant, any Subsidiary or any Person retained or employed by the Tenant or any Subsidiary. The issued shares of Capital Stock of the Tenant's Wholly Owned Subsidiaries are owned by the Tenant free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Tenant's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Tenant free and clear of any Lien or adverse claim.

                           (q) Margin Stock. Not more than 25% of the aggregate fair market value of the assets of the Tenant and its Subsidiaries which are subject to the provisions of Section 5.08 of the Credit Agreement consists of Margin Stock. Neither the Tenant nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock.

                           (r) Insolvency. After giving effect to the execution and delivery of the Transaction Documents, including this Lease, the Tenant will not be "insolvent," within the meaning of such term as used in O.C.G.A. 18-2-22 or as defined in 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                           (s) Information. The Tenant will deliver to the Landlord and the Agent:

                                    (i)      as soon as available and in any
                  event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Tenant and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Landlord and the Agent;

                                    (ii)     as soon as available and in any
                  event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a condensed consolidated balance sheet of the Tenant and its Subsidiaries as of the end of such

                  Fiscal Quarter and the related condensed statement of income and condensed statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief executive officer of the Tenant;

                                    (iii)    simultaneously with the delivery of
                  each set of financial statements referred to in clauses (i) and (ii) above, a certificate, substantially in the form of Exhibit M or in such other form as shall be mutually satisfactory to the Tenant, the Landlord and the Agent (a "Compliance Certificate"), of the chief financial officer or the chief executive officer of the Tenant (A) setting forth in reasonable detail the calculations required to establish whether the Tenant was in compliance with the requirements of Sections 2.1(u) through 2.1(z), inclusive, 2.1(cc) and
                  2.1(gg) on the date of such financial statements and (B) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Tenant is taking or proposes to take with respect thereto;

                                    (iv)     simultaneously with the delivery of
                  each set of annual financial statements referred to in clause
                  (i) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                                    (v)      within 5 Business Days after the
                  Tenant becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief executive officer of the Tenant setting forth the details thereof and the action which the Tenant is taking or proposes to take with respect thereto;

                                    (vi)     promptly upon the mailing thereof
                  to the shareholders of the Tenant generally, copies of all financial statements, reports and proxy statements so mailed;

                                    (vii)    promptly upon the filing thereof,
                  copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Tenant shall have filed with the Securities and Exchange Commission;

                                    (viii)   if and when the Tenant or any
                  member of the Controlled Group (A) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (B) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or
                  (C) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                                    (ix)     promptly after the Tenant knows of
                  the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Tenant and/or any Subsidiary for $1,000,000 or more in excess of amounts covered in full by applicable insurance;

                                    (x)      promptly after the Tenant knows of
                  the existence thereof, any and all facts which could have or cause a Material Adverse Effect; and

                                    (xi)     from time to time such additional
                  information regarding the financial position or business of the Tenant and its Subsidiaries as the Agent or the Landlord may reasonably request.

                           (t) Inspection of Property, Books and Records. The Tenant will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of the Landlord and the Agent at their expense prior to the occurrence of an Event of Default and at the Tenant's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, including the Leased Property, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Tenant agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                           (u) Ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 1999, the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                        Applicable Ratio
                  ---------------------                        ----------------

                  On or before June 30, 2000                     4.00 to 1.0

                  September 30, 2000, and thereafter             3.75 to 1.0

                           (v) Ratio of Consolidated Funded Debt to Consolidated Cash Flow. At the end of each Fiscal Quarter ending as provided in the following table, the ratio of

         Consolidated Funded Debt at the end of such Fiscal Quarter to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                        Applicable Ratio
                  ---------------------                        ----------------

                  On or before June 30, 2000                     6.00 to 1.0

                  September 30, 2000, and thereafter             5.75 to 1.0.

                           (w) Restricted Payments. The Tenant will not declare or make any, or permit any Subsidiary which is not a Wholly-Owned Subsidiary to make any, Restricted Payment after the Effective Date, if the aggregate amount of such Restricted Payments made in any consecutive 4 Fiscal Quarter period would exceed $4,000,000; provided that after giving effect to the payment of any such Restricted Payments, no Default shall be in existence or be created thereby.

                           (x) Fixed Charge Coverage. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1998, the ratio of (a) Adjusted Cash Flow to (b) Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than 1.40 to 1.00.

                           (y) Adjusted Fixed Charge Coverage. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 1999, the ratio of (a) Adjusted Cash Flow minus Maintenance Capital Expenditures to (b) Adjusted Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than 1.25 to 1.00.

                           (z) Negative Pledge. Neither the Tenant nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                                    (i)      Liens existing on the date of this
                  Lease securing Debt outstanding on the Effective Date in an aggregate principal amount not exceeding $43,000,000;

                                    (ii)     any Lien in favor of the Collateral
                  Agent pursuant to the Collateral Documents;

                                    (iii)    any Lien on any asset securing Debt
                  incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                                    (iv)     Liens securing Debt owing by any
                  Guarantor to the Tenant;

                                    (v)      any Lien arising out of the
                  refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses
                  (i) or (iii) of this Section, provided that (A) such Debt is not secured by any additional assets, and (B) the amount of such Debt secured by any such Lien is not increased;

                                    (vi)     any Lien on Margin Stock;

                                    (vii)    Liens for taxes, assessments or
                  governmental charges or levies either not yet due or the payment of which is not at the time required by Section 2.1(dd);

                                    (viii)   Liens of landlords, carriers,
                  warehousemen, mechanics, materialmen and other similar Persons incurred in the ordinary course of business for sums either not yet due or the payment of which is not at the time required by Section 2.1(dd);

                                    (ix)     Liens (other than any Lien created
                  or imposed under ERISA and Liens on the Collateral) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances of credit);

                                    (x)      any attachment or judgment Lien
                  arising in connection with court proceedings, provided that
                  (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted, and (ii) such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and neither the Tenant's nor any such Subsidiary's title to or right to use any of its property is impaired in any material respect by reason of such contest;

                                    (xi)     easements, licenses, rights-of-way
                  and other rights and privileges in the nature of easements and similar Liens incidental to the ownership of property and not incurred in connection with the borrowing of money or the obtaining of advances of credit, and which do not, individually or in the aggregate, interfere with the ordinary conduct of the business of the Tenant or any Subsidiary or materially detract from the value of the properties subject to any such Liens;

                                    (xii)    Liens on fixed assets (1) of any
                  Person at the time such Person becomes a Subsidiary and not created in contemplation of such event, (2) of any Person existing at the time such Person is merged or consolidated with or into the Tenant or a Subsidiary and not created in contemplation of such event and (3) existing prior to the acquisition of such fixed assets by the Tenant or a Subsidiary and not created in contemplation of such acquisition, provided that the aggregate principal amount outstanding of Debt secured by Liens permitted under this clause (xii) may not exceed at any time 5% of Consolidated Total Capitalization;

                                    (xiii)   Liens on assets other than the
                  Collateral not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Total Capitalization; and

                                    (xii)    any Lien created by or arising as a
                  result of any of the Transaction Documents.

                           (aa)     Maintenance of Existence.

                                    (i)      The Tenant shall, and shall cause
                  each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained; provided that (A) the Tenant and its Subsidiaries may engage in any transaction permitted by
                  Section 2.1(cc) and (B) dissolution of any Subsidiary shall not be prohibited by this Section if all of the assets of such Subsidiary are transferred to the Tenant or any other Subsidiary following such dissolution.

                                    (ii)     Without limiting the generality of
                  the foregoing, the Tenant shall qualify and maintain such qualification in good standing as a foreign corporation in every Applicable State.

                           (bb) Dissolution. The Tenant shall not suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock, except (i) through corporate reorganization to the extent permitted by Section 2.1(cc), and (ii) through Restricted Payments permitted by Section 2.1(w).

                           (cc) Consolidations, Mergers and Sales of Assets. The Tenant will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Tenant may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Tenant is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Tenant may merge or consolidate with one another or with the Tenant, (c) any Subsidiary of the Tenant may be merged or consolidated with or into another Person to consummate an acquisition of such other Person permitted by Section 2.1(gg), provided that the surviving Person shall be a Subsidiary of the Tenant, (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (i) the sale, lease or other transfer of assets by a Subsidiary to any other Subsidiary (other than of Collateral by Eastwynn) or to the Tenant, or (ii) subject to the mandatory prepayment provisions of Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement, during any Fiscal Quarter, a transfer of assets in an arm's length transaction for fair market value or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters (excluding, however, transfers of assets permitted by clause (i) of this Section) contributed more than 10% of Consolidated Operating Income during the 4 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter, and (e) subject to the mandatory prepayment provisions of Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement and presentation to the Agent and the Banks of a certificate showing compliance with the limitations contained in this clause (e) after giving effect thereto, the Tenant may enter into sale/leaseback transactions after the Effective Date in an amount not to exceed in the aggregate $150,000,000, provided in each of the foregoing such cases no Default shall be in existence or be created thereby. At the request of the Tenant, the Collateral Agent shall release any Collateral sold by the Tenant or Eastwynn in conformity with the foregoing provisions, so long as any prepayments required by Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement have been made.

                           (dd) Compliance with Laws; Payment of Taxes. The Tenant will, and will cause each of its Subsidiaries and, in the case of ERISA, each member of the Controlled Group to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Tenant will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments and governmental charges imposed upon the Tenant or the Leased Property, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Tenant or any Subsidiary, except (i) liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Landlord, the Tenant shall have set up reserves in accordance with GAAP and (ii) liabilities the nonpayment of which would reasonably be expected to have a Material Adverse Effect.

                           (ee) Change in Fiscal Year. The Tenant will not change its Fiscal Year.

                           (ff) Maintenance of Property. The Tenant shall, and shall cause each Subsidiary to, maintain all of its material properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                           (gg) Investments. Neither the Tenant nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998,
         (vi) deposits required by government agencies or public utilities, and
         (vii) loans, advances or other Investments to or in Guarantors; and
         (b) other Investments which, in the aggregate, do not exceed 20% of Consolidated Net Worth; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

                           (hh)     Guaranties of Subsidiaries.

                  (A) The Tenant shall deliver to the Landlord notice that a Person has become a Subsidiary within 10 days after the day on which such Person became a Subsidiary. The Tenant shall cause any Person which is or becomes a Subsidiary to become a party to, and agree to be bound by the terms of, the Guaranty and the Contribution Agreement pursuant to an instrument in form and substance satisfactory to the Agent executed and delivered to the Agent within 30 days after the day on which such Person became a Subsidiary.

                  (B) Together with the instrument referred to in Section 2.1(hh)(A), the Tenant shall deliver to the Landlord an opinion of counsel to such Subsidiary substantially in the form of the opinion delivered pursuant to Section 3.01(c) of the Credit Agreement (to the extent such opinion includes opinions applicable to the Guarantors), modified appropriately to refer to such Subsidiary, and the items specified in Section 3.01(f) of the Credit Agreement (to the extent such items relate to the Guarantors) for such Subsidiary.

                  (C) Once any Person becomes a Subsidiary and therefore becomes a party to the Guaranty Agreement in accordance with Section 2.1(hh)(A), such Person thereafter shall remain a party to the Guaranty Agreement without regard to whether it thereafter ceases to be a Subsidiary.

                  (D) If (i) the Tenant and/or any Subsidiary sells all of the equity interests owned by the Tenant and its Subsidiaries in any Guarantor, (ii) immediately before and after giving effect to such sale no Default or Event of Default shall have occurred, and (iii) the Tenant shall have delivered to the Landlord notice of such sale, then the Landlord shall release such Guarantor from the Guaranty.

                           (ii) Limitation on Consolidated Funded Debt. Neither the Tenant nor any Subsidiary will incur, create, assume or suffer to exist any Consolidated Funded Debt, other than (i) Consolidated Funded Debt set forth or reflected on the consolidated balance sheet of the Tenant and its Subsidiaries for the Fiscal Quarter ending September 30, 1998 delivered to the Banks pursuant to
         Section 2.1(d), (ii) any extension, renewal or refinancing of Consolidated Funded Debt described in clause (i) of this Section made on terms no less favorable to the Tenant or such Subsidiary than the terms of the Consolidated Funded Debt being so extended, renewed or refinanced immediately prior to such extension, renewal or refinancing, (iii) the Term Loan, (iv) Subordinated Debt, (v) Debt securing Liens permitted by Section 2.1(z) and (vi) additional Consolidated Funded Debt not exceeding at any time an aggregate amount outstanding of $5,000,000.

                           (jj) Delivery of Collateral Documents. The Tenant will execute and deliver, and will cause EastWynn to execute and deliver, to the Collateral Agent the Collateral Documents, together with a favorable opinion of counsel to the Tenant and Eastwynn (as to corporate authority, power, no violation of other material agreements, validity, binding effect and enforceability) with respect to the Collateral Documents, on or before the Collateralization Date; provided, that if the Term Loan has not been made by the Term Lenders on or before the Collateralization Date, the Tenant and all Secured Parties other than the Term Agent and the Term Lenders shall execute and deliver the Intercreditor Agreement on the Collateralization Date, and the Intercreditor Agreement shall be executed by the Term Agent and the Term Lenders (and the other Secured Parties, if any amendments thereto have been requested by the Term Agent and agreed to by the other Secured Parties) on the date the Term Loan is made.

                           (kk)     Subordinated Debt.

                  (a) The Tenant will issue Subordinated Notes on the terms (including the subordination provisions) described in the Subordinated Debt Offering Circular, on or before February 5, 1999, in an aggregate amount not less than $200,000,000, and use proceeds thereof to pay in full the Senior Notes.

                  (b) The Tenant shall not (i) amend the terms of any of the Subordinated Debt Documents, or (ii) make any voluntary or mandatory redemptions or prepayment (whether upon a change of control or otherwise) with respect to, or any legal or covenant defeasance of, the Subordinated Debt, without the consent of the Agent and the Required LC Lenders or (iii) make any payments whatsoever in violation of the subordination provisions pertaining to the Subordinated Notes.

         Section 2.2. Representations, Covenants and Warranties of Landlord. The Landlord represents, covenants and warrants as follows:

                           (a)      Organization.

                                    (i)      The Landlord is a limited liability
                  company duly organized, validly existing and in good standing under the laws of the state of New Jersey. Prior to entering into each Lease Supplement, the Landlord shall qualify to do business and be in good standing as a foreign limited liability company in the Applicable State to which such Lease Supplement relates. The Landlord has, and will have, the full power and authority to enter into this Lease, each Lease Supplement and each Transaction Document to which it is a party and to engage in the transactions contemplated hereby and thereby, and the joinder, consent or approval of no other Person is required for the execution, delivery and performance hereof and thereof to properly consummate the transactions herein or therein contemplated or, if required, such joinder, consent or approval has been obtained and evidence thereof has been delivered to the Tenant and the Agent.

                                    (ii)     The Landlord shall maintain its
                  existence, continue to be a limited liability company organized under the laws of the State of New Jersey, not dissolve or otherwise dispose of all or substantially all of its assets and not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it unless the Landlord shall be the surviving entity of any such consolidation or merger.

                                    (iii)    The Landlord shall maintain in full
                  force and effect all of its governmental and other authorizations, approvals, consents, permits, licenses, certifications and qualifications necessary for the conduct of its business as it is presently being conducted or contemplated to be conducted hereunder to the extent the failure to so maintain the foregoing would constitute a Material Adverse Event.

                                    (iv)     The Landlord currently constitutes,
                  and shall maintain its status as, a single-purpose, bankruptcy-remote entity. The Landlord shall not terminate the Operating Agreement or amend, modify or supplement the provisions thereof if such amendment, modification or supplement (A) would change or expand its purposes, business or permitted activities; (B) would amend, modify or supplement Section 11(h) thereof; or (C) could have an adverse effect on the classification of this Lease for GAAP or federal income tax purposes. The Landlord shall not distribute or permit the distribution of any excess earnings of the Landlord other than in accordance with the terms of the Operating Agreement. The Landlord shall conduct no business other than the business contemplated by this Lease, the Reimbursement Agreement and the other Transaction Documents.

                           (b) No Conflict. Neither the execution and delivery of this Lease nor the fulfillment of or compliance with the terms and conditions hereof, nor the consummation of the transactions contemplated hereby conflicts with or results in a breach of the terms, conditions or provisions of any restriction, any agreement or any instrument to which the Landlord is now a party or by which the Landlord or its property are bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any Lien whatsoever upon any of the property or assets of the Landlord, or upon the Leased Property except Permitted Encumbrances.

                           (c) Binding Obligation. Upon the execution and delivery hereof, and assuming the valid execution and delivery hereof by the Tenant, this Lease shall be a valid and binding obligation of the Landlord enforceable against the Landlord in accordance with its respective terms, except as the same may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally from time to time in effect and to the scope of equitable remedies which may be available.

                           (d) Amendment to Transaction Documents. The Landlord will not amend, modify or supplement any of the Transaction Documents to which it is a party without the prior approval of the Tenant and the Agent.

                           (e)      Financial Statements.

                                    (i)      The Landlord shall deliver to the
                  Tenant quarterly financial statements within thirty-five (35) days after the end of each of the first, second and third fiscal quarters of the Landlord and annual financial statements within seventy-five (75) days after the end of each fiscal year of the Landlord prepared, in each case, in accordance with GAAP.

                                    (ii)     The Tenant shall have the right to
                  request an audit from a firm of independent certified public accountants reasonably acceptable to the Tenant of any financial statements delivered by the Landlord to the Tenant; provided, however, that all costs and expenses associated with such audit shall be the sole responsibility of the Tenant, and shall be payable by the Tenant as Supplemental Rent hereunder.

         Section 2.3. Disclaimer. NEITHER THE LANDLORD BY DELIVERY HEREOF, OTHER THAN AS SET FORTH IN SECTION 2.2, NOR THE TRUSTEE, BY ITS ACCEPTANCE OF THE DUTIES OF TRUSTEE UNDER THE INDENTURE, MAKES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO (A) THE LEASED PROPERTY, THE APPLICABLE PLANS AND SPECIFICATIONS, THE APPLICABLE PROJECTS OR THE IMPROVEMENTS, (B) THE EXPERIENCE, QUALIFICATIONS OR FINANCIAL CONDITION OF ANY CONTRACTOR OR ANY OTHER PERSONS WHICH MAY BE ENGAGED TO CONSTRUCT THE APPLICABLE PROJECTS, (C) THE PRICE TO BE PAID UNDER ANY ACQUISITION AGREEMENT OR CONSTRUCTION AGREEMENT, (D) THE SUITABILITY OR FITNESS FOR ANY PURPOSE OF THE LEASED PROPERTY OR ANY PART THEREOF OR (E) ANY OTHER

MATTER PERTAINING TO OR RELATING TO THE LEASED PROPERTY.


         Section 2.4. Amendments Relating to Bonds. Each Party hereby agrees and covenants with the other that it will, from time to time hereafter, execute and enter into any such amendments or restatements hereof as may be reasonably required by the Trustee, the Agent, the Rating Agencies or the other Party to enable or more effectively permit the refinancing of the Bonds and/or the issuance of the Additional Bonds or Refunding Bonds, if any, so long as (x) all consents required hereunder, under the other Transaction Documents or under any other agreement to which the Landlord or the Tenant is a party have been obtained and (y) any such amendment or restatement does not alter any substantive right, privilege or protection contained in, or created by this Lease in favor of such Party, except as contemplated herein.

         Section 2.5. Actions Taken by Tenant. To the extent that the Reimbursement Agreement permits or requires the Tenant to take or perform any action or step, the Landlord hereby consents to the taking or performing of any such action or step by the Tenant.



                                   ARTICLE 3
                 DEMISE OF PREMISES; TERM; RENT; OTHER PAYMENTS

         Section 3.1. Demise of Premises. Subject to the terms and conditions of this Lease, the Lease Supplements and the Security Documents, the Landlord, for and in consideration of the covenants herein contained and made on the part of the Tenant, hereby agrees to lease the Supplemental Properties to the Tenant for the Term, and the Tenant hereby agrees to lease the Supplemental Properties from the Landlord for the Term.

         Section 3.2.      Rent. Throughout the Term, the Tenant agrees to pay
(i) commencing on the Basic Rent Commencement Date, to the Landlord in immediately available funds as Rent for the Leased Property, Basic Rent as set forth below and in Section 3.5, and (ii) directly to the Person to whom payment is due and, if such Person is the Agent, in immediately available funds, delivered to such Person's office, from time to time as provided for herein, as Supplemental Rent all other amounts, costs, liabilities and obligations which the Tenant assumes or agrees to pay to the Landlord or to others hereunder.

         Section 3.3. Rental Payments to be Unconditional, No Abatement or Set-off.

                           (a) The obligation of the Tenant to make Rent Payments when due with respect to the Leased Property or any other payments required hereunder shall be absolute and unconditional in all events (including, without limitation, failure of the Tenant to possess or have use of the Leased Property or any portion thereof) and the Tenant hereby acknowledges that the terms of this Lease create a valid and binding obligation of the Tenant to make Rent Payments and to pay all other amounts which are required to be paid under the terms of this Lease.

                           (b) Notwithstanding any dispute between the Tenant and the Landlord or any other Person, including, without limitation, the Agent, the Tenant shall make all Rent Payments required hereunder when due and shall not withhold any Rent Payment for any reason whatsoever, nor shall the Tenant assert against the Landlord, the Trustee, the Agent, any LC Issuer, any LC Participant or any other Person any right of set-off, recoupment, deduction, defense or counterclaim against its obligation to make such Rent Payments required under this Lease or claim any abatement, suspension, deferment, diminution or reduction for any reason whatsoever including, without limitation, whether or not the Leased Property is used or occupied by the Tenant or is available for use or occupancy by the Tenant.

                           (c) The Tenant's obligation to make Rent Payments shall not be abated through accident or unforeseen circumstances. No abatement, diminution or reduction in Basic Rent or Supplemental Rent required to be paid by the Tenant pursuant hereto shall be claimed by or allowed to the Tenant for any inconvenience, interruption, cessation, or loss of business caused directly or indirectly, by any present or future Legal Requirements, or by priorities, rationing or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the control of the Landlord, the Tenant, the Agent or any other Person, nor shall this Lease be affected by any such causes.

                           (d) This is an absolutely net lease to the Landlord and it is intended that Tenant shall pay all costs and expenses of every character, whether foreseen or unforeseen, ordinary or extraordinary or structural or nonstructural, in connection with the construction, use, operation, maintenance, repair and reconstruction of the Leased Property by Tenant including, without limitation, the costs and expenses particularly set forth in this Lease. It is the intent of the parties hereto that the Basic Rent payable under this Lease shall be an absolutely net return to the Landlord and that the Tenant shall pay all costs and expenses relating to the Leased Property and the business carried on therein, including any obligations (specifically excluding federal income taxes and state and local taxes imposed upon or measured by net income) imposed upon the Landlord, as owner of the Leased Property unless otherwise expressly provided in this Lease. Any obligation herein relating to the Leased Property which is not expressly declared in this Lease to be that of the Landlord shall be deemed to be an obligation of the Tenant and shall be performed by the Tenant at the Tenant's sole cost and expense and not an obligation or cost and expense of the Landlord, the Trustee, the Agent, any LC Issuer, any LC Participant or any other Person.

                           (e) The Tenant's obligations to make Rent Payments shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Lease under all circumstances, including, without limitation, the following circumstances:

                                    (i)      any lack of validity or
                  enforceability of this Lease, the

                  Letters of Credit or any Transaction Document;

                                    (ii)     any amendment, compromise,
                  settlement or waiver of or any consent to departure from all or any of the Transaction Documents;

                                    (iii)    the existence of any claim,
                  set-off, defense or other right which the Landlord may have at any time against the Trustee or the Tenant may have against the Landlord, or either may have against any other beneficiary, or any transferee, of the Letters of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the Agent, or any other person or entity, whether in connection with this Lease, the transactions contemplated herein or in the Transaction Documents, or any unrelated transaction;

                                    (iv)     any statement or any other document
                  presented under the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (v)      payment by the LC Issuers under the
                  Letters of Credit against presentation of a draft or certificate which does not comply with the terms of the Letters of Credit;

                                    (vi)     any failure, omission or delay on
                  the part of the Landlord, the Trustee, the Tenant or the Agent to enforce, assert or exercise any right, power or remedy granted under this Lease or any Transaction Document;

                                    (vii)    any other circumstance or happening
                  whatsoever, whether or not similar to any of the foregoing.

                           (f)      [INTENTIONALLY OMITTED]

                           (g) The Landlord shall have the rights and remedies for the collection of Supplemental Rent as are available to the Landlord for the collection of the Basic Rent.

                           (h) Nothing in this Section 3.3 shall be deemed or construed as a waiver by the Tenant of any rights or remedies which it may have against any Person, it being understood and agreed that the Tenant may assert any such rights in one or more separate proceedings.

         Section 3.4.      Termination of Term/Rental Payment Obligation.

                           (a) The Tenant will not terminate this Lease nor be relieved of its obligation to make Rent Payments or from any of its other Obligations hereunder for any reason including, without limiting the generality of the foregoing, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration, failure of title, or frustration of purpose, or any damage to or destruction of the Leased Property or any portion thereof, or the taking by eminent domain of title or the right of temporary use of all or any part of the Leased Property, or the failure of the Landlord or any other Person to perform and observe any agreement or covenant, whether expressed or implied, or any duty, liability or obligation which arises out of or which is related to this Lease by the terms hereof or under law or otherwise.

                           (b) Not earlier than three hundred sixty (360) days nor later than two hundred seventy (270) days prior to the Expiration Date of the Initial Term, the Tenant shall notify the Landlord and the Agent in writing of its election to exercise one of the following options (it being understood and agreed that a failure to so notify the Landlord and the Agent within such time period shall be deemed to be an election by the Tenant to exercise the option set forth in Section 3.4(b)(iii) below):

                                    (i)      to purchase all (but not less than
                  all) of the Individual Properties comprising the Leased Property on the terms and conditions set forth in Article 15 of this Lease; or

                                    (ii)     to renew the Initial Term of this
                  Lease with respect to all (but not less than all) of the Individual Properties comprising the Leased Property on the terms and conditions set forth in Article 8 of this Lease; or

                                    (iii)    to surrender the Leased Property in
                  accordance with and subject to the provisions of Article 13 of this Lease, in which event the Tenant shall pay to the Landlord, on the Expiration Date and in immediately available funds, the Deferred Maintenance Obligation.

         Section 3.5.      Basic Rent.

                           (a) From and after the Basic Rent Commencement Date, the Tenant shall pay Basic Rent Payments on each Basic Rent Payment Date in the amounts shown on Exhibit H annexed hereto and made a part hereof, as such amounts are adjusted by the Rent Differential.

                           (b) During any Renewal Term, the applicable Renewal Rent determined in accordance with Section 8.2 hereof.

                           (c) In the event the Bonds are redeemed in whole or in part (other than any mandatory sinking fund redemption) from funds other than (I) drawings under the Letters of Credit, or (ii) payments or prepayments of Basic Rent by or at the direction of the Tenant hereunder, the Tenant shall continue to make payments of Basic Rent hereunder during the Initial Term on each Basic Rent Payment Date as provided in Section 3.5(a).

         Section 3.6.      [Intentionally Omitted].

         Section 3.7. Basic Rent; No Bonds Outstanding. Subject to Section 3.5(c), no Basic Rent Payments shall be due or payable at any time during which no Bonds are Outstanding and all Reimbursement Obligations payable under the Reimbursement Agreement and the Reimbursement Notes have been paid in full.

         Section 3.8.      Supplemental Rent.

                           (a) Components of Supplemental Rent. Subject to the exclusions set forth in Section 3.8(b) below, the Tenant hereby agrees to pay to Landlord (or to whomever shall be entitled thereto as expressly provided herein or in any other Transaction Document) the following amounts (such amounts, giving effect to such exclusions, being herein referred to as "Supplemental Rent") as and when the same shall become due and payable:

                                    (i)      Administrative and Other Expenses
                  and Amounts. So long as there shall be any amount of principal of, interest on, or other amounts due in connection with the Bonds or the Reimbursement Agreement or Reimbursement Notes, the following:

                                    (A)      for the  account  of the  Landlord,
                                             the fees and charges of the Agent
                                             for all services of the Agent and
                                             all its reasonable expenses
                                             (including, without limitation,
                                             reasonable counsel fees), and all
                                             other fees, interest, charges,
                                             payments, penalties, amounts owing,
                                             in each case, in respect of
                                             indemnities and other amounts owing
                                             under the Reimbursement Agreement
                                             and the Reimbursement Notes,
                                             including, without limitation,
                                             interest in respect of the
                                             foregoing, incurred by the Landlord
                                             in accordance with the
                                             Reimbursement Agreement and the
                                             Reimbursement Notes, as and when
                                             the same become due;

                                    (B)      for the account of the Landlord,
                                             all out-of-pocket fees and expenses
                                             incurred by the Agent and the LC
                                             Issuers, including without
                                             limitation the fees and expenses of
                                             counsel to the Agent (but not
                                             counsel to the other LC Issuers)
                                             for the amendment of the
                                             Transaction Documents, the fees and
                                             expenses of counsel to the Agent
                                             and the other LC Issuers in
                                             connection with the occurrence of
                                             an event of default, or the
                                             enforcement or preservation of
                                             rights, under the Transaction
                                             Documents in connection with the
                                             transactions contemplated thereby,
                                             including the structuring and
                                             implementation thereof,
                                             irrespective of whether such
                                             transactions are consummated and
                                             the fees and costs in connection
                                             with any environmental reports,
                                             plans, surveys,
                                             appraisals, title policies,
                                             recording charges, excise,
                                             documentation and other taxes or
                                             other documents or certificates
                                             prepared, or charges payable, in
                                             connection with the transactions
                                             contemplated by the Transaction
                                             Documents;

                                    (C)      for the account of the Landlord,
                                             the fees and charges of Trustee for
                                             all services of Trustee and all its
                                             reasonable expenses (including,
                                             without limitation, reasonable
                                             counsel fees) incurred by Trustee
                                             in accordance with the Indenture,
                                             as and when the same become due;

                                    (D)      for the account of the Landlord, to
                                             the extent the Landlord is
                                             obligated therefor, the reasonable
                                             fees and charges of any other
                                             paying agents for the Bonds, as and
                                             when the same become due;

                                    (E)      to or for the account of the
                                             Landlord, all reasonable costs and
                                             expenses (including, without
                                             limitation, reasonable counsel
                                             fees) incurred by the Landlord in
                                             connection with the issuance of the
                                             Bonds;

                                    (F)      for the account of the Landlord,
                                             (I) the fees payable to the Agent
                                             pursuant to the Agent's Letter
                                             Agreement and the Letter of Credit
                                             Fees, or (ii) if the Bonds and the
                                             Reimbursement Obligations are no
                                             longer outstanding, and the Tenant
                                             is obligated to pay Basic Rent in
                                             accordance with Section 3.5(c), an
                                             amount equal to the Letter of
                                             Credit Fees which would have been
                                             payable under Section 2.03 of the
                                             Reimbursement Agreement had the
                                             Bonds and the Letters of Credit
                                             remained outstanding, as shown on
                                             Exhibit B hereof, provided,
                                             however, that the Tenant shall not
                                             be obligated to pay any other fees
                                             or expenses of any refinancing
                                             (other than an Indexing Agent fee)
                                             by Landlord which Tenant has not
                                             approved in advance;

                                    (G)      for the account of the Landlord,
                                             all reasonable administrative costs
                                             and expenses (including, without
                                             limitation, reasonable counsel
                                             fees) incurred by the Landlord in
                                             connection with the administration,
                                             modification or enforcement of this
                                             Lease or any of the other
                                             Transaction Documents or the
                                             administration of any Individual
                                             Property or any matters relating
                                             thereto; and

                                    (H)      for the account of the Landlord,
                                             (1) all amounts payable to
                                             the Rating Agencies, (2) all fees
                                             and expenses payable to the
                                             remarketing agent and indexing
                                             agent in connection with the Bonds,
                                             and all fees and costs associated
                                             with the remarketing of the Bonds,
                                             (3) all fees and expenses
                                             associated with draws under the
                                             Letters of Credit, (4) all costs
                                             incurred by the Landlord in
                                             connection with the Landlord's
                                             compliance with the terms of this
                                             Lease, the Reimbursement Agreement,
                                             the Reimbursement Notes or any
                                             other Transaction Document,
                                             including without limitation
                                             compliance with any financial
                                             reporting requirements (including
                                             delivery of financial statements of
                                             Landlord) hereunder or thereunder,
                                             but excluding any costs of
                                             compliance with financial reporting
                                             requirements (including the cost of
                                             the preparation an delivery of
                                             financial statements) to the extent
                                             such financial reporting relates to
                                             Persons other than the Landlord,
                                             (5) all fees and expenses incurred
                                             in connection with qualifying, or
                                             maintaining qualification, to do
                                             business in any Applicable State,
                                             including without limitation any
                                             annual reports or annual filing
                                             fees, (5) all Impositions with
                                             respect to each Applicable State,
                                             together with all costs in
                                             connection therewith and (6) all
                                             costs and expenses relating to or
                                             required in connection with the
                                             application for, or obtaining of,
                                             any governmental consents or
                                             approvals;

provided, however, that any payments made by Trustee pursuant to the Indenture in respect of amounts referred to in clauses (A), (B), (C) or (D) above shall be credited against the obligation of Tenant under this subsection (i);

                                    (ii)     Additional Rent. From and after the
                  Basic Rent Commencement Date, the Return on Landlord's Equity Amount due and payable on such Basic Rent Payment Date (the "Additional Rent"); provided, however, that no Additional
                  Rent shall be payable by the Tenant for any period (A) to the extent moneys are provided to or deposited with the Trustee from proceeds derived from the sale of the Bonds and applied by the Trustee for the payment of such Additional Rent or (B) to the extent of a balance available for payment of such Additional Rent in the Bond Fund which is applied by the Trustee for the payment of such Additional Rent; and provided further that upon the expiration of the Initial Term, the Landlord shall refund to the Tenant, or the Tenant shall pay to the Landlord, as the case may be, the difference between the aggregate amounts paid by the Tenant pursuant to this
                  Section 3.8(a)(ii) and the amount of the Return on Landlord's Equity Amount as finally determined as of the end of the Initial Term.

                                    (iii)   [INTENTIONALLY OMITTED];

                                    (iv)     Aggregate Fair Market Value
                  Threshold. If applicable, the amount set forth in Section 4.3(a); and

                                    (v)      Other Amounts. Any other amounts,
                  other than Basic Rent and the Rent Differential, (A) owing by the Tenant under this Lease or (B) owing by the Landlord under the Reimbursement Agreement, the Indenture or the other Transaction Documents, including, without limitation, all reasonable costs incurred or to be incurred by the Landlord in connection with the Landlord's compliance with the financial reporting requirements (including delivery of financial statements) hereunder, under the Reimbursement Agreement or under any of the other Transaction Documents.

                           (b)      Exclusions from Supplemental Rent.
         Supplemental Rent shall not include, and Tenant shall have no obligation to pay, notwithstanding any provision in the foregoing
         Section 3.8(a), in any other section of this Lease or in any other Transaction Document (but without impairing Tenant's obligation to pay Basic Rent, as adjusted by the Rent Differential, Additional Rent or other amounts described in Section 20.2), any of the following amounts:

                                    (i)      any amount payable by any Person in
                  respect of federal income tax or state or local taxes imposed upon or measured by net income, in each case imposed or measured by the net income of any Person other than Tenant;

                                    (ii)     the principal amount of the Bonds,
                  and interest payable with respect thereto, or the principal amount of the Reimbursement Obligations or the Reimbursement Notes and interest payable with respect thereto;

                                    (iii)    any distribution payable to, or
                  return guaranteed or payable to, any Person in its capacity as a member of Landlord;

                                    (iv)     any amount owing or payable to any
                  Person as a result of any default or event of default under the Indenture, the Reimbursement Agreement or any other Transaction Document, to the extent that such default or event or default is not also an Event of Default hereunder;

                                    (v)      any taxes or other cost or expenses
                  incurred by any Person as a result of any transfer by the Landlord of its interest in the Lease, by any Person of any membership interest in the Landlord, or by any LC Lender of its interest in the Reimbursement Agreement, any Reimbursement Note or any Letter of Credit; or

                                    (vi)     any amount payable under any
                  Transaction Document (other than this Lease) resulting from, or payable in connection with, any amendment, modification or supplement to or of such Transaction Document, to the extent such amendment, modification or supplement has not been requested or approved by the Tenant.

         Section 3.9. Surplus Moneys in Bond Fund. In the event that the Aggregate Fair Market Value of the Leased Property as of the Final Project Completion Date shall be equal to or greater than $75,000,000, then the Trustee shall, in accordance with and subject to the terms of the Indenture, redeem Bonds in an aggregate principal amount equal to the aggregate amount of (a) moneys remaining in the Project Fund (including investment earnings thereon) after the Final Project Completion Date which are transferred to the Excess Bond Proceeds Account of the Bond Fund pursuant to Section 5.03 of the Indenture; (b) moneys deposited in the Capitalized Interest Account and Capitalized Interest Reserve Account (including investment earnings thereon) which are transferred to the Excess Bond Proceeds Account of the Bond Fund pursuant to Sections 5.02A and 5.02B, respectively, of the Indenture; and (c) investment earnings on the Bond Fund which are applied as provided in Section
5.04 of the Indenture. Upon any such redemption, the Landlord and Tenant agree to amend the Basic Rent Schedule set forth in Exhibit H annexed hereto and made a part hereof to appropriately reflect, on a pro rata basis, the effect of such redemption.



                                   ARTICLE 4
            ACQUISITION AND CONSTRUCTION; SUBSTITUTION OF PROPERTIES

         Section 4.1.      Acquisition and Construction of the Individual
Properties.

                           (a) Each Individual Property shall be acquired or ground leased, and each Applicable Project shall be constructed and developed, pursuant to and in accordance with the terms and provisions of the Agency and Development Agreement.

                           (b) Concurrently with the acquisition or ground leasing of any Individual Property by the Landlord, (i) the Landlord and the Tenant shall enter into a Lease Supplement with respect thereto and (ii) the Landlord shall execute and deliver the Applicable Mortgage, the Applicable Assignment of Rents and the Memorandum of Lease.

         Section 4.2. Projects Not Completed. If, on or before the Final Project Completion Date, any Applicable Project has not been completed and accepted for occupancy, the Tenant shall either:

                           (a) purchase such Applicable Project on the Final Project Completion Date from the Landlord for an amount equal to the Uncompleted Project Purchase Price. Upon receipt of the Uncompleted Project Purchase Price, the Landlord shall apply such amounts to the redemption of Bonds in accordance with the terms of the Indenture, and the principal amount available under the Letters of Credit shall be reduced ratably by the amount of the Uncompleted Project Purchase Price; or

                           (b) accept such uncompleted Applicable Project and commence Rent Payments with respect thereto as if such Applicable Project had been completed and accepted for occupancy; provided, however, that in the event that such Applicable Project shall not have been completed and accepted for occupancy on or before the first anniversary of the Final Project Completion Date, the Tenant shall purchase such Applicable Project on the first anniversary of the Final Project Completion Date on the terms and conditions set forth in
         Section 4.2(a) above.

         Section 4.3. Aggregate Fair Market Value Not Achieved. In the event that the Aggregate Fair Market Value of the Leased Property shall be less than $75,000,000 as of the Final Project Completion Date, the Tenant shall either:

                           (a) On the Final Project Completion Date, make a payment to the Landlord, as Supplemental Rent, in an amount equal to the amount by which the Aggregate Fair Market Value of the Leased Property is less than $75,000,000; or

                           (b) On the Final Project Completion Date, purchase from the Landlord each Individual Property the fair market value of which (as determined by the appraisals delivered by the Tenant to the Landlord and the Agent pursuant to Section 6(b) of the Agency and Development Agreement and as confirmed pursuant to Section 7(e)(v) of the Agency and Development Agreement) is less than the Allocable Costs for such Individual Property. In such event, the purchase price to be paid by the Tenant to the Landlord for each such Individual Property shall be an amount equal to the Allocable Costs for such Individual Property. Upon receipt of such purchase prices, the Landlord shall apply such amounts to the redemption of Bonds in accordance with the terms of the Indenture, and the principal amount available under the Letters of Credit shall be reduced ratably by the aggregate amount of such purchase prices.

         Section 4.4.      Substitution of Properties.

                           (a) During the Term, the Tenant shall have the right, with the prior written consent of the Landlord (not to be unreasonably withheld or delayed) and the Agent (in accordance with
         Section 9.06(a)(vii) of the Reimbursement Agreement), and on the terms and conditions set forth in this Section 4.4, and subject to the limitations set forth in paragraph (d) of this Section 4.4, to substitute a Substitute Property for any Individual Property which is subject to the terms of this Lease at the time of such substitution.

                           (b)      As a condition precedent to the
         effectiveness of any substitution of a Substitute Property for an Individual Property, the Tenant shall deliver to the Landlord, the Agent and the Trustee:

                                    (i)      A certificate from an independent
                  certified public
                  accountant reasonably acceptable to the Landlord and the Agent stating that the consummation of such substitution will not have a material adverse effect on the treatment or status of this Lease for tax purposes;

                                    (ii)     A certificate, signed by an
                  Authorized Representative of the Tenant, stating that the fair market value of the Substitute Property on and as of the effective date of the substitution is greater than or equal to the fair market value of the Individual Property being replaced thereby (as determined by the appraisal delivered to the Landlord and the Agent pursuant to Section 6(b) of the Agency and Development Agreement and as confirmed pursuant to
                  Section 7(e)(v) of the Agency and Development Agreement), accompanied by an appraisal of the Substitute Property, prepared (in accordance with FIRREA and all other regulatory requirements applicable to the Agent) and certified by an independent MAI appraiser acceptable to the Landlord and the Agent, setting forth the estimated fair market value of the Substitute Property on and as of the effective date of such substitution (on an "as-completed" basis);

                                    (iii)    (A) All of the documents and other
                  items required to be delivered by the Tenant as a condition to each Land Acquisition Disbursement pursuant to Section 7(c) of the Agency and Development Agreement as if the Tenant were requesting a Land Acquisition Disbursement with respect to the Substitute Property, and (B) all of the documents and other items required to be delivered by the Tenant as a condition to each Final Disbursement pursuant to Section 7(e) of the Agency and Development Agreement as if the Tenant were requesting a Final Disbursement with respect to the Substitute Property; and

                                    (iv)     An opinion of counsel reasonably
                  acceptable to the Landlord and the Agent stating that the substitution of the Substitute Property for the Individual Property being replaced qualifies as a tax-free like kind exchange pursuant to Section 1031 of the Internal Revenue Code, and that such substitution will have no adverse tax consequences for the Landlord.

                           (c)      On the effective date of the substitution:

                                    (i)      The Landlord shall acquire, and the
                  Tenant shall convey, the Substitute Property in the same manner as if such Substitute Property were acquired by the Landlord prior to the Final Project Completion Date;

                                    (ii)     The Landlord and the Tenant shall
                  enter into a Lease Supplement with respect to the Substitute Property;

                                    (iii)    The Landlord shall convey its
                  interest in and to the Individual Property being replaced by the Substitute Property to the Tenant; and

                                    (iv)     The Landlord shall execute and
                  deliver to the Agent an

                  Applicable Mortgage and an Applicable Assignment of Rents with respect to the Substitute Property.

                           (d) Notwithstanding anything to the contrary contained in this Section 4.4, the Tenant shall have no right to substitute more than two (2) Substitute Properties during any five (5) year period.

         Section 4.5. Moneys Remaining in Project Fund. Any moneys in the Project Fund (including the investment earnings thereon) remaining after the Final Project Completion Date and after payment, or provision for payment, in full of the Costs of the Projects and receipt by the Landlord and the Trustee of the certificate described in Section 7(e)(vi) of the Agency and Development Agreement, shall be transferred to the Excess Bond Proceeds Account of the Bond Fund and applied as provided in Section 3.9 and Section 5.03 of the Indenture upon the prior consent of the Agent, which shall be given by the Agent if at such time an Event of Default shall not have occurred and be continuing.

         Section 4.6. Investment and Use of Fund Moneys. Any moneys held as part of the Bond Fund or the Project Fund shall be invested or reinvested by the Trustee in accordance with the terms of the Indenture.

         Section 4.7.      Ownership of Leased Property.

                           (a) The Landlord, as between the Landlord and the Tenant, shall and hereby does retain all of its rights to the Leased Property notwithstanding the delivery thereof to and possession and use thereof by Tenant, the rights of Tenant being only those of a tenant as set forth in this Lease and any Lease Supplement.

                           (b) Notwithstanding anything to the contrary contained in this Lease, any Costs of the Projects paid for by moneys of the Tenant and used to acquire assets or property constituting a portion of any Applicable Project, other than Equipment, shall be and become part of the Leased Property, owned by the Landlord, subject to the Lien of the Applicable Mortgage, and the Tenant shall have no legal or equitable ownership interest therein.

         Section 4.8. Change in Location of Records. The Tenant shall notify the Landlord and the Agent at least 60 days prior to changing the place at which it maintains its records with respect to this Lease and any other Transaction Document, of the address to which such records are to be transferred.

                                   ARTICLE 5
                                      USE

         Section 5.1. Use. The Individual Properties comprising the Leased Property shall be used by the Tenant only as Movie Theaters and uses reasonably ancillary thereto and for no other use or purpose.

         Section 5.2. Prohibited Uses. The Tenant shall not use, or suffer or permit the use of, the Leased Property or any portion thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein or thereon which would (i) violate any covenant, agreement, term, provision or condition of this Lease or be unlawful or in contravention of the certificate of occupancy for any Individual Property, or contravene any Legal Requirement or insurance requirement to which any Individual Property is subject, except where such violation, contravention or illegality would not have a material adverse effect on such Individual Property, (ii) overload or could cause an overload of the electrical or mechanical systems of any Individual Property or which would exceed the floor load per square foot which any floor in an Individual Property was designed to carry and which is allowed by law, (iii) invalidate or conflict with, the fire or public liability insurance on the Leased Property or (iv) result in any liability on the part of the Landlord under any Environmental Requirement.

                                   ARTICLE 6
                       COMPLIANCE WITH LEGAL REQUIREMENTS

         Section 6.1. Tenant's Compliance with Legal Requirements. The Tenant shall, throughout the Term and at the Tenant's sole cost and expense, promptly comply, or cause compliance: (i) with all Legal Requirements applicable to the Leased Property, including, without limitation, all Environmental Requirements, whether present or future, foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of the Landlord and the Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations, or additions, and irrespective of the cost thereof, which may be applicable to the Leased Property or any portion thereof and (ii) with any agreements, contracts, easements and restrictions affecting the Leased Property or any part thereof or the ownership, occupancy or use thereof existing on the date hereof or hereafter created by the Tenant, or consented to or requested by the Tenant.

                                   ARTICLE 7
                                  IMPOSITIONS

         Section 7.1. Utilities. The Tenant shall furnish or cause to be furnished, at its own expense, all utilities of every type and nature required by it in its use of the Leased Property and shall pay or cause to be paid, when due, all bills for water, sewerage, heat, gas, electricity and other utilities, if any, used on, in connection with, or chargeable against the Leased Property during the Term and all bills for utility charges relating to the Leased Property or the use thereof and the Tenant shall indemnify and save harmless the Landlord, the Agent and the Trustee from and against any loss, cost and expense in connection therewith. The Tenant shall cause all utilities to be placed in its name and all bills to be sent directly to the Tenant. The Tenant shall pay all such bills as and when the same shall be due and payable and upon request of the Landlord, shall provide evidence of the payment thereof.

         Section 7.2. Payment of Impositions. The Tenant covenants to pay directly to the

Person entitled to such payment, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, as Supplemental Rent hereunder, all Impositions. The Tenant shall furnish to the Landlord, promptly after payment of any Impositions, official receipts or other satisfactory proof evidencing payment of such Impositions. Upon the Tenant's failure to pay such Impositions or failure after written request to provide proof of such payment or failure to deliver any such certificate, as above provided, the Landlord shall have the right, at the Landlord's option, to require the Tenant to: (i) promptly deposit with the Trustee, or, if no Bonds are Outstanding, with the Landlord, funds for the payment of current Impositions required to be paid by the Tenant hereunder; and (ii) also deposit one-twelfth (1/12th) of the current annual Impositions or those of the preceding years if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the final month during which or at the end of which a payment is due and payable without interest or penalty.

         Section 7.3. Tax Contests. The Tenant shall have the right, at its own expense, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, without having to pay such Imposition as a condition to the institution of such contest unless (i) such payment is required by any Legal Requirement of a Governmental Authority or (ii) the failure to make such payment would, in the reasonable judgment of the Landlord, cause any Individual Property to be in danger of being forfeited, lost or materially affected. Upon the termination of any proceedings, it shall be the obligation of the Tenant to pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interests, penalties or other liabilities in connection therewith. Nothing herein contained, however, shall be so construed as to allow such Imposition to remain unpaid for such length of time as shall permit the Leased Property, or any part thereof, to be sold, taken or otherwise adversely affected by any Governmental Authority for the non-payment of the same. The Tenant shall promptly furnish the Landlord with copies of all proceedings and documents with regard to any such contest, and the Landlord shall have the right, at its expense, to participate therein. In any event, the Landlord shall cooperate with the Tenant, at the Tenant's sole cost and expense, in connection with any such contest.

         Section 7.4. Tax Refund. The Landlord shall direct the Agent to remit to the Tenant any refund of Taxes (as defined in the Reimbursement Agreement) which are the subject of Section 2.06(c) of the Reimbursement Agreement.

                                   ARTICLE 8
                               EXTENSION OPTIONS

         Section 8.1.      Extension Options. {*MATERIAL OMITTED}.

         Section 8.2. Renewal Rent; Procedure for Determination. {*MATERIAL OMITTED}.

         Section 8.3. Lease Amendment. Upon final determination of the Renewal Rent to be paid during any Renewal Term as hereinabove provided, the Landlord and the Tenant shall enter into an amendment to this Lease to reflect the same as well as such other modifications of this Lease as mutually shall be deemed appropriate by the Landlord and the Tenant.

         Section 8.4. No Assignment. The extension options contained in this Article 8 may not be severed from this Lease or separately sold, assigned or otherwise transferred. Any sale, assignment or transfer or attempted sale, assignment or transfer of such options separate from this Lease shall be null and void, ab initio.

         Section 8.5. Invalidity. No extension option contained herein shall be valid unless all prior extension options have been properly exercised.

                                   ARTICLE 9
                           LANDLORD'S RIGHT OF ENTRY

         Section 9.1. Landlord's and Agent's Right of Entry. The Landlord, the Agent, any LC Lender and their respective duly authorized representatives shall have the right to enter any Individual Property at all reasonable times and upon reasonable notice for the purposes of inspecting the condition of same, and making such repairs and restorations thereto as may be necessary or desirable if the Tenant fails to do so as required hereunder (but neither the Landlord nor the Agent nor any LC Lender shall have any duty whatsoever to make any such inspections, repairs, or restorations). Any such inspections, repairs or restorations to the extent reasonably practicable, shall be conducted in such manner so as to minimize the interference with the Tenant's business. The costs so incurred by the Landlord, the Agent or any LC Lender shall be included within and constitute part of the Supplemental Rent due by the Tenant and shall be payable upon demand of the Landlord or the Agent.

                                   ARTICLE 10
                 MAINTENANCE, REPAIR AND REPLACEMENT BY TENANT

         Section 10.1. Maintenance of the Leased Property. The Tenant shall throughout the Term at the Tenant's sole cost and expense, (a) take good care of and maintain the Leased Property and all roadways, sidewalks and curbs on and appurtenant thereto, in good order and repair, and shall promptly remove all accumulated snow, ice and debris from any and all roadways, sidewalks and curbs located upon or appurtenant to the Leased Property and (b) fully perform and comply with all conditions and obligations to be performed and complied with by the Landlord on and after the date hereof under the Applicable Acquisition Agreement and the documents and instruments executed and delivered in connection therewith.

         Section 10.2. Repair and Replacement of the Leased Property. The Tenant shall not commit or suffer to be committed any waste upon or about the Leased Property, and shall promptly at its sole cost and expense, make all necessary replacements, restorations and repairs to the Leased Property and appurtenances thereto, whether interior or exterior, structural or non-structural, ordinary or extraordinary, and foreseen or unforeseen, ordinary wear and tear excepted. Repairs, restorations and replacements shall be at least equivalent in quality to the original work or the property replaced, as the case may be. The Tenant shall not make any claim or demand upon or bring any action against the Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Leased Property or any part thereof.

         Section 10.3. Maintenance of Leased Property. The Tenant shall, throughout the Term, maintain the Leased Property in good operating condition, normal wear and tear excepted, in a manner comparable to other first run theater facilities of comparable size and age owned by the Tenant in the same or comparable markets; provided, however, that the Tenant's liability hereunder at the end of the Term shall be subject to the terms of Section 3.4(b)(iii).

         Section 10.4. Landlord Not Responsible. The Landlord shall not under any circumstances be required to build any Improvements on any Individual Property, or to make any repairs, replacements, alterations or renewals of any nature or description to any Individual Property, whether interior or exterior, ordinary or extraordinary, structural or non-structural, foreseen or unforeseen (unless same are directly necessitated by the Landlord's entry onto such Individual Property pursuant to Article 9), or to make any expenditure whatsoever in connection with this Lease or to inspect or maintain the Leased Property or any part thereof in any way. The Tenant hereby waives the right to require the Landlord to make repairs, replacements, renewals or restorations pursuant to any Legal Requirements including, without limitation, any Environmental Requirements.

                                   ARTICLE 11
                             ALTERATIONS BY TENANT

         Section 11.1. Tenant Alterations. The Tenant agrees not to make or allow to be made any alterations, improvements, additions or physical changes in or about any Individual Property, other than those constituting part of an Applicable Project as shown on the Applicable Plans and Specifications or modifications thereto consented to by the Landlord and the Agent (the "Alterations"), without first obtaining the written consent of the Landlord and the Agent in each instance, which consent (A) may be withheld by either the Landlord or the Agent, each in its sole discretion, if the proposed Alterations
(i) adversely affect the structural components of the Improvements on such Individual Property, or (ii) reduce the value or utility of the Improvements on such Individual Property, and (B) in all other cases, shall not be unreasonably withheld or delayed, but may be given on such reasonable conditions as the Landlord and the Agent may elect, including but not limited to receipt of evidence satisfactory to the Landlord and the Agent that the Tenant has adequate funds to complete such Alterations. Notwithstanding the foregoing, neither the Agent's nor the Landlord's consent shall be required for any non-structural Alterations with respect to any Individual Property unless and until the costs of Alterations at or with respect to such Individual Property for any single Alteration or series of related Alterations shall exceed $100,000. Any and all Alterations to any Individual Property shall without further act become the property of the Landlord and subject to the Lien of the Applicable Mortgage, except for trade fixtures, movable equipment or furniture owned by the Tenant. Upon the expiration or termination of this Lease, the Landlord or the Agent may require the Tenant to remove any and all Alterations for which consent was required hereunder and which were made without having obtained such consent of the Landlord and the Agent as well as all fixtures, equipment and other improvements installed on such Individual Property other than fixtures, equipment or other improvements constituting a part of the Applicable Project. In the event the Landlord or the Agent so elects, and the Tenant fails to remove such property, the Landlord or the Agent may remove the same at the Tenant's cost, and the Tenant shall pay the Landlord or the Agent, as the case may be, on demand all costs incurred in connection therewith. The Tenant shall be responsible for the cost of repairing all damage to such Individual Property resulting from the removal of such property, except to the extent arising out of the gross negligence or willful misconduct of the Landlord or the Agent. The Tenant's obligations pursuant to this Section 11.1 shall constitute Supplemental Rent and shall survive the expiration or sooner termination of this Lease and the Reimbursement Agreement.

         Section 11.2. Construction of Alterations. With respect to any Alterations for which the consent of the Landlord and the Agent is required hereunder, the Tenant shall submit to the Landlord and the Agent, at the time of its request for the Landlord's and the Agent's consent to any proposed Alteration, plans and specifications (including layout, architectural, mechanical and structural drawings) for such proposed Alteration. All permits, approvals and certificates required by all Governmental Authorities shall be timely obtained by the Tenant at the Tenant's expense and submitted to the Landlord and the Agent (the Landlord shall not unreasonably refuse to join in any application therefor provided that such joinder shall be without expense to the Landlord and further provided that the Landlord's joinder is required by such Governmental Authority). Notwithstanding the Landlord's and the Agent's approval of plans and specifications for any Alteration, all Alterations shall be designed by the Tenant and shall be made to be in full compliance with all applicable Legal Requirements; all construction shall be of good and workmanlike quality in conformance with the plans and specifications therefor; all materials and equipment to be incorporated into an Individual Property as a result of all Alterations shall be of first class quality; and no such materials or equipment shall be subject to any Lien, chattel mortgage or title retention or security agreement. All Alterations shall be performed by the Tenant at the Tenant's sole expense. Upon completion of any Alterations, the Tenant shall provide the Landlord and the Agent with as-built plans depicting said Alterations.

                                   ARTICLE 12
                           ASSIGNMENT AND SUBLETTING

         Section 12.1.     Restrictions on Assignment and Subletting.

                           (a) The Tenant expressly covenants and agrees that it shall not grant or suffer to permit or exist by operation or law or otherwise a Lien with respect to the Tenant's interest in this Lease. Further, the Tenant expressly covenants that it will not by operation of law or otherwise assign this Lease, in whole or in part, nor sublet or suffer or permit the Leased Property or any part thereof to be used by others, without the prior written consent of the Landlord and the Agent in each instance, which consent may be granted or withheld in the sole and absolute discretion of the Landlord and the Agent; provided, however, that the Tenant shall have the right, without the Agent's or the Landlord's consent, to assign or sublet all or any portion of this Lease or the Leased Property to any Subsidiary of the Tenant; provided further, however, that no such


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

         assignment or subletting shall release the Tenant from any of its obligations under this Lease. Any attempt by the Tenant without the Landlord's and the Agent's prior written consent to assign this Lease or to sublet the Leased Property or a portion thereof shall be null and void. The Tenant shall not assign this Lease or sublet all or any portion of the Leased Property to any party with diplomatic immunity or otherwise not amenable to service of process in any Applicable State.

                           (b) If the Tenant's interest in this Lease is assigned or if the Leased Property or any part thereof is sublet to, or occupied by, or used by, anyone other than the Tenant, whether or not in violation of this Article 12, the Landlord may, after default by the Tenant, accept from any assignee, sublessee or anyone who claims a right to the interest of the Tenant under this Lease, or who occupies any part(s) or the whole of the Leased Property, the payment of Basic Rent and Supplemental Rent or any portion thereof and/or the performance of any of the other obligations of the Tenant under this Lease, but such acceptance shall not be deemed to be a waiver by the Landlord of the breach by the Tenant of the provisions of this Article 12, nor a recognition by the Landlord that any such assignee, sublessee, claimant or occupant has succeeded to the rights of the Tenant hereunder, nor a release by the Landlord of the Tenant from further performance by the Tenant of the covenants on the Tenant's part to be performed under this Lease; provided, however, that the net amount of Basic Rent and Supplemental Rent collected from any such assignee, sublessee, claimant or occupant shall be applied by the Landlord to the Basic Rent and Supplemental Rent to be paid hereunder.

                           (c) The Tenant agrees to pay as Supplemental Rent to the Landlord or the Agent all fees, costs and expenses, including, but not limited to reasonable attorneys' fees and disbursements, incurred by the Landlord or the Agent in connection with any proposed assignment of this Lease and any proposed sublease of the Leased Property or any part thereof.

                           (d) In the event that EastWynn shall become the Borrower under the Credit Agreement at any time, the Tenant shall cause EastWynn to simultaneously unconditionally guarantee the payment and performance by the Tenant of its obligations under this Lease, such guarantee to be in form and substance reasonably satisfactory to the Agent.

         Section 12.2.     Procedure; Requirements.

                           (a) If the Tenant requests the Landlord's and the Agent's consent to an assignment of this Lease or a subletting of all or any part of the Leased Property (for any assignment or subletting which is not otherwise permitted hereby), the Tenant shall submit to each of them: (i) the name of the proposed assignee or subtenant; (ii) the terms of the proposed assignment or subletting;
         (iii) the nature of the proposed assignee or subtenant's business and its proposed use of the Leased Property; (iv) such information as to the financial responsibility and general reputation of the proposed assignee or subtenant as the Landlord or the Agent may reasonably require; (v) a summary of plans and specifications, if any, for revising the floor layout of the Leased Property; and (vi)


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

         such other information deemed relevant by the Landlord or the Agent in its sole discretion.

                           (b)      Upon the receipt of all requested
         information from the Tenant, each of the Landlord and the Agent shall within thirty (30) days after such receipt, advise the Tenant whether it approves or disapproves of such request to assign or sublease. If the Landlord or the Agent shall fail to so advise the Tenant prior to the expiration of the thirty (30) day period provided for in this
         Section 12.2(b), the Landlord or the Agent, as the case may be, shall be deemed to have approved the proposed assignment or subletting.

                           (c) If the consent to an assignment pursuant to a request from the Tenant required hereunder and under the Transaction Documents has been obtained, the Tenant shall cause to be executed by its assignee an agreement that such assignee shall perform faithfully and assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease and that this Lease shall not be subject to further assignment or subletting except upon compliance with the provisions of this Article 12. If consent to a sublease shall have been obtained pursuant to the requirements hereof and of the Transaction Documents, the sublease shall expressly provide that it is subject to all of the terms and conditions of this Lease and the Security Documents, that the subtenant shall not violate any of such terms or conditions and at the option of the Landlord, in the event of the termination of this Lease, the subtenant will attorn to the Landlord. The subtenant shall also execute an agreement acknowledging that the portion of the Leased Property sublet shall not be subject to further subletting without compliance with the provisions of this
         Article 12. An executed counterpart of each sublease or assignment and assumption of performance by the assignee, in form and substance approved by the Landlord, shall be delivered to the Landlord and the Agent at least five (5) days prior to the effective date set forth in such assignment or sublease. No such assignment or sublease shall be binding on the Landlord until the Landlord has received such counterpart as required herein.

                           (d) If consent to an assignment of this Lease or to any sublease shall have been obtained, the Tenant shall in consideration therefor pay to the Trustee, for the account of the Landlord, as Supplemental Rent, the following amounts, less the actual expenses incurred by the Tenant in connection with such assignment or subletting including reasonable legal fees, brokerage commissions to persons not affiliated with the Tenant and costs of making alterations, as the case may be:

                                    (i)      in the case of an assignment, an
                  amount equal to all sums and other considerations paid to the Tenant by the assignee for or by reason of such assignment; and

                                    (ii)     in the case of a sublease, all
                  rents, additional charges or other consideration payable under the sublease to the Tenant by the subtenant which are in excess of the Basic Rent and Supplemental Rent accruing during the


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

                  term of the sublease in respect of the subleased space (at the rate per square foot payable by the Tenant hereunder) pursuant to the terms hereof.

All sums described in clauses (i) and (ii) of this Section 12.2(d) shall be paid to the Trustee as Supplemental Rent if, as and when paid by the assignee or subtenant to the Tenant and applied equally on the earliest permissible date to the redemption of the Bonds.

         Section 12.3. No Release from Liability. In no event shall any assignment or subletting release or relieve the Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease (including the obligation to pay Rent) on its part to be observed or performed and the fact that the Landlord and the Agent may consent to any assignment or subletting or be deemed to have so consented shall not be construed as constituting such a release of the Tenant. No assignment or sublease made as permitted by this Article 12 shall affect or reduce any of the obligations (including the obligation to pay Rent) of the Tenant hereunder, and all such obligations shall continue as obligations (including the obligation to pay Rent) of the Tenant in full force and effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made; provided that performance by any such assignee or sublessee of any of the obligations of the Tenant under this Lease shall be deemed to be performance by the Tenant. No sublease or assignment made as permitted by this Article 12 shall impose any obligations on the Landlord other than those set forth herein or otherwise affect any of the rights of the Landlord under this Lease.

         Section 12.4. No Waiver. The consent by the Landlord or the Agent to any one assignment or subletting shall not be deemed to be a consent to any further or future assignment or subletting.

                                   ARTICLE 13
                                   SURRENDER

         Section 13.1. Surrender of Premises. Upon the Expiration Date, or sooner termination of this Lease, the Tenant shall peaceably and quietly quit and surrender to the Landlord the Leased Property, broom clean. Each Individual Property comprising the Leased Property shall be in as good condition as on the Applicable Completion Date, except for normal wear and tear, free and clear of tenants and occupants and with all of the Tenant's Equipment and other personal property removed and, to the extent required by the Landlord in accordance with the terms of Article 11 of this Lease, with Alterations restored and deliver all drawings, schedules and similar papers relating to the Applicable Project then in the possession of the Tenant or any Affiliate of the Tenant and necessary or useful for the continued operation and maintenance of the Leased Property, and the Tenant shall pay the Deferred Maintenance Obligation pursuant to Section 3.4(b)(iii). Upon such surrender, the Leased Property shall be in compliance with all Legal Requirements, including, without limitation, all Environmental Requirements. The Tenant's obligation to observe or perform this covenant shall survive the Expiration Date or sooner termination of this Lease. Nothing in this Article 13 shall limit, negate or otherwise affect the Tenant's right to purchase the Leased Property in accordance with the terms of Article 15.

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

                                   ARTICLE 14
                                  HOLDING OVER

         Section 14.1. Holding Over. If the Tenant holds over possession of the Leased Property or any part thereof beyond the Expiration Date or sooner termination of this Lease, such holding over shall not be deemed to extend the Term or renew this Lease but such holding over shall continue upon the terms, covenants and conditions of this Lease as a tenant at will except that the Tenant agrees that the charge for use and occupancy of the applicable portion of the Leased Property for each calendar month or portion thereof that the Tenant holds over shall be a liquidated amount equal to one-twelfth (1/12th) of
1.5 times the Basic Rent and Supplemental Rent required to be paid by the Tenant for such portion of the Leased Property during the calendar year preceding the Expiration Date or sooner termination of this Lease multiplied by a fraction, the numerator of which shall be the number of days of such month during which the Tenant was in possession of such portion of the Leased Property and the denominator of which shall be the total number of days of such month. The parties recognize and agree that the damage to the Landlord resulting from any failure by the Tenant to timely surrender possession of the Leased Property will be extremely substantial, will exceed the amount of the monthly Basic Rent and Supplemental Rent payable hereunder and will be impossible to accurately measure. If the Leased Property is not surrendered upon the Expiration Date or sooner termination of this Lease, in addition to the use and occupancy charge set forth above, the Tenant shall indemnify and hold harmless the Landlord against any and all losses and liabilities resulting therefrom, including, without limitation, any claims made by any succeeding tenant founded upon such delay. Nothing contained in this Lease shall be construed as a consent by the Landlord to the occupancy or possession by the Tenant of the Leased Property beyond the Expiration Date or sooner termination of this Lease, and the Landlord, upon said Expiration Date or sooner termination of this Lease, or at any time thereafter (and notwithstanding that the Landlord may accept from the Tenant one or more payments called for by this
Section 14.1), shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the immediate repossession of the Leased Property. The provisions of this Article shall survive the Expiration Date or sooner termination of this Lease. Nothing in this Article 14 shall limit, negate or otherwise affect the Tenant's right to purchase the Leased Property in accordance with the terms of Article 15.

                                   ARTICLE 15
                                PURCHASE OPTION

         Section 15.1. Purchase Option. The Tenant is hereby granted an option to purchase on the Expiration Date all, but not less than all, of the Individual Properties comprising the Leased Property, upon the following terms and conditions:

                           (a) The option may be exercised not earlier than three hundred sixty (360) days nor later than two hundred seventy
         (270) days prior to the Expiration Date of the Initial Term by notice, as defined herein, to the Landlord and the Agent. Time shall be of the essence with respect to the exercise of this purchase option. The option shall


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

         apply only to the Expiration Date of the Initial Term, and not to the Expiration Date of any Renewal Term.

                           (b) The purchase price for the Leased Property in accordance with this option, shall be determined as set forth in
         Section 15.2 below.

                           (c) This purchase option may not be severed from this Lease or separately sold, assigned or otherwise transferred. Any such sale, assignment or transfer or attempted sale, assignment or transfer in violation of the previous sentence shall be null and void, ab initio.

                           (d) The Tenant's exercise of this purchase option shall have no effect on any obligations of the Tenant hereunder nor grant the Tenant any equitable interest in the Leased Property until the closing of the purchase pursuant to Section 21.2.

                           (e) The Landlord shall be entitled to pay and satisfy any existing liens and encumbrances out of the proceeds of sale received by the Landlord at closing of title.

                           (f) The Leased Property shall be conveyed "as is" in its condition as of closing of title. In addition, there shall be no abatement or diminution of said purchase price by reason of any fire, casualty or other damage affecting the Leased Property or any part thereof after the exercise of this purchase option and prior to closing of title. The Landlord shall, on closing of title, credit the Tenant with any insurance proceeds received and retained by the Landlord under insurance policies covering such damage (and not attributable to the Tenant's lease obligations) and assign to the Tenant all of the Landlord's rights under any insurance policies covering damage to the Leased Property.

         Section 15.2.     Purchase Price; Calculation.

                           (a) The purchase price for the Leased Property if the purchase option is exercised by the Tenant as provided herein shall be the Fair Market Value {*MATERIAL OMITTED}.

         Section 15.3. Procedure. The procedure governing the purchase of the Leased Property by the Tenant pursuant to this purchase option is set forth in Article 21 hereof.

         Section 15.4.     Subperforming Theater Purchase Option.

                           (a) The Tenant shall have the right, subject to the provisions of this Section 15.4, to purchase from the Landlord at any time any Subperforming Theater Property. Such right may be exercised by the Tenant upon at least 90 days' prior written notice to the Landlord and the Agent. Such notice shall be accompanied by a certificate of the chief financial officer of the Tenant, certified to the Landlord and the Agent, stating that such Subperforming Theater Property meets the definition of "Subperforming Theater Property" as set forth herein, together with such financial statements and other


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

         documentation supporting or substantiating same as shall be reasonably acceptable to the Landlord and the Agent.

                           (b) The purchase price payable by the Tenant for any Subperforming Theater Property shall be the greater of (i) the unamortized Allocable Costs attributed to such Subperforming Theater Property and (ii) the fair market value of such Subperforming Theater Property as of the date of such purchase, as such fair market value shall be determined by an appraisal (dated not earlier than 120 days prior to such purchase date) prepared and certified by an independent MAI appraiser acceptable to the Landlord and the Agent and submitted to the Landlord and the Agent together with the notice referred to in
         Section 15.4(a) above.

                           (c) In no event shall the Tenant have the right to exercise the purchase option in this Section 15.4 unless no Event of Default shall have occurred and be continuing either at the time of the notice set forth in Section 15.4(a) or at the time of the closing of such purchase.

                           (d) The provisions of Sections 15.1(c), (d) (provided, however, that it is understood and agreed that the exercise by the Tenant of its purchase option pursuant to this Section 15.4 may result in a reduction of the amount of Rent payable by the Tenant hereunder), (e) and (f) above shall apply with respect to the option granted by this Section 15.4.

         Section 15.5.     Purchase Upon Casualty Loss.

                           (a) Upon the occurrence of any of the following events, the Tenant shall have the option, subject to the provisions of this Section 15.5, to purchase the affected Individual Property at a price equal to the Stipulated Loss Value:

                                    (i)      the Improvements on or with respect
                  to any Individual Property shall have been damaged or destroyed to such an extent that (A) they cannot reasonably be expected by the Tenant to be restored, within a period of six months, to the condition thereof immediately preceding such damage or destruction or (B) their normal use and operation is reasonably expected by the Tenant to be prevented for a period of six months or more; or

                                    (ii)     Title to, or the temporary use of,
                  all or a significant part of any Individual Property shall have been taken under the exercise of the power of eminent domain (A) to such extent that such Individual Property cannot reasonably be expected by the Tenant to be restored within a period of six months to a condition of usefulness comparable to that existing prior to the taking or (B) as a result of the taking, normal use and operation of such Individual Property is reasonably expected by the Tenant to be prevented for a period of six consecutive months or more.

                           (b) To exercise such purchase option, the Tenant shall, within 90 days following the event giving rise to the exercise of the option, give notice to the Landlord, the Agent and the Trustee specifying the date on which the Tenant will deliver or cause to be delivered the Stipulated Loss Value, which date shall be not more than 90 days from the date such notice is mailed.

                           (c) The proceeds of any purchase by the Tenant hereunder shall be applied by the Landlord, as provided in Section 19.3(c).

         Section 15.6. Conveyance of Title. Upon the payment of the Stipulated Loss Value, the Landlord shall convey title to such Individual Property to the Tenant in accordance with the provisions of Article 21.

         Section 15.7. Special Right of Termination and Purchase. {*MATERIAL OMITTED}.


                                   ARTICLE 16
                     PREMISES SUBJECT TO SECURITY DOCUMENTS
                                QUIET ENJOYMENT

         Section 16.1. Quiet Enjoyment. The Leased Property shall be subject to the Liens of the Applicable Mortgages. This Lease shall be subject and subordinate to the Liens of the Indenture and the Applicable Mortgages and the Applicable Assignments of Rents, but neither the Landlord nor any Person deriving or claiming rights through, under or from Landlord shall, so long as no Event of Default shall have occurred and be continuing and subject to the terms of this Section 16.1, take any action contrary to the Tenant's rights under this Lease to the use, quiet enjoyment and possession of the Leased Property. So long as no Event of Default shall have occurred and be continuing, if the Tenant pays the Rent it is obligated hereunder to pay, and observes all other terms, covenants and conditions thereof, it may peaceably and quietly have, hold and enjoy the Leased Property during the Term, subject, however, to all the terms of this Lease. No failure by the Landlord to comply with the foregoing covenant shall give the Tenant any right to cancel or terminate this Lease or to abate, reduce or make any deduction from or offset against any Rent or any other sum payable under this Lease, or to fail to perform any other obligations of the Tenant hereunder; provided, however, that the Tenant shall retain all other remedies available under this Lease or by law by reason of a breach of such covenant; provided further, however, that the rights of the Tenant hereinabove in this Section 16.1 described shall be subject and subordinate in all respects to the rights and remedies of the Agent in the Security Documents upon the occurrence of an event of default under the Reimbursement Agreement. Each Individual Property comprising the Leased
Property is demised and let subject to (a) the existing state of the title thereto as of the Individual Commencement Date, (b) any state of facts which an accurate survey or physical inspection thereof might show, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any Governmental Authority, (d) the condition of any buildings, structures and other improvements located thereon, as of the Individual Commencement Date, without representation or warranty by the Landlord and (e) the Lien of the Security Documents,


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

subject only to the first sentence of this Section 16.1. By its execution and delivery of each Lease Supplement, the Tenant shall be deemed to have examined the title to and the condition of the Supplemental Property which is the subject of such Lease Supplement and to have accepted same as satisfactory to it.

                                   ARTICLE 17
                          EVENTS OF DEFAULT, REMEDIES

         Section 17.1. Events of Default. An Event of Default hereunder means the occurrence of any one or more of the following events:

                           (a)      The Tenant fails to:

                                    (i)     make any Basic Rent Payment when
                  due; or

                                    (ii)    [Intentionally Omitted]; or

                                    (iii)    make any Supplemental Rent Payment
                  (other than any payment pursuant to Section 4.3) when due and in accordance with the Payment Direction Agreement and such failure continues for five (5) Business Days after the date such payment is due; or

                                    (iv)     [Intentionally Omitted]; or

                                    (v)      subject to the provisions of
                  Section 17.9 below, renew the Letters of Credit, or provide Alternate Letters of Credit, in accordance with the terms of this Lease; or

                           (b) Breach by the Tenant of any of the covenants contained in Sections 2.1(s)(v), 2.1(s)(x), 2.1(t)(iii), 2.1(u) to 2.1(y), inclusive, 2.1(aa) (as to the Tenant), 2.1(bb) (as to the Tenant), 2.1(cc), 2.1(ee), 2.1(gg), or 2.1(ii) to 2.1(kk), inclusive,
         4.3 or the first sentence of Section 22.1(a); or

                           (c) Any Obligation of the Tenant other than those described in Sections 17.1(a) and (b) is not performed and discharged as and when required, and the failure, refusal or neglect to perform and discharge such Obligation continues for a period of thirty (30) days after the Tenant has been given notice thereof or such shorter period and without notice if so specified in any other provision of this Lease; or

                           (d) Any representation or warranty made by the Tenant herein, in any Transaction Document to which it is a party or any certificate, statement or other instrument delivered by the Tenant hereunder or thereunder, shall prove to be false or misleading in any material respect when made; or

                           (e) The Tenant becomes insolvent or fails, or admits in writing its inability, to pay its debts as they mature or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or custodian for the Tenant or a substantial part of its property; or in the absence of such application, consent or acquiescence, a trustee, receiver or custodian is appointed for the Tenant or a substantial part of its property and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, moratorium or any case or proceeding under bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or, if permitted by law, against the Tenant and, if instituted against the Tenant, is consented to or acquiesced in by the Tenant or is not dismissed within sixty (60) days, or if an "order for relief" is entered at any time in any such case under the Bankruptcy Code; or

                           (f)      The entering of an order or decree
         appointing a receiver for the Leased Property or for any part thereof or for the revenues thereof with the consent or acquiescence of the Tenant or the entering of such order or decree without the acquiescence or consent of the Tenant and such order or decree shall not be vacated, discharged or stayed within sixty (60) days after the date of such entry; or

                           (g) An Event of Default shall occur under the Credit Agreement; or

                           (h)      [INTENTIONALLY OMITTED]; or

                           (i) Any performance bonds required to be delivered under any Applicable Construction Agreement shall not have been so delivered when due and such failure shall have continued for thirty (30) days.

                           (j) The Tenant or any Subsidiary shall fail to make any payment in respect of Debt or Off-Balance Sheet Lease in an aggregate amount in excess of $3,000,000 outstanding when due or within any applicable grace period; or

                           (k) Any event or condition shall occur (other than (i) any voluntary notice of purchase, payment or prepayment delivered by the Tenant hereunder which results in any amount which is the subject of such notice becoming due prior to its scheduled due date, and (ii) any damage, destruction, other casualty or condemnation which under Article 19 hereof results in any amount payable hereunder becoming due prior to its scheduled due date) which results in the termination of any commitment regarding Debt or acceleration of the maturity of Debt or Off-Balance Sheet Lease Indebtedness in an aggregate amount in excess of $3,000,000 outstanding of the Tenant or any Subsidiary or the mandatory prepayment or purchase of such Debt or Off-Balance Sheet Lease Indebtedness by the Tenant (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (with any requirement for the giving of notice or lapse of time or both, having been satisfied) the holders of such commitment or Debt or Off-Balance Sheet Lease Indebtedness or any Person acting on such holders' behalf to terminate such commitment or accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity


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

         thereof (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Tenant or any Subsidiary); or

                           (l) One or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Tenant or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                           (m) A federal tax lien shall be filed against the Tenant under Section 6323 of the Code or a lien of the PBGC shall be filed against the Tenant or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                           (n)      There occurs a Change of Control; or

                           (o) any Transaction Document, Collateral Document or Guaranty shall cease to be in full force and effect or the Tenant or EastWynn or any Guarantor, as applicable, shall deny or disaffirm its obligations thereunder; or

                           (p) any of the subordination provisions of the Subordinated Notes shall cease to be in full force and effect or any of the holders of Subordinated Debt or the Borrower shall deny or disaffirm its obligations thereunder.

Upon the occurrence of an Event of Default hereunder, all obligations of the Tenant under this Lease shall remain in full force and effect.

         Section 17.2. Tenant Obligations on Default. Upon the occurrence of an Event of Default as described in Section 17.1 hereof, the Tenant shall immediately:

                           (a) prepay all Rent due and to become due hereunder in an amount equal to one hundred ten (110%) percent of the Unamortized Total Project Cost; or

                           (b) cause one or more Persons to purchase, on terms which are satisfactory to the Landlord in all respects, all, but not less than all, of the Individual Properties comprising the Leased Property for an aggregate purchase price of not less than one hundred ten (110%) percent of the Unamortized Total Project Cost.

         Section 17.3. Landlord Remedies. Upon the occurrence of an Event of Default as described in Section 17.1 hereof, the Landlord shall have the right, without any further demand or notice, to take one or any combination of the remedial steps below:

                                    (i)      With or without terminating this
                  Lease, re-enter and take possession of the Leased Property or any part thereof and exclude the Tenant from using it; provided that the Tenant shall continue to be responsible for the Rent Payments due during the remainder of the Term; or


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                                    (ii)     With or without terminating this
                  Lease, re-enter and take possession of the Leased Property or any part thereof and sell or lease its interest in the Leased Property or any part thereof; or

                                    (iii)    With or without terminating this
                  Lease, (A) transmit written notice to the Trustee of the occurrence and continuance of an Event of Default under this Lease and (B) declare all Rent Payments to be immediately due and payable by the Tenant, whereupon such amounts shall, subject to Section 17.2 above, be immediately due and payable; or

                                    (iv)     Take whatever action at law or in
                  equity may appear necessary or desirable to collect the Rent Payments then due and thereafter to become due with respect to the Leased Property or enforce performance and observance of any obligation, agreement or covenant of the Tenant under this Lease; or

                                    (v)      Perform the Obligations of the
                  Tenant which gave rise to the existence of the Event of Default, in which event the Tenant shall be obligated to reimburse to the Landlord or the Agent all expenses incurred by the Landlord or the Agent as the result of the performance by the Landlord or the Agent of the Obligations of the Tenant together with interest thereon at the rate then in effect for the applicable Series of Bonds from the date of expenditure; or

                                    (vi)     Exercise the rights, powers and
                  remedies described in Section 32.15(b)(v).

         Section 17.4. Election of Remedies; No Waiver of Elected Remedies. No failure on the part of either Party to exercise, and no delay in exercising any right or remedy so provided for herein, shall operate as a waiver thereof, nor shall any single or partial exercise by either Party of any right or remedy so provided hereunder preclude any other or further exercise of any other right or remedy provided hereunder.

         Section 17.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Lease should be breached by either Party and thereafter waived by the other Party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder, and shall not be construed to be an implied term hereof or a course of dealing between the parties hereto.

         Section 17.6. Agreement to Pay Attorneys' Fees and Expenses. If a Default shall exist under any of the provisions hereof and the Landlord or the Agent should employ attorneys or incur other expenses for the collection of moneys or the enforcement or performance or observance of any obligation or agreement on the part of the Tenant herein contained, the Tenant agrees that it will on demand therefor pay to the Landlord or the Agent the reasonable fee of such attorneys and such other expenses so incurred by the Landlord or the Agent.


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

         Section 17.7. Late Charges. Whenever any payment of Rent is not made when due, the Tenant promises to pay the Landlord, in addition to the amount due, interest thereon at the rate then in effect for the applicable Series of Bonds; provided, however, that this Section 17.7 shall not be applicable if or to the extent that the application thereof would affect the validity of this Lease.

         Section 17.8. Delay; Notice. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient, and any one exercise thereof shall not be deemed an exclusive exercise. To entitle the Landlord to exercise any remedy reserved to it in this Lease, it shall not be necessary to give any notice other than as may be specifically required in this Lease.

         Section 17.9. Conversion to Fixed Rate. Pursuant to the terms of the Indenture, the Bonds are subject to conversion to a fixed rate of interest in the event that the Tenant achieves an investment grade rating from the Rating Agencies, all as more particularly described in the Indenture. Notwithstanding anything to the contrary contained herein, the Tenant's failure to renew the Letters of Credit, or provide an Alternate Letters of Credit, in accordance with the terms of this Lease shall not constitute an Event of Default hereunder in the event that the interest rate on the Bonds is converted to a fixed rate pursuant to the Indenture prior to the expiration of the Letters of Credit or Alternate Letters of Credit, as the case may be.

                                   ARTICLE 18
                           SUBORDINATION AND ESTOPPEL

         Section 18.1. Subordination of Lease. This Lease and all rights of the Tenant hereunder are subject and subordinate at all times to all of the Applicable Mortgages, whether existing on and as of the date hereof or hereafter executed and delivered by the Landlord to the Agent, and all renewals, modifications, consolidations, replacements and extensions thereof (collectively and including the Security Documents, "Secured Interests"). Tenant acknowledges that such assignments and security interests provide for the exercise by the Agent of all rights, other than Reserved Rights, of Landlord hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like or to take any other discretionary action hereunder, including the exercise of remedies, except as specifically set forth in the Applicable Mortgages. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any Applicable State), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Agent on or immediately following the signature page thereof. This clause shall be self-operative and no further instrument or subordination shall be required by the Agent. In confirmation of such subordination, the Tenant shall execute promptly any reasonable instrument that the Landlord may request. The Tenant further agrees at the option of the Agent to attorn to the holder of any Secured Interest following the foreclosure of such Secured Interest or the granting of a deed in lieu thereof.


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

         Section 18.2.     [Intentionally Omitted].

         Section 18.3. Estoppel Certificate. The Tenant shall at any time and from time to time within ten (10) days of receipt of written request therefor by the Landlord or the Agent, execute, acknowledge and deliver to the Landlord and the Agent an estoppel certificate, in form reasonably satisfactory to the Landlord and the Agent, certifying (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which Basic Rent and Supplemental Rent have been paid in advance, if any, (iii) whether any extension options granted to the Tenant pursuant to the provisions of this Lease have been exercised, (iv) whether or not to the best knowledge of the signer, the Landlord is in default in performance of any of its obligations under this Lease, and if so, specifying each such default of which the Tenant may have knowledge, (v) whether the Tenant has received notice that it is in default in performance of any of its obligations under this Lease, and if so, specifying each such default and (vi) as to any other matters reasonably requested by the Landlord, it being intended that any such certificate delivered pursuant to this Section 18.3 may be relied upon by a prospective purchaser of the Landlord's interest or a mortgagee of the Landlord's interest or assignee of any Applicable Mortgage of the Landlord's interest in the Leased Property or any other party which the Landlord wishes to receive said estoppel certificate.


                                   ARTICLE 19
                     DAMAGE, DESTRUCTION AND CONDEMNATION;
                              USE OF NET PROCEEDS

         Section 19.1.     Damage and Destruction.

                           (a) If any of the Improvements or any portion thereof located on or at any Individual Property is destroyed or is damaged by fire or other casualty, the Tenant shall have the option either (i) to promptly repair, restore, modify, improve or replace the Improvements, in which event the Tenant shall be obligated to continue to pay the Rent due hereunder; or (ii) if the damage or destruction is of the extent described in Section 15.5, and the amount of Net Proceeds is sufficient to pay the Allocable Costs with respect to such Individual Property, to exercise its option set forth in Section 15.5.

                           (b) Any Net Proceeds shall be paid to the Trustee and deposited in the Project Fund to be disbursed as set forth in the Indenture. In the event the Tenant elects to repair, restore, modify, improve or replace the Improvements pursuant to clause (a)(i) above, any Net Proceeds shall be applied to pay the cost of such repair, restoration, modification or replacement. In the event the Tenant elects to prepay the Rent and cause the optional redemption of the Bonds in accordance with clause (a)(ii) above and Section 15.5, any Net Proceeds shall be credited against the Tenant's Rent prepayment obligations and applied to the redemption of the Bonds. To the extent that the amount of the Net Proceeds deposited in the Project Fund exceed the amount required to be disbursed


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
         therefrom by the Trustee pursuant to this Section, one hundred (100%) percent of such excess amount shall be paid by the Trustee from the Project Fund to the Agent to be held by the Agent in the Net Proceeds Collateral Reserve Account pursuant to Section 5.15 of the Reimbursement Agreement. When all Reimbursement Obligations payable under the Reimbursement Agreement and Reimbursement Notes have been paid in full, the Letters of Credit are no longer outstanding and the balance of the Preferred Member's Unrecovered Capital Account has been reduced to zero, the Agent shall immediately pay any such amounts remaining in the Net Proceeds Collateral Reserve Account to the Landlord to be held by the Landlord in the Reserve Fund for disbursement in accordance with Section 19.7 hereof.

         Section 19.2. Net Proceeds.

                           (a) If the Net Proceeds are insufficient to pay in full the cost of any repair, restoration, modification, improvement or replacement of the Improvements and the damage or destruction is not of the extent or nature described in Section 15.5, the Landlord shall make available to the Tenant any amounts on deposit in the Reserve Fund and cause the Agent to make available any amounts on deposit in the Net Proceeds Collateral Reserve Account in an amount equal to the cost in excess of the Net Proceeds. If the Net Proceeds, together with any amounts available from the Reserve Fund and/or the Net Proceeds Reserve Account, are insufficient to pay in full the cost of any repair, restoration, modification, improvement or replacement of the Improvements and the damage or destruction is not of the extent or nature described in Section 15.5, the Tenant shall complete the work and pay any cost in excess of the amount of the Net Proceeds. If by reason of any such insufficiency of the Net Proceeds, the Tenant shall make any payments pursuant to the provisions of this Section 19.2, the Tenant shall not be entitled to any reimbursement therefor from the Landlord nor shall the Tenant be entitled to any diminution of the Rent Payments due with respect to the Leased Property nor shall Tenant have any legal or equitable ownership interest in the property acquired with moneys provided Tenant and utilized in such repair, restoration, modification or replacement.

                           (b) In the event that the Tenant exercises its option to pay Stipulated Loss Value and cause the optional redemption of the Series A Bonds pursuant to Section 15.5, one hundred (100%) percent of any surplus proceeds, after payment of the Stipulated Loss Value and other amounts set forth in Section 15.5, from any of the insurance policies, shall be paid by the Trustee from the Project Fund to the Agent to be held by the Agent in the Agent Reserve Fund created pursuant to the Reimbursement Agreement. When no Series A Bonds are Outstanding and all Reimbursement Obligations payable under Section 2.01(e)(i) of the Reimbursement Agreement have been paid in full, the Agent shall immediately pay any amounts remaining in the Agent Reserve Fund (i) fifty (50%) to the Landlord and (ii) fifty (50%) to be held by the Landlord in the Reserve Fund.

         Section 19.3. Total and Partial Taking.


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


                           (a) If at any time during the Term, the whole or substantially all of any Individual Property shall be taken for or under threat of public or quasi-public purposes by any lawful power or authority by the exercise or the threatened exercise of the right of condemnation or eminent domain, or if a portion of any Individual Property shall be so taken so as to render, in the Tenant's reasonable opinion, the continued operation of the remaining part or parts of such Individual Property for the purposes for which it was used immediately prior to such taking uneconomical, then the Tenant shall prepay Rent pursuant to Section 15.5.

                           (b) In the event of such a taking of only a portion of any Individual Property which does not materially adversely affect the value of such Individual Property and which, in the Tenant's reasonable opinion, does not render uneconomical the continued operation of the remaining portion of such Individual Property for the purpose for which same was used immediately prior to such taking or for any other purpose desired by the Tenant, then this Lease shall terminate on the date of such taking only as to the portion of such Individual Property so taken, and shall continue as to balance of the Leased Property, including without limitation the part of such Individual Property not so taken; Neither the Landlord nor the Tenant shall instigate or encourage any condemnation or similar proceeding affecting the Leased Property or any part thereof.

                           (c) All awards resulting from any taking as set forth in this Section 19.3 shall be distributed in the following order of priority: (i) first, to make any necessary restorations of the remaining portion of the Individual Property, (ii) second, to the Trustee to be applied pro rata to the interest accrued on the Outstanding Series A Bonds and Series B Bonds and the Return on Landlord's Equity Amount, (iii) third, to the Trustee to be applied pro rata to the redemption of the Outstanding Series B Bonds, (iv) fourth, to the Trustee to be applied pro rata to the redemption of the Series A Bonds, (v) fifth, to the repayment of the Landlord's Equity Amount,
         (vi) sixth, to the Agent in payment of all amounts due under the Reimbursement Agreement; and (vii) seventh, one hundred (100%) percent of such excess amount shall be paid by the Trustee from the Project Fund to the Agent to be held by the Agent in the Agent Reserve Fund created pursuant to the Reimbursement Agreement. When no Bonds are Outstanding and all Reimbursement Obligations payable under the Reimbursement Agreement and the Reimbursement Notes have been paid in full, the Agent shall immediately pay any amounts remaining in the Agent Reserve Fund (A) fifty (50%) to the Landlord and (B) fifty (50%) to be held by the Landlord in the Reserve Fund for disbursement as set forth in Section 19.7.

                           (d)      The terms and provisions of this Section
         19.3 shall survive the termination of this Lease.

         Section 19.4. Temporary Taking. If the whole or any portion of any Individual Property shall be taken for temporary use or occupancy, the Term shall not be reduced or affected and the Tenant shall continue to pay the Rent in full. Except to the extent the Tenant is prevented from so doing pursuant to the terms of the order of the condemning authority, the Tenant shall



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


continue to perform and observe all of the other covenants, agreements, terms, and provisions of this Lease. In the event of any temporary taking, the Tenant shall be entitled to receive the entire amount of any award therefor unless the period of temporary use or occupancy shall extend beyond the Expiration Date, in which case such award, after payment to the Landlord therefrom for the estimated cost of restoration of such Individual Property to the extent that any such award is intended to compensate for damage to such Individual Property, shall be apportioned between the Tenant and the Landlord as of the day of Expiration Date in the same ratio that the part of the entire period for such compensation is made falling before the day of expiration and that part falling after, bear to such entire period.

         Section 19.5. Cooperation of Landlord. The Landlord shall cooperate fully with the Tenant at the sole expense of the Tenant in filing any proof of loss with respect to any insurance policy covering the casualties described in
Section 19.1 and in the prosecution or defense of any prospective or pending condemnation proceeding with respect to any Individual Property or any part thereof. In no event will the Landlord voluntarily settle, or consent to the settlement of, any proceeding arising out of any insurance claim or any prospective or pending condemnation proceeding with respect to any Individual Property or the Improvements or any part thereof without the prior written consent of the Tenant (provided that no Event of Default shall have occurred and be continuing) and, so long as any Bonds are Outstanding, the prior written consent of the Agent.

         Section 19.6. No Waiver. Nothing contained herein shall be construed as a waiver by the Tenant of any claim which it may have against the condemnor for taking all or any part of any Individual Property, and the Tenant, to the extent permitted by the laws of the Applicable State, shall have the right to appear and file its claim for damages in any such condemnation proceedings, to participate in any and all hearings, trials and appeals thereon, to be represented by counsel of its choice therein, and to receive the share of any such awards so adjudicated to be due it.


         Section 19.7. Reserve Fund.

                           (a) Landlord shall hold all amounts required to be deposited in the Reserve Fund in trust and shall maintain such funds in a separate account, segregated from the Landlord's other assets. Prior to disbursement in accordance with the terms hereof, amounts on deposit in the Reserve Fund shall be invested in Qualified Investments.

                           (b) Amounts on deposit in the Reserve Fund shall be disbursed as follows:

                                    (i)      to the Tenant in accordance with
                  Section 19.2 hereof, to the extent the Net Proceeds are insufficient to pay in full the cost of any repair, restoration, modification, improvement or replacement of the Improvements;

                                    (ii)     upon the termination of the Lease
                  and the surrender of the Leased Property by the Tenant, an amount not in excess of the Deferred Maintenance Obligation shall be disbursed to the Landlord in payment of the Deferred Maintenance Obligation under Section 3.4(b)(iii) hereof, and any remaining amounts shall be disbursed to the Tenant;

                                    (iii)    upon the exercise by Tenant of its
                  first extension option, all amounts on deposit shall be disbursed to the Trustee to be applied pro rata to the redemption of the Outstanding Series B Bonds; and

                                    (iv)     upon the purchase by the Tenant of
                  any of the Leased Properties in accordance with the terms hereof, the amounts on deposit shall be disbursed to the Landlord to be credited against the purchase price payable therefor.

                                   ARTICLE 20
                               PREPAYMENT OF RENT

         Section 20.1. No Optional Prepayment. Except as set forth in Sections
15.4 and 15.5, the Tenant shall have no right to prepay Rent during the Term of this Lease.

         Section 20.2. Mandatory Prepayment. Upon the occurrence of the event described in Section 2.01(b) of the Reimbursement Agreement, an amount equal to the amount payable pursuant to such Section 2.01(b), if required thereunder. Upon any prepayment pursuant to this Section 20.2, the Landlord and the Tenant agree to amend the Basic Rent schedule set forth in Exhibit H attached hereto and made a part hereof to appropriately reflect, on a pro rata basis, the effect of such prepayment.

                                   ARTICLE 21
                             PROCEDURE UPON PURCHASE

         Section 21.1. State of Title. In the event of the purchase of the Leased Property by the Tenant pursuant to the purchase option contained in
Article 15 of this Lease, the Landlord need not transfer and convey to the Tenant or its designee (or, in the case of any Individual Property which is ground leased by the Landlord, there need not exist on the date such ground lease is assigned to the Tenant) any better title to each Individual Property than existed on the date the Landlord acquired title to such Individual Property, or entered into a ground lease for such Individual Property, and the Tenant shall accept such title, subject, however, to all Permitted Encumbrances, and to all applicable Legal Requirements, but free of the Lien of and security interest created by any Secured Interests and free of any Liens, encumbrances, charges, exceptions and restrictions which have been created by or resulted from acts of the Landlord during the Term which were not consented to or requested by the Tenant.

         Section 21.2. Closing Requirements. Upon the closing date of such purchase by the Tenant of the Leased Property pursuant to the purchase option contained in Article 15 of this



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


Lease, such date being the Expiration Date, the Tenant shall pay to the Trustee or, if no Bonds shall be Outstanding, to the Landlord, or to any persons designated by the Landlord in a written notice delivered by the Landlord to the Tenant not less than three (3) days prior to the closing date, by certified check, bank check or in federal funds, as the Trustee or the Landlord may designate, at the place within the continental United States designated in such notice, the purchase price therefor specified in Section 15.2 herein, and the following shall then occur:

                           (a) The Landlord shall deliver to the Tenant such documents, including without limitation deeds, assignments of leases and bills of sale, as shall be necessary to convey and transfer the title to each Individual Property to the Tenant or, in the case of any Individual Property which is ground leased by the Landlord, to assign the Landlord's interest in such Individual Property to the Tenant; provided, however, that in the case of the assignment of any such ground lease, the Landlord shall also provide to the Tenant evidence of the ground lessor's consent to such assignment;

                           (b) The Tenant shall pay (or reimburse the Landlord for) all costs, fees and charges incident to such conveyance and transfer, including, without limitation, reasonable counsel fees, escrow fees, recording fees, title insurance premiums, mortgage prepayment penalties and all applicable federal, state and local taxes (other than federal income taxes and state and local taxes imposed upon or measured by net income) which may be incurred or imposed by reason of such conveyance and transfer and by reason of the delivery and/or recording of such deed and such other instruments;

                           (c) The Tenant shall transmit written notice to the Landlord directing the Landlord to cause the optional redemption of any and all Bonds Outstanding;

                           (d) Upon (i) receipt by the Landlord of the notice described in Section 21.2(c) and (ii) the receipt by the Trustee of the purchase price of the Leased Property, the Landlord shall promptly cause the Trustee to redeem any and all Bonds Outstanding pursuant to the terms of the Indenture and to apply all or a portion of the purchase price to the redemption of such Outstanding Bonds; and

                           (e) Upon (i) completion of the purchase of the Leased Property pursuant to this Article 21, (ii) the payment of the purchase price therefor specified herein, and (iii) the optional redemption of all Bonds Outstanding, but not prior to the occurrence of
         (i), (ii) and (iii) herein, this Lease and all obligations hereunder (including the obligations to pay the Basic Rent and Supplemental Rent) shall terminate with respect to the Leased Property except with respect to actual or contingent obligations and liabilities of the Tenant under this Lease which arose on or prior to such closing date.


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                                   ARTICLE 22
                                   INSURANCE

         Section 22.1. General Provisions.

                           (a) The Tenant shall, at its sole cost and expense, carry or cause to be carried the insurance coverages set forth in this Article on each Individual Property. Copies of certificates evidencing such coverages shall be delivered to the Landlord and the Agent.

                           (b) The Tenant expressly understands and agrees that any insurance protection required by this Lease shall in no way limit the Tenant's obligations assumed under this Lease, and shall not be construed to relieve the Tenant from liability with respect to the deductible and/or self retention provisions which may be contained therein and which may be applicable to any claim or loss for which insurance is provided, nor from any other liability in excess of such coverage, nor shall it preclude the Landlord or the Agent from taking such other actions as are available to it under any provisions of this Lease or otherwise in law.

                           (c) All insurance provided for in this Lease shall be effected under valid and enforceable policies, in such forms and, from time to time after the Commencement Date, issued by financially sound and responsible insurance companies authorized to do business in the Applicable State which have been approved by the Landlord and the Agent (which approvals shall not be unreasonably withheld provided such companies have a Best policyholder rating of not less than A- and a Best financial size rating of not less than VII). At least 10 days before each Individual Commencement Date, and thereafter not less than 15 days prior to the expiration dates of the policies theretofore furnished pursuant to this Article, originals of the policies (or certificates of the insurers in form reasonably satisfactory to the Landlord) for each Individual Property, accompanied by evidence satisfactory to the Landlord and the Agent of payment of the first installment of the premiums, shall be delivered by the Tenant to the Landlord, it being understood that such insurance may be provided under blanket policies maintained by the Tenant, in which event the Tenant shall provide evidence that (x) such policy is in full force and effect, (y) the Tenant has paid all amounts then due thereunder and (z) the Improvements are included as insurance property under the terms of such policy.

                           (d) The Tenant, the Landlord and the Agent will review every two years the amounts of coverage provided taking into account all material facts including inflation and the full insurable value of the Improvements. The Landlord or the Agent may require additional amounts of coverage provided such additional amounts are consistent with the amounts of insurance customarily provided by owners or tenants of similar properties.

                           (e) All policies of insurance provided for or contemplated by this Article shall name the Landlord and the Tenant and, for so long as the Letters of Credit, or any of them, or any Obligations, shall be outstanding, the Agent as the insured, additional insured or loss payee, as their respective interests may appear.

                           (f) All policies of insurance provided for in this Article shall, to the extent reasonably obtainable, contain clauses or endorsements to the effect that:



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


                                    (i)      No act of negligence of the Tenant,
                  or anyone acting for the Tenant, or of any space tenant which might otherwise result in a forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as the Landlord or the Agent is concerned; and

                                    (ii)     Such policies shall not be changed
                  or canceled without at least 30 days' notice (10 days' notice for nonpayment) to the Landlord and the Agent; and

                                    (iii)    The Landlord shall not be liable
                  for any premiums thereon or subject to any assessments thereunder.

                           (g) The Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss with any insurance required to be maintained by the Tenant under this Lease, unless such separate or additional insurance shall comply with and conform to all the provisions and conditions of this
         Article 22 and the Landlord and the Agent consent in writing to such separate additional or concurrent insurance, which consent shall not be unreasonably withheld. The Tenant shall promptly give notice to the Landlord and the Agent of such separate or additional insurance and shall promptly deliver to the Landlord and the Agent a certificate of insurance in form reasonably satisfactory to each of them.

                           (h) In respect of any real, personal or other property located in, at or upon the Leased Property, and in respect of the Leased Property, the Tenant hereby releases the Landlord and the Agent and the LC Lenders from any and all liability or responsibility to the Tenant or anyone claiming by, through or under the Tenant, by way of subrogation or otherwise, for any loss or damage caused by fire or any other casualty whether or not such fire or other casualty shall have been caused by the fault or negligence of the Landlord, the Trustee or anyone for whom the Landlord or the Trustee may be responsible. The Tenant shall require its insurance carriers to include in the Tenant's policies a clause or endorsement, if reasonably obtainable, whereby the Tenant shall be permitted to release other persons without invalidating the insurance, or, if not obtainable, the Tenant shall cause the Landlord and the Trustee to be named as insureds under such policies.

         Section 22.2. General Liability.

                           (a) The Tenant shall, at its own cost and expense, provide comprehensive general liability insurance written on a commercial liability occurrence form against any liability of the Tenant, the Trustee, the Agent, the LC Lenders and the Landlord with respect to each Individual Property and arising from the maintenance, use, ownership and occupancy of such Individual Property. Said insurance shall not be circumscribed by any endorsement limiting the breadth of coverage. The insurance shall include the following coverages: (i) Premises/Operations Liability; (ii) Contractor's

         Protective Liability/Products; (iii) Products/ Completed Operations Liability; (iv) Broad Form Contractual Liability applicable to the indemnity requirements of this Lease; (v) Extended Bodily Injury Liability; (vi) Broad Form Property Damage Liability; and (vii) Personal Injury Liability.

                           (b) The general liability policy shall include the Landlord, the Agent and the Trustee as additional insureds. Said policy or policies shall provide for indemnification of said parties against direct or contingent loss or liability for damages for bodily and personal injury, death or property damage occasioned by the operation or ownership of such Individual Property. The Tenant's general liability policy or policies shall provide single limit coverage of at least $2,000,000 for each Individual Property. The foregoing limits may be obtained through the General Liability Policy or a combination of General Liability and Excess or Umbrella Liability. The Net Proceeds of such liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which the Net Proceeds of such insurance shall have been paid.

         Section 22.3. Auto Liability Insurance. The Tenant shall, at its sole cost and expense, keep Business Automobile Liability insurance covering all owned, non-owned and hired vehicles used in connection with the Tenant's operations at each Individual Property in protection of the Tenant, the Landlord, the Agent and the Trustee. Said policy or policies shall be written in a comprehensive form and shall comply with all local regulations and case law and shall provide for indemnification of said parties against direct or contingent loss or liability for damages for bodily and personal injury, death or property damage arising from the maintenance, use or operation of any owned or non-owned vehicle used, in or in connection with, such Individual Property. Said policy or policies shall provide single limit coverage of at least $1,000,000 for bodily injury or death of each person and for damage to property. Such auto liability insurance may be maintained as part of or in conjunction with any other liability insurance coverage carried or required to be carried by the Tenant. The Net Proceeds of such liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which the Net Proceeds of such insurance shall have been paid.

         Section 22.4. Builders' Risk Insurance. During construction of the Improvements at or on any Individual Property, the Tenant shall, at the Tenant's sole cost and expense, keep, or cause to be kept, Builders' Risk Insurance (standard "all risk") written on a completed value (nonreporting) basis. Coverage will include collapse and insure against the peril of fire with extended coverage including vandalism and malicious mischief. In addition, if commercially available at a reasonable cost, such policy of insurance shall cover perils caused by earthquake and flood and shall be endorsed to cover materials in transit. The policy shall name the Tenant as the insured and the Landlord, the Trustee, the Agent and all subcontractors employed by the Tenant as additional insureds as their interests may appear. Such insurance policy: (a) shall contain a written acknowledgment (annexed to the policy) by the insurance company that its rights of subrogation have been waived with respect to all of the insureds and any mortgagees in such policy, and an endorsement stating that "permission is granted to complete and occupy"; and (b) if any off-site storage location is used, shall cover, for their insurable value, all materials and equipment at any off-site storage location used with respect to the Improvements and such



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Individual Property and such locations shall be identified.

         Section 22.5. Worker's Compensation and Employer's Liability.

                  The Tenant shall, at its own cost and expense, provide Workers' Compensation insurance and Employer's Liability Insurance covering all employees on, in, or about the Leased Property in accordance with all Legal Requirements, to be endorsed to include coverage for any federal or other state laws that may be found to have legal jurisdiction.

         Section 22.6. Property Insurance.

                           (a) The Tenant shall, at its sole cost and expense keep and maintain in force Comprehensive All Risk Property Insurance on the Improvements and Equipment situated at each Individual Property, including coverage against loss or damage by fire, collapse, lightning, water damage, windstorm, tornado, hail, flood (if required by any Legal Requirement), vandalism and malicious mischief, sprinkler breakage, earthquake (if required by any Legal Requirement) subsidence, debris removal, demolition and against loss or damage by such other, further and additional risks as now are or hereafter may be embraced by the standard all risk coverage forms of endorsements, in each case: (i) in an amount equal to the greater of (x) 100% of their "Replacement Value," which for purposes of this Lease shall mean actual replacement value or (y) an amount at least equal to the sum of the principal amount of all Outstanding Bonds and the Landlord's Equity Amount, together with interest thereon for a period of not less than six months calculated at the Maximum Rate; (ii) containing an agreed amount endorsement with respect to such Improvements and Equipment waiving all co-insurance provisions; and (iii) containing an endorsement that all covered losses will be paid on a replacement cost basis.

                           (b)      [Intentionally Omitted]

                           (c) Any insurance required to be provided by the Tenant under this Section 22.6 may be provided by blanket insurance covering all of the Individual Properties comprising the Leased Property, provided that (i) such blanket insurance complies with all of the other requirements of this Lease, (ii) the amounts payable to the Landlord, the Agent and the Trustee under such blanket insurance shall be payable whether or not the Tenant, as an additional insured, may be otherwise entitled to any proceeds of the policy and (iii) the insurance protection to be provided hereunder for the Landlord, the Agent and the Trustee is not impaired or diminished by such blanket insurance or inclusion of the Tenant as an insured thereunder.

                           (d) The Tenant shall also, at its sole cost and expense, keep boiler and machinery insurance, if applicable, on an extended comprehensive basis with a joint agreement if there are two separate policies.

         Section 22.7. [Intentionally Omitted].



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


         Section 22.8. [Intentionally Omitted].

         Section 22.9. Umbrella or Excess Liability. If reasonably available, standard clause must be attached to any umbrella or excess liability policy providing that the self insured retention will "drop down" and be considered primary in the event the aggregate primary limits become impaired.

         Section 22.10. Net Proceeds of Insurance; Form of Policies. Each policy of insurance obtained pursuant to or required by this Article 22 shall provide that all proceeds thereunder (excluding proceeds of liability or workers' compensation insurance) shall be payable to the Landlord and to the Agent, as their interests may appear. The Tenant shall pay or cause to be paid when due the premiums for all insurance policies required by this Lease, and shall promptly furnish or cause to be furnished to the Landlord and the Agent evidence of such payments. All such policies shall provide that the Agent and the Landlord shall be given not less than thirty (30) days' notice (10 days' notice for nonpayment) of each expiration, any intended cancellation and any intended reduction of the coverage provided thereby. The Landlord and the Agent shall not be responsible for the sufficiency of any insurance herein required and shall be fully protected in accepting payment on account of such insurance or any adjustment, compromise or settlement of any loss agreed to by the Landlord and the Agent; provided, however that, so long as no Event of Default is in existence hereunder, neither the Landlord nor the Agent shall adjust, compromise or settle any loss without the prior consent of the Tenant. The Tenant shall cause to be delivered to the Agent and the Landlord on each anniversary of the Commencement Date until the Expiration Date a certificate of an Authorized Representative of the Tenant in form reasonably satisfactory to the Agent and the Landlord that the insurance policies required by this Lease are in full force and effect. The Agent and the Landlord may rely on said certificate in making a determination that the insurance policies required by this Lease are in full force and effect unless they have actual notice to the contrary.

                                   ARTICLE 23
                                    NO WAIVER

         Section 23.1. Written Waiver. No waiver by either Party of any breach by the other Party of any of the terms, covenants, agreements or conditions of this Lease shall be effective unless such waiver is contained in a writing subscribed by such Party and the Agent and no such waiver shall be deemed to constitute a waiver of any succeeding breach thereof, or a waiver of any breach of any of the other terms, covenants, agreements and conditions herein contained.

         Section 23.2. No Acceptance of Surrender. No act or thing done by the Landlord or the Landlord's agents during the Term shall be deemed an acceptance of surrender of the Leased Property or any part thereof, and no agreement to accept such surrender shall be valid unless in writing and signed by the Landlord.

         Section 23.3. No Accord and Satisfaction. The receipt by the Landlord of the Basic Rent and Supplemental Rent with knowledge of the breach of any covenant of this Lease on the part of the Tenant shall not be deemed a waiver of such breach. No payment by the Tenant or



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receipt by the Landlord of a lesser amount than the Basic Rent or a lesser amount of the Supplemental Rent then due shall be deemed to be other than a payment on account of the earliest stipulated amount then due, nor shall any endorsement or statement on any check or payment as Basic Rent or Supplemental Rent be deemed an accord and satisfaction and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such Basic Rent or Supplemental Rent or pursuant to any other remedy provided in this Lease.

         Section 23.4. Payment of Rent Not Waiver. The payment by the Tenant of any Basic Rent or Supplemental Rent with knowledge of the breach of any covenant of this Lease on the part of the Landlord or the Agent shall not be deemed a waiver of such breach.

                                   ARTICLE 24
                            NON-LIABILITY OF LANDLORD

         Section 24.1. Non-Liability of Landlord. Neither the Landlord nor its agents, employees, officers, directors and representatives shall be liable to the Tenant or the Tenant's Visitors for any damage, injury, loss, compensation or claim based on, arising out of, or resulting from any causes (other than a breach of the covenant of quiet enjoyment pursuant to Section 16.1) including, but not limited to, the following: repairs to any portion of the Leased Property; interruption in the use of the Leased Property; any accident or damage resulting from the use or operation (by the Tenant or any other person or persons) of heating, cooling, electrical or plumbing equipment or apparatus; any fire, robbery, theft, mysterious disappearance and/or any other casualty; the actions of any other Person or Persons; any leakage in any part or portion of the Leased Property, or from water, rain or snow that may leak into, or flow from, any part of the Leased Property, or from drains, pipes or plumbing fixtures in any part of the Leased Property; or any act, omission, or any neglect of the Tenant or Tenant's Visitors in the use of any part of the Leased Property by the Tenant or Tenant's Visitors; provided, however, that the Landlord shall remain liable to the Tenant for the Landlord's gross negligence or willful misconduct.

         Section 24.2. Landlord Not Responsible for Tenant's Property. As an express inducement to the Landlord to enter into this Lease, and notwithstanding any provisions of this Lease to the contrary, the Tenant agrees that any goods, personal property or personal effects, including removable trade fixtures used or placed by the Tenant or its employees in or about the Leased Property shall be at the sole risk of the Tenant, and the Landlord shall not in any manner be held responsible or liable therefor; nor shall the Landlord or its agents, employees, officers, directors and representatives have any liability to the Tenant for any claims based on the interruption of, or loss to, the Tenant's business.

                                   ARTICLE 25
                                 INDEMNIFICATION

         Section 25.1. Indemnification. Subject to the provisions of Section
25.2 below, the Tenant shall indemnify, defend, protect and save harmless the Landlord, the Agent, the LC Lenders, the Trustee and their respective Affiliates, agents, employees, officers, directors,



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members, principals and other representatives (each, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all liabilities, penalties, fines, damages, claims, losses, costs, charges and expenses, including without limitation court costs and reasonable attorneys' fees, which may be imposed upon, incurred by or asserted against the Indemnified Parties, or any of them, in connection with, arising out of or resulting from:

                           (a) any Indemnified Party's interest in the Leased Property or any part thereof;

                           (b) any Applicable Project, including without limitation (i) the construction of the Improvements or Off-Site Improvements at or with respect to any Individual Property; (ii) any matter arising out of or relating to the Applicable Construction Agreement and (iii) the failure to construct the Applicable Project in accordance with the Applicable Construction Agreement, the Applicable Approvals and the Applicable Plans and Specifications;

                           (c) the possession and occupancy of the Leased Property or any part thereof, or the uses, operations or businesses conducted on the Leased Property or any part thereof, including without limitation any failure to use or operate any Individual Property in accordance with applicable Legal Requirements and Environmental Requirements;

                           (d)      any matter relating to title to any
         Individual Property, including without limitation any matter arising out of or relating to the Applicable Acquisition Agreement;

                           (e)      any Default or Event of Default hereunder;

                           (f)      any matter relating to the physical
         condition of any Individual Property;

                           (g) any matter relating to the environmental condition of any Individual Property, including without limitation (i) the failure of such Individual Property to comply with all applicable Environmental Requirements, (ii) any violation or notice of violation of or with respect to any Environmental Requirement applicable to such Individual Property, (iii) any action, suit, proceeding, hearing, investigation or inquiry before or by any Governmental Authority and
         (iv) the existence or discharge of any Hazardous Substances at or on such Individual Property;

                           (h) the failure of any Individual Property to comply with all applicable Legal Requirements, including without limitation Legal Requirements relating to zoning and building code enforcement;

                           (i) any tax on gross rental payments, including, without limitation, any sales or use tax, gross receipts tax, rental or occupancy tax, transfer tax, license or permit fee, franchise fee or tax, documentary or stamp tax, intangible tax or other tax



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         resulting from or relating to the ownership, use, occupancy, or rental of the Leased Property, or any part thereof, or this Lease (other than federal income taxes and state and local taxes imposed upon or measured by net income);

                           (j) the failure of Tenant to make timely payment of any Impositions payable on account of or with respect to the Leased Property or any part thereof; and

                           (k) with respect to the Offering Statement, any amendment or supplement thereto, any actual or alleged misstatement or omission of material fact, including any omission to state a material fact necessary to make any statements contained therein, in light of the circumstances under which they were made, not misleading, relating to the Tenant, any Applicable Project or Individual Property excluding, however, material appearing under the headings, "THE ISSUER", "THE LC ISSUERS", "THE LETTERS OF CREDIT" and "THE BONDS", but including, without limitation "THE COMPANY", "PURPOSE OF THE BOND ISSUE" and "APPLICATION OF BOND PROCEEDS".

         Section 25.2. Exceptions to Indemnification.

                           (a) Notwithstanding any provision herein to the contrary, the Tenant shall not be liable for indemnification or reimbursement to, any Indemnified Party to the extent that such Indemnified Party has acted in a manner constituting gross negligence or willful misconduct in connection with the matter for which such Indemnified Party is seeking indemnification or reimbursement.

                           (b) All amounts which may become due from the Tenant to any Indemnified Party under this Article 25 shall be reduced by any amounts actually received by such Indemnified Party from the proceeds of insurance provided by the Tenant and by tax benefits, refunds, savings or credits resulting from indemnification.

                           (c) Notwithstanding any provision herein to the contrary, the Tenant's indemnification responsibilities hereunder shall not include liability for amounts due, or expenses incurred by or on behalf of the Landlord, solely by reason of its status as landlord of the Individual Properties under applicable laws and regulations relating to federal income taxes and state and local taxes imposed upon or measured by net income.

                           (d)      All amounts described in Section 3.8(b)
         hereof.

         Section 25.3. Right of Set-Off. In addition to any rights now or hereafter granted under applicable law, upon the occurrence and during the continuance of any Event of Default, each Indemnified Party is hereby authorized by the Tenant at any time or from time to time, without notice to any Person (any such notice being hereby expressly waived) to set off, to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured (but not including trust



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accounts)) and any other Debt at any time held or owing by such Indemnified
Party to or for the credit or the account of the Tenant against and on account of the obligations of the Tenant owing to such Indemnified Party under this
Article 25, irrespective of whether or not (i) such Indemnified Party shall have made any demand therefor hereunder, (ii) the Rent shall have been accelerated and be due and payable or (iii) such obligations are contingent or unmatured.

         Section 25.4. Miscellaneous; Survival.

                           (a) All amounts which may become due from the Tenant to any Indemnified Party under this Article 25 shall be payable by the Tenant within 5 Business Days after demand therefor by the Indemnified Party. All such amounts shall be included as part of, and shall be deemed to be, Supplemental Rent under this Lease.

                           (b) Nothing contained in this Article 25 shall impair or otherwise derogate the Tenant's rights with respect to any Person not expressly entitled to the benefits of the provisions of this
         Article 25.

                           (c) The provisions of this Article 25 and of any other indemnification provisions elsewhere contained in this Lease shall survive the expiration or earlier termination of the Term of this Lease with respect to acts, occurrences or omissions occurring prior to the expiration or earlier termination of the Term of this Lease.

                                   ARTICLE 26
                                     NOTICES

         Section 26.1. Notices. All notices, offers, approvals, elections, consents, acceptances, waivers, reports, requests and other communications required or permitted to be given hereunder (all of the foregoing hereinafter collectively referred to as "Communications") shall be in writing and shall be deemed to have been duly given if delivered personally with receipt acknowledged or sent by facsimile (which shall be confirmed by a writing sent by registered or certified mail or equivalent on the same date that such facsimile is sent), or by recognized overnight courier for next Business Day delivery, addressed or sent to the parties at the following addresses and facsimile numbers or to such other additional address or facsimile number as any party shall hereafter specify by Communication to the other parties:

                  If to the Landlord:       Movieplex Realty Leasing, L.L.C.
                                            2 World Trade Center
                                            Suite 2112
                                            New York, New York 10048
                                            ATTN: Mr. Gilbert Sandler
                                            Facsimile: (212) 775-0901

                  with a copy to:           Wolff & Samson
                                            5 Becker Farm Road
                                            Roseland, New Jersey 07068
                                            ATTN:  Martin L. Wiener, Esq.
                                            Facsimile:  (973) 740-1407



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


                  If to the Tenant:         Carmike Cinemas, Inc.
                                            1301 First Avenue
                                            Columbus, Georgia 31901-2109
                                            ATTN: Mr. John Barwick
                                            Facsimile: (706) 576-3419



                  with a copy to:           Carmike Cinemas, Inc.
                                            1301 First Avenue
                                            Columbus, Georgia  31901-2109
                                            ATTN: Mr. Lamar Fields
                                            Facsimile: (706) 576-3441

                  with a copy to:           Troutman Sanders LLP
                                            600 Peachtree Street
                                            Suite 5200
                                            Atlanta, Georgia  30308-2216
                                            ATTN: Hazen Dempster, Esq.
                                            Facsimile: (404) 885-3995


                  If to the Agent:          Wachovia Bank, N.A.
                                            191 Peachtree Street, N.E.
                                            Atlanta, Georgia  30303-1757
                                            ATTN: Syndications Group
                                            Facsimile: (404) 332-4005

                  with a copy to:           Wachovia Bank, N.A.
                                            191 Peachtree Street, N.E.
                                            30th Floor
                                            Atlanta, Georgia  30303-1757
                                            ATTN: Mr. Reginald Dawson
                                            Facsimile: (404) 332-6920

                  with a copy to:           Jones, Day, Reavis & Pogue
                                            3500 SunTrust Plaza
                                            303 Peachtree Street, N.E.
                                            Atlanta, Georgia  30308-3242
                                            ATTN:  Christopher L. Carson, Esq.
                                            Facsimile: (404) 581-8868



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                                   ARTICLE 27
                                MECHANICS' LIENS

         Section 27.1. Mechanics' Liens. If any mechanics' or other lien, charge or order for the payment of money or otherwise shall be filed against the Leased Property or any part thereof (whether or not such lien, charge or order is valid or enforceable as such), arising out of any act or omission by the Tenant, the Tenant shall promptly notify the Landlord and the Agent thereof and, at the Tenant's expense, shall cause it to be canceled or discharged of record by bonding or otherwise within ten (10) days after notice of such filing, and the Tenant shall, in any event indemnify and save the Landlord, the Agent and the Trustee harmless against and shall pay all costs, expenses, losses, fines and penalties, including, without limitation, attorneys' fees and disbursements, related thereto or resulting therefrom.

                                   ARTICLE 28
                             DEFINITION OF LANDLORD

         Section 28.1. Definition of Landlord. The term "Landlord" as used in this Lease shall mean only (i) the owner of the Leased Property, which is currently Movieplex Realty Leasing, L.L.C and (ii) the Agent, as assignee for the benefit of the LC Lenders pursuant to the Security Documents. Upon the transfer of title to the Leased Property or any part thereof, Movieplex Realty Leasing, L.L.C. shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder except for liabilities which arose prior to such transfer and this Lease shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest. Notwithstanding anything to the contrary herein contained, for so long as any amounts shall be due and owing the Agent under the Reimbursement Agreement or the Reimbursement Notes, the Landlord and Tenant agree that the exercise by the Landlord of remedies to enforce its Reserved Rights may be pursued whether or not an Event of Default shall have occurred and be continuing hereunder or under any other Transaction Document. Further, the Landlord agrees that the Landlord, without the prior written consent of the Agent, shall not take any action to accelerate the payment of Rent or seek to terminate this Lease, it being expressly acknowledged by the Landlord that any injunctive or other equitable relief shall not seek to dispossess the Tenant from the Leased Property. Any exercise by the Landlord shall be upon notice to the Tenant. The Landlord's rights with respect to its exercise of remedies concerning the Reserved Rights shall not be limited to equitable relief provided that the Landlord shall give the Tenant and the Agent five days' prior notice of the institution of any action with respect to such Reserved Rights.

                                   ARTICLE 29
                              DEFINITION OF TENANT

         Section 29.1. Definition of Tenant. The term "Tenant" as used in this Lease includes the Tenant, its successors and permitted assigns and any person or entity claiming by, through or under the Tenant. The Tenant shall be as fully responsible to the Landlord for all acts and omissions of its subtenants and occupants as it is for its own acts and omissions.



                                       87
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                                   ARTICLE 30
                               PERSONAL LIABILITY

         Section 30.1. No Personal Liability or Accountability. Anything in this Lease to the contrary notwithstanding, the liability, if any, of the Landlord to the Tenant in the performance by the Landlord of its obligations under this Lease or any Transaction Document to which it is a party, any default by the Landlord hereunder or thereunder or the Landlord's gross negligence or willful misconduct in connection herewith or therewith, shall be limited to the interest of the Landlord in the Leased Property and the Tenant agrees to look solely to the Landlord's interest in the Leased Property for the recovery of any judgment from the Landlord or its agents, employees, officers, directors and representatives. No covenant or agreement contained in this Lease shall be deemed to be the covenant or agreement of any present, past or future officer, director, or agent or employee of the Tenant or the Landlord, in his or her individual capacity, and neither the officers, directors, agents or employees of the Tenant or the Landlord nor any official executing this Lease shall be liable personally on this Lease or be subject to any personal liability or accountability by reason of any transaction or activity relating to this Lease.

                                   ARTICLE 31
                            ENVIRONMENTAL COMPLIANCE

         Section 31.1. Environmental Compliance. The Tenant agrees to comply in all material respects at its sole cost and expense with all Environmental Requirements. To the extent any Environmental Requirements hold Landlord and Tenant jointly and severally liable for compliance, Tenant shall be solely responsible for compliance with such Environmental Requirements. If on the Expiration Date or sooner termination of this Lease, any Individual Property is not in compliance with all Environmental Requirements, the provisions of Section
14.1 shall apply to such Individual Property until compliance with all Environmental Requirements is completed.

         Section 31.2. Existence of Hazardous Substances. The Tenant shall:

                           (a) not cause, suffer or permit any Hazardous Substance to exist on, about or beneath any Individual Property or discharge from any Individual Property (whether originating thereon or migrating to such Individual Property from other property), and shall promptly: (i) pay any claim against the Tenant, the Landlord, the Trustee or any Individual Property, (ii) remove any Lien upon any Individual Property and (iii) defend, indemnify and hold the Landlord and its agents, employees, officers and representatives and the Trustee harmless from any and all claims, expenses, liability, loss or damage, in each case resulting from any Hazardous Substance that exists on, about or beneath any Individual Property or is discharged from any Individual Property;

                           (b) not cause, suffer or permit any Hazardous Substance to exist on or discharge from any property owned or used by the Tenant which would result in any Lien upon any Individual Property and shall promptly: (i) pay any claim against the Tenant, the Landlord, the Trustee or any Individual Property; (ii) remove any charge or lien upon



                                       88
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         any Individual Property and (iii) defend, indemnify and hold the
         Landlord and the Trustee harmless from any and all claims, expenses, liability, loss or damage, resulting from the existence of any such Hazardous Substance; or

                           (c) notify the Landlord and the Trustee in writing of any Hazardous Substance that exists on, about or beneath any Individual Property or is discharged from or onto any Individual Property (whether originating thereon or migrating to such Individual Property from other property) within ten (10) days after the Tenant first has knowledge of such existence or discharge.

         Section 31.3. Environmental Inspection. If during the Term the Landlord has reason to believe that any Individual Property fails to comply with Environmental Requirements, the Landlord shall have the right to require the Tenant, at the Tenant's sole cost and expense, to retain an environmental consultant, reasonably acceptable to the Landlord, to conduct a complete and thorough on-site inspection of such Individual Property, including but not limited to a geohydrological survey of soil and subsurface conditions as well as other tests, to determine whether such Individual Property and the Tenant and any subtenants's use and occupancy thereof is in full compliance with all Environmental Requirements. The consultant shall certify to the Landlord whether, in the consultant's professional judgment, such Individual Property and such use and occupancy are in full compliance with all Environmental Requirements and, if such is not the case, the consultant shall recommend appropriate cost-effective remedial actions with respect thereto, which actions will be performed by the Tenant at its sole cost and expense, as well as the costs of all investigations, tests and consulting fees.

         Section 31.4. De Minimus Quantities. Notwithstanding the foregoing, the Tenant shall be permitted to bring upon any Individual Property and use such quantities of certain Hazardous Substances which are necessary to the proper operation of the Tenant's business provided that such activities shall be done in compliance with all Legal Requirements. The Tenant shall comply with all Environmental Requirements in connection with transportation, storage, use and disposition of said permitted Hazardous Substances. This provision shall not include any Hazardous Substance either currently or in the future classified as an "Extremely Hazardous Substance" under the Federal Emergency Planning and Community Right to Know Act (42 U.S.C. 11001 et seq.).

                                   ARTICLE 32
                                  MISCELLANEOUS

         Section 32.1. Entireties; Exhibits; Conflicts; Modifications.

                           (a) Except for the Transaction Documents, this Lease constitutes the entire agreement of the Parties hereto with respect to its subject matter, and all prior agreements with respect thereto are merged herein.

                           (b) All Exhibits attached to this Lease are incorporated into this Lease and shall be deemed to be made a part of this Lease for all purposes.

                           (c) If any conflict or inconsistency exists between any term or provision contained in the body of the Lease and any term or provision contained in any Lease Supplement, then the term or provision contained in the Lease Supplement shall control and prevail in all respects.

                           (d) Any attempt hereafter made to change, modify, waive, discharge or effect an abandonment of this Lease in whole or in part shall be void and ineffective unless in writing and signed by the Party against whom enforcement of the change, modification, waiver, discharge or abandonment is sought.

         Section 32.2. Further Assurances and Corrective Instruments. The Landlord and the Tenant agree that they will, if necessary, execute, acknowledge and deliver, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Leased Property or any part thereof hereby leased or intended so to be or for carrying out the expressed intention of this Lease including, without limitation the provisions of Sections 32.15(b) and (c).

         Section 32.3. Jury Trial Waiver. To the extent permitted by law, the Landlord and the Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other on any matter whatsoever arising out of or in connection with this Lease, the relationship of any of the Landlord, the Agent and the Tenant, the Tenant's use or occupancy of the Leased Property and/or any claim, injury or damage, or any emergency or statutory remedy.

         Section 32.4. Severability. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by Legal Requirements.

         Section 32.5. Interpretation.

                           (a)      Whenever in this Lease any words of
         obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants.

                           (b) Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

                           (c) This Lease shall not be strictly construed either against the Landlord or the Tenant, regardless of whether any provision thereof has been drafted by the Landlord or the Tenant (or their respective attorneys).



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                           (d)      The headings and captions contained in this
         Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

                           (e)      The covenants and agreements herein
         contained shall, subject to the provisions of this Lease, bind and inure to the benefit of the Landlord, its successors and assigns, and the Tenant, its successors and permitted assigns except as otherwise provided herein.

                           (f) This Lease has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the internal laws of the State of New York, except to the extent that the internal laws of any Applicable State shall mandatorily govern matters relating to real property located in such Applicable State.

                           (g) The Landlord has made no representations or promises with respect to the Leased Property, except as expressly contained herein.

         Section 32.6. No Offer; No Option, etc. The submission of this Lease to the Tenant for examination does not constitute by the Landlord a reservation of, or an option to the Tenant for, the Leased Property or any part thereof, or an offer to lease on the terms set forth herein, and this Lease shall become effective as a lease agreement only upon execution and delivery thereof by the Landlord and the Tenant.

         Section 32.7. Recording. This Lease or (if permitted by law in the Applicable State) a short form memorandum of this Lease in recordable form, provided that such memorandum shall not contain any of the specific rental terms set forth herein, shall be recorded in the appropriate land records of any Applicable State and the Tenant shall pay all recording fees. Upon the expiration or earlier termination of this Lease, the Tenant shall execute and deliver to the Landlord, in recordable form, an instrument which terminates of record this Lease or any memorandum of Lease, as applicable. The Tenant hereby appoints the Landlord its attorney-in-fact to execute such instrument on the Tenant's behalf. The provisions of this Section 32.7 shall survive the expiration or sooner termination of this Lease.

         Section 32.8. Consent by Landlord. Wherever in this Lease the Landlord agrees not to unreasonably withhold its consent or approval, or words of like import, the Tenant agrees that it shall not be unreasonable for the Landlord to withhold such consent or approval (i) if by granting such consent or approval the Landlord shall be in violation of any Secured Interests or any Legal Requirement, or (ii) the Trustee or the Agent shall not give its consent or approval thereto where its consent or approval is required by the terms of its Secured Interest. The foregoing are illustrative, and not the sole instances, in which the Landlord's withholding of consent shall be deemed to be not unreasonable. The Tenant agrees that if it is determined that the Landlord unreasonably withheld its consent under any provisions of this Lease, the Tenant shall have no action for damages against the Landlord but shall be limited to an action for specific performance



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or the like.

         Section 32.9. No Merger. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Leased Property or any part thereof, by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Leased Property or any part thereof; and no such merger shall occur unless and until all persons, corporations, firms and other entities having an interest (including a Security Interest) in (i) this Lease or the leasehold estate created by this Lease; and (ii) any such other estate or interest in the Leased Property or any part thereof shall join in a written instrument effecting such merger and shall duly record same.

         Section 32.10. Landlord, Agent and Tenant Representatives. Whenever under the provisions of this Lease the approval of the Landlord, the Agent or the Tenant is required or the Landlord, the Agent or the Tenant is required to take some action at the request of the other, such approval of such request shall be given for the Landlord, by an Authorized Representative of the Landlord, for the Agent by an Authorized Representative of the Agent, and for the Tenant, by an Authorized Representative of the Tenant. The Landlord, the Agent and the Tenant, as the case may be, shall be authorized to rely upon any such approval or request.

         Section 32.11. Binding; Counterparts. This Lease shall be binding upon the parties hereto only when duly executed on behalf of both the Tenant and the Landlord together; provided, however, that each set of counterparts taken together shall constitute an original.

         Section 32.12. Time is of the Essence. Time is of the essence with respect to this Lease and no covenant or obligation hereunder to be performed by the Tenant may be waived except by the written consent of the Landlord and the Agent and waiver of any such covenant or obligation or a forbearance to invoke any remedy on any occasion shall not constitute or be treated as a waiver of such covenant or obligation or any other covenant or obligation as to any other occasion and shall not preclude the Landlord from invoking such remedy at any later time prior to the Tenant's cure of the condition giving rise to such remedy. Each of the Landlord's rights hereunder is cumulative to its other rights hereunder and not alternative thereto.

         Section 32.13. Receipt of Lease. The Parties hereto each acknowledge receipt of a signed, true and exact copy of this Lease.

         Section 32.14. Unavoidable Delay. If either Party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, or where the Tenant is barred or prevented, directly or indirectly, from proceeding with the development otherwise permitted by a legal action instituted by any Applicable State agency, political subdivision or other party to protect the public health and welfare or by a directive or Order issued by any Applicable State agency, political subdivision or Court of competent jurisdiction to protect the public health or welfare, acts of war or other cause without fault and beyond the reasonable control of the Party obligated,




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performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this
Section 32.14 shall excuse the Tenant from the prompt payment of any Rent or Impositions payable pursuant to the provisions of this Lease.

         Section 32.15. Relation of Parties.

                           (a) Nothing in this Lease shall be construed to make the Parties hereto partner or joint venturers or to render either party hereto liable for any obligation of the other.

                           (b) The Landlord and the Tenant acknowledge and agree that solely for purposes of property law and the Bankruptcy Code
         (i) this Lease shall not constitute a "true lease" but shall instead constitute a financing and shall not be deemed an "executory contract" or "unexpired lease" under Section 365 of the Bankruptcy Code or any similar provisions of the Bankruptcy Code, (ii) in the event that the Tenant shall seek relief under the Bankruptcy Code, neither it nor the Landlord shall seek to have the Lease classified as a "true lease" nor shall either raise an objection to or seek to limit the claim of Landlord and the Agent and LC Lenders under Section 502(b)(6) of the Bankruptcy Code or any similar provision of the Bankruptcy Code, (iii) the obligations of the Tenant to the Landlord and the Agent and LC Lenders under this Lease are obligations of the Tenant ranking pari passu as to debt priority with the Tenant's obligations to its other senior lenders, (iv) this Lease be treated as a mortgage or deed of trust (whichever is applicable in the Applicable State in which the Individual Properties are located) and security agreement, encumbering each Individual Property, and that Tenant, as grantor, hereby grants to Landlord, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on each Individual Property, (v) that Landlord shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee or deed of trust beneficiary available under the law of the Applicable State to take possession of and sell (whether by foreclosure or otherwise) any Individual Property, (vi) that the effective date of such mortgage or deed of trust shall be the effective date of this Lease, (vii) that the recording of this Lease or a memorandum of Lease shall be deemed to be the recording of such mortgage or deed of trust, and (viii) that the obligations secured by such mortgage or deed of trust shall include the Obligations and all other obligations of and amounts due from Tenant hereunder and under the Transaction Documents. The Tenant shall not enter into any other financings, leases, or other similar arrangements pursuant to which the Tenant's obligations thereunder shall be senior as to debt priority to its obligations to the Landlord and the Agent and LC Lenders under this Lease.

                           (c) The Landlord and Tenant acknowledge and agree that for all purposes other than property and bankruptcy law purposes (including, but not limited to, for purposes of applicable federal, state and local tax laws), this Lease shall be deemed to be a "true lease" with Tenant as the lessee of the Leased Property and the Landlord and the Tenant agree not to take any action or position, or make any filing, inconsistent with



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         such treatment, including, but not limited to, on or with respect to their federal, state and local tax returns or any other filing.

                           (d) The Tenant acknowledges that the Landlord, the Agent and the LC Lenders are relying on the provisions of Section 32.15(b) and that if the Tenant violates any provision of or threatens to violate any provision of this Section it will cause the Agent irreparable harm and agrees that the Agent may pursue both injunctive relief and any and all other remedies available at law or in equity for such violation or threatened violation, including the recovery of damages and reasonable attorneys' fees and costs.

                           (e) Landlord acknowledges that the Tenant is relying on the provisions of Section 32.15(c) and that if the Landlord violates any provision of or threatens to violate any provision of such
         Section it will cause the Tenant irreparable harm and agrees that the Tenant may pursue both injunctive relief and any and all other remedies available at law or in equity for such violation or threatened violation, including the recovery of damages and reasonably attorneys' fees and costs.

         Section 32.16. Survival of Indemnification and Other Obligations. Regardless of whether explicitly stated in any other provision of this Lease, any obligation of the Tenant to indemnify the Landlord, the Trustee, the Agent or any other Person shall constitute Supplemental Rent, the payment of which shall survive the expiration or earlier termination of this Lease. Further, the Tenant hereby expressly acknowledges that the Agent is a third party beneficiary of all obligations to make payments of Supplemental Rent in amounts provided herein in respect of indemnification obligations hereunder of the Tenant to or for the benefit of the Agent.

         Section 32.17. Brokerage Indemnity. Each Party represents to the other that neither has utilized the services of a broker or other person and is not obligated with respect to any claims for brokerage, commission, finder's or other fees relative to this Lease and the transaction set forth herein based in any way on agreement, arrangements or understandings made by such party with any other party or parties.

         Section 32.18. Reference to Trustee and Agent. This Lease shall be deemed to be amended (a) to delete all references to the Trustee from and after the time all Bonds are redeemed pursuant to the provisions of the Indenture and
(b) to delete all references to the Agent from and after the time all Obligations and other amounts due and owing to the Agent and the LC Lenders under the Reimbursement Agreement shall have been paid in full and all Letters of Credit and commitments thereunder have been terminated; provided, however, that nothing contained in this Section 32.18 shall in any manner limit the indemnification obligations of the Tenant to the Trustee or the Agent which survive the expiration or sooner termination of this Lease.

         Section 32.19. Date for Identification Purposes. This Lease has been dated as of September 1, 1997 as a matter of convenience of reference only. This Lease shall not be effective and binding upon the Parties until the actual execution and delivery hereof by the Landlord and the Tenant, which shall occur on the Commencement Date. Each Lease



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Supplement shall not be effective and binding upon the Parties until the actual execution and delivery thereof by the Landlord and the Tenant.

         Section 32.20. Negotiation of this Lease. This Lease has been willingly entered into by sophisticated commercial parties, each represented by independent legal counsel.

         Section 32.21. Conditions to Effectiveness. This Agreement shall become effective on and as of the first date on which the following conditions precedent have been satisfied (the "Effective Date"):

                           (a) receipt by the Agent from each of the parties hereto of either (i) a duly executed counterpart of this Lease signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Agent;

                           (b) receipt by the Agent of an opinion of Troutman Sanders, counsel for the Tenant and the Guarantors, dated as of the Effective Date, in form and substance reasonably satisfactory to the Agent and its counsel, as to the corporate authority, existence and good standing of the Tenant and the Guarantors and the binding effect and enforceability of this Lease, the First Amendment to Reimbursement Agreement and the Guaranty and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

                           (c) receipt by the Agent of a certificate (the "Closing Certificate"), dated the Effective Date, signed by a principal financial officer of the Tenant, to the effect that (i) no Default has occurred and is continuing on the Effective Date and (ii) the representations and warranties of the Tenant contained in Section 2.1 are true on and as of the Effective Date;

                           (d) receipt by the Agent of all documents which the Agent or any LC Lender may reasonably request relating to the existence of the Tenant and each Guarantor, the corporate authority for and the validity of this Lease, the Guaranty and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including without limitation a certificate of incumbency of the Tenant and each Guarantor (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Tenant or each Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of the Tenant or each Guarantor authorized to execute and deliver this Lease or the Guaranty, as applicable, and certified copies of the following items: (i) the Certificate or Articles of Incorporation of the Tenant and each Guarantor, (ii) the Bylaws of the Tenant and each Guarantor, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Tenant as a Delaware corporation and similar certificates for each Guarantor from its jurisdiction of incorporation, and (iv) the action taken by the Board of Directors of the Tenant and each Guarantor authorizing the Tenant's and Guarantors' execution, delivery and performance of this Lease or the Guaranty, as applicable;



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                           (e)      receipt by the Agent from each of the
         Guarantors as of the Effective Date of a duly executed counterpart of the Guaranty signed by such Guarantor and from the Tenant and each of the Guarantors as of the Effective Date of a duly executed counterpart of the Contribution Agreement signed by the Tenant and such Guarantors;

                           (f) receipt by the Agent of (x) an amendment fee, for the ratable account of the Banks, and (y) the other fees payable on the Effective Date to the Agent, for its own account, in each and pursuant to an engagement letter dated January 12, 1999, between the Tenant, the Landlord and the Agent;

                           (g)      receipt by the Agent of evidence
         satisfactory to it of execution and delivery of the Credit Agreement as contemplated in an engagement letter dated January 12, 1999, between the Tenant and Wachovia Bank, N.A., as LC Agent;

                           (h) the Subordinated Debt shall have received a Debt Rating of B- or higher by S&P and B3 or higher by Moody's;

                           (i) Receipt by the Agent and the Trustee of an opinion of Wolff & Samson, counsel for the Landlord , to the effect that the amendments to the Lease contained herein do not materially adversely affect the interests of the Holders; and

                           (j)      Consent of the Trustee pursuant to Section
         9.08 of the Indenture.



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         IN WITNESS WHEREOF, the Parties have executed this Lease on the date first above written.


WITNESS:                            LANDLORD:

                                    MOVIEPLEX REALTY LEASING, L.L.C.

                                    By:      RANDOLPH, HUDSON & CO.,
                                             INC., Manager


/s/ Susan Forsyth                   By: /s/ Roger J. Burns
--------------------------------       --------------------------------
                                            Name:  Roger J. Burns
                                            Title: Vice President




                                    TENANT:

ATTEST:                             CARMIKE CINEMAS, INC.


/s/ F. Lee Champion, III            By: /s/ John O. Barwick, III
--------------------------------       --------------------------------
    Secretary                               Name:  John O. Barwick, III
                                            Title: S.V.P.





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